Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 22, 2011	Jul. 04, 2010
Document Information [Line Items]
Document type	10-K
Amendment flag	false
Document period end date	Dec 31, 2010
Document fiscal year focus	2010
Document fiscal period focus	Q4
Entity Information [Line Items]
Entity registrant name	PFIZER INC
Entity central index key	0000078003
Current fiscal year end date	--12-31
Entity well known seasoned issuer	Yes
Entity voluntary filers	No
Entity current reporting status	Yes
Entity filer category	Large Accelerated Filer
Entity public float			$ 114
Entity common stock shares outstanding		7,995,220,402

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues	$ 67,809	$ 50,009	$ 48,296
Costs and expenses:
Cost of Sales	16,279	8,888	8,112
Selling, informational and administrative expenses	19,614	14,875	14,537
Research and development expenses	9,413	7,845	7,945
Amortization of intangible assets	5,404	2,877	2,668
Acquisition-related in-process research and development charges	125	68	633
Restructuring charges and certain acquisition - related costs	3,214	4,337	2,675
Other deductions - net	4,338	292	2,032
Income from continuing operations before provision for taxes on income	9,422	10,827	9,694
Provision for taxes on income	1,124	2,197	1,645
Income from continuing operations	8,298	8,630	8,049
Discontinued operations - net of tax	(9)	14	78
Net income before allocation to noncontrolling interests	8,289	8,644	8,127
Less: Net income attributable to noncontrolling interests	32	9	23
Net income attributable to Pfizer Inc.	$ 8,257	$ 8,635	$ 8,104
Earnings per common share - basic
Income from continuing operations attributable to Pfizer Inc. common shareholders (in dollars per share)	$ 1.03	$ 1.23	$ 1.19
Discontinued operations - net of tax (in dollars per share)			$ 0.01
Net income attributable to Pfizer Inc. common shareholders (in dollars per share)	$ 1.03	$ 1.23	$ 1.2
Earnings per common share - diluted
Income from continuing operations attributable to Pfizer Inc. common shareholders (in dollars per share)	$ 1.02	$ 1.23	$ 1.19
Discontinued operations - net of tax (in dollars per share)			$ 0.01
Net income attributable to Pfizer Inc. common shareholders (in dollars per share)	$ 1.02	$ 1.23	$ 1.2
Weighted-average shares - basic (in shares)	8,036	7,007	6,727
Weighted-average shares - diluted (in shares)	8,074	7,045	6,750

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 1,735	$ 1,978
Short-term investments	26,277	23,991
Accounts receivable, less allowance for doubtful accounts: 2010- $217; 2009- $176	14,612	14,645
Short-term loans	467	1,195
Inventories	8,405	12,403
Taxes and other current assets	8,411	6,962
Assets held for sale	561	496
Total current assets	60,468	61,670
Long-term investments and loans	9,748	13,122
Property, plant and equipment, less accumulated depreciation	19,123	22,780
Goodwill	43,947	42,376
Identifiable intangible assets, less accumulated amortization	57,558	68,015
Taxes and other noncurrent assets	4,170	4,986
Total assets	195,014	212,949
Liabilities and Shareholders' Equity
Short-term borrowings, including current portion of long-term debt: 2010- $3,502; 2009- $27	5,623	5,469
Accounts payable	4,026	4,370
Dividends payable	1,601	1,454
Income taxes payable	946	10,107
Accrued compensation and related items	2,108	2,242
Other current liabilities	14,305	13,583
Total current liabilities	28,609	37,225
Long-term debt	38,410	43,193
Pension benefit obligations	6,201	6,392
Postretirement benefit obligations	3,035	3,243
Noncurrent deferred tax liabilities	18,648	17,839
Other taxes payable	6,245	9,000
Other noncurrent liabilities	5,601	5,611
Total liabilities	106,749	122,503
Preferred stock, without par value, at stated value; 27 shares authorized; issued: 2010-1,279; 2009-1,511	52	61
Common stock, $0.05 par value; 12,000 shares authorized; issued: 2010-8,876; 2009-8,869	444	443
Additional paid-in capital	70,760	70,497
Employee benefit trusts	(7)	(333)
Treasury stock, shares at cost; 2010-864; 2009-799	(22,712)	(21,632)
Retained earnings	42,716	40,426
Accumulated other comprehensive (loss)/income	(3,440)	552
Total Pfizer Inc. shareholders' equity	87,813	90,014
Equity attributable to noncontrolling interests	452	432
Total shareholders' equity	88,265	90,446
Total liabilities and shareholders' equity	$ 195,014	$ 212,949

Consolidated Balance Sheets Parenthetical (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Assets
Allowance for doubtful accounts	$ 217	$ 176
Liabilities and Shareholders' Equity
Current portion of long-term debt	$ 3,502	$ 27
Preferred stock, without par value, at stated value (in dollars per share)
Preferred stock, shares authorized	27,000,000	27,000,000
Preferred stock, issued (in shares)	1,279	1,511
Common stock, par value (in dollars per share)	$ 0.05	$ 0.05
Common stock, shares authorized	12,000,000,000	12,000,000,000
Common stock, issued (in shares)	8,876,000,000	8,869,000,000
Treasury stock, shares at cost (in shares)	864,000,000	799,000,000

Consolidated Statements of Shareholders' Equity (USD $) In Millions, except Share data	PREFERRED STOCK	COMMON STOCK	ADD'L PAID-IN CAPITAL	EMPLOYEE BENEFIT TRUSTS	TREASURY STOCK	RETAINED EARNINGS	ACCUMULATED OTHER COMPREHENSIVE (LOSS)/INCOME	SHAREHOLDERS' EQUITY	NON-CONTROLLING INTERESTS	Total
Balance, beginning (shares) at Jun. 23, 2005
Cash dividends declared -
Purchases of common stock (shares)		771,000,000
Purchases of common stock (value)		$ 19,000
Balance, ending (shares) at Dec. 31, 2010		8,876,000,000
Balance, ending (value) at Dec. 31, 2010		444
Balance, beginning (shares) at Dec. 31, 2007	2,302	8,850,000,000		(24,000,000)	(2,089,000,000)
Balance, beginning (value) at Dec. 31, 2007	93	442	69,913	(550)	(56,847)	49,660	2,299	65,010	114	65,124
Comprehensive income:
Net income						8,104		8,104	23	8,127
Other comprehensive income (loss), net of tax							(6,868)	(6,868)	35	(6,833)
Total comprehensive income								1,236	58	1,294
Cash dividends declared -
Common stock						(8,617)		(8,617)		(8,617)
preferred stock						(5)		(5)		(5)
Stock option transactions (shares)				1,000,000
Stock option transactions (value)			207	32				239		239
Purchases of common stock (shares)		26,000,000			(26,000,000)
Purchases of common stock (value)					(500)			(500)		(500)
Employee benefit trust transactions - net (shares)				(1,000,000)
Employee benefit trust transactions - net (value)			(113)	93				(20)		(20)
Preferred stock conversions and redemptions (shares)	(498)
Preferred stock conversions and redemptions (value)	(20)		(7)		2			(25)		(25)
Other (shares)		13,000,000			(2,000,000)
Other (value)		1	283		(46)			238	12	250
Balance, ending (shares) at Dec. 31, 2008	1,804	8,863,000,000		(24,000,000)	(2,117,000,000)
Balance, ending (value) at Dec. 31, 2008	73	443	70,283	(425)	(57,391)	49,142	(4,569)	57,556	184	57,740
Comprehensive income:
Net income						8,635		8,635	9	8,644
Other comprehensive income (loss), net of tax							5,121	5,121	5	5,126
Total comprehensive income								13,756	14	13,770
Acquisition of Wyeth (shares)					1,319,000,000
Acquisition of Wyeth (value)					35,733	(12,430)		23,303	330	23,633
Cash dividends declared -
Common stock						(4,916)		(4,916)		(4,916)
preferred stock						(5)		(5)		(5)
noncontrolling interests									(5)	(5)
Stock option transactions (value)			130	9				139		139
Employee benefit trust transactions - net (shares)				7,000,000
Employee benefit trust transactions - net (value)			(61)	111				50		50
Preferred stock conversions and redemptions (shares)	(293)
Preferred stock conversions and redemptions (value)	(12)		(1)		3			(10)		(10)
Purchase of subsidiary shares from noncontrolling interests			(66)					(66)	(102)	(168)
Other (shares)		6,000,000		(2,000,000)	(1,000,000)
Other (value)			212	(28)	23			207	11	218
Balance, ending (shares) at Dec. 31, 2009	1,511	8,869,000,000		(19,000,000)	(799,000,000)
Balance, ending (value) at Dec. 31, 2009	61	443	70,497	(333)	(21,632)	40,426	552	90,014	432	90,446
Comprehensive income:
Net income						8,257		8,257	32	8,289
Other comprehensive income (loss), net of tax							(3,992)	(3,992)	4	(3,988)
Total comprehensive income								4,265	36	4,301
Cash dividends declared -
Common stock						(5,964)		(5,964)		(5,964)
preferred stock						(3)		(3)		(3)
noncontrolling interests									(17)	(17)
Stock option transactions (shares)				1,000,000
Stock option transactions (value)			161	14				175		175
Purchases of common stock (shares)					(61,000,000)
Purchases of common stock (value)					(1,000)			(1,000)		(1,000)
Employee benefit trust transactions - net (shares)				16,000,000
Employee benefit trust transactions - net (value)			(19)	292				273		273
Preferred stock conversions and redemptions (shares)	(232)
Preferred stock conversions and redemptions (value)	(9)		(1)		2			(8)		(8)
Other (shares)		7,000,000		2,000,000	(4,000,000)
Other (value)		1	122	20	(82)			61	1	62
Balance, ending (shares) at Dec. 31, 2010	1,279	8,876,000,000			(864,000,000)
Balance, ending (value) at Dec. 31, 2010	$ 52	$ 444	$ 70,760	$ (7)	$ (22,712)	$ (42,716)	$ (3,440)	$ 87,813	$ 452	$ 88,265

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities
Net income before allocation to noncontrolling interests	$ 8,289	$ 8,644	$ 8,127
Adjustments to reconcile net income before noncontrolling interests to net cash provided by operating activities:
Depreciation and amortization	8,487	4,757	5,090
Share-based compensation expense	405	349	384
Acquisition-related in-process research and development charges	125	68	633
Asset write-offs and impairment charges	3,486	305	570
Gains on disposals	(155)	(670)	(14)
Gains on sales of discontinued operations			(6)
Deferred taxes from continuing operations	1,953	(9,582)	(1,331)
Benefit plan contributions (in excess of)/less than expense	(691)	545	(49)
Other non-cash adjustments	(19)	199	(74)
Changes in assets and liabilities, net of acquisitions and divestitures:
Accounts receivable	(608)	252	195
Inventories	2,917	1,631	294
Other assets	(896)	(867)	(538)
Accounts payable and other liabilities	827	1,502	4,310
Other tax accounts, net	(12,666)	9,454	647
Net cash provided by operating activities	11,454	16,587	18,238
Investing Activities
Purchases of property, plant and equipment	(1,513)	(1,205)	(1,701)
Purchases of short-term investments with original maturities greater than 90 days	(10,931)	(35,331)	(35,705)
Proceeds from redemptions and sales of short-term investments with original maturities greater than 90 days	4,543	42,364	27,883
Proceeds from redemptions and sales of short-term investments with original maturities of 90 days or less - net	5,950	5,775	7,913
Purchases of long-term investments	(3,920)	(6,888)	(9,357)
Proceeds from redemptions and sales of long-term investments	4,381	6,504	1,009
Proceeds from redemptions of short-term loans with original maturities greater than 90 days	1,156	1,158	625
Issuances of short-term loans with original maturities greater than 90 days	(151)	(565)	(449)
Proceeds from redemptions of long-term loans	356		55
Issuances of long-term loans	(208)	(61)	(501)
Acquisitions, net of cash acquired	(273)	(43,123)	(1,184)
Other investing activities	118	100	(1,423)
Net cash used in investing activities	(492)	(31,272)	(12,835)
Financing Activities
Increase in short-term borrowings - net	6,400	32,033	40,119
Principal payments on short-term borrowings - net	(10,546)	(34,969)	(37,264)
Proceeds from issuances of long-term debt		24,023	605
Principal payments on long-term debt	(6)	(967)	(1,053)
Purchases of common stock	(1,000)		(500)
Cash dividends paid	(6,088)	(5,548)	(8,541)
Other financing activities	66	(91)	74
Net cash (used in)/provided by financing activities	(11,174)	14,481	(6,560)
Effect of exchange-rate changes on cash and cash equivalents	(31)	60	(127)
Net decrease in cash and cash equivalents	(243)	(144)	(1,284)
Cash and cash equivalents at beginning of year	1,978	2,122	3,406
Cash and cash equivalents at end of year	1,735	1,978	2,122
Supplemental Cash Flow Information
Non-cash transactions - Acquisition of Wyeth, treasury stock issued		23,303
Cash paid during the period for:
Income taxes	11,775	2,300	2,252
Interest	$ 2,155	$ 935	$ 782

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
1. Significant Accounting Policies

A. Consolidation and Basis of Presentation
The consolidated financial statements include our parent company and all subsidiaries, including those operating outside the United States (U.S.) and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the U.S., the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated. We made certain reclassification adjustments to conform prior period amounts to the current presentation, primarily related to our Consolidated Statements of Cash Flows.

On October 15, 2009, we completed our acquisition of Wyeth in a cash-and-stock transaction valued on that date at approximately  $68 billion. Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Wyeth. As a result, and in accordance with our domestic and international fiscal year-ends, our consolidated financial statements for the year ended December 31, 2009 reflect approximately two-and-a-half months of the fourth calendar quarter of 2009 in the case of Wyeth’s U.S. operations and approximately one-and-a-half months of the fourth calendar quarter of 2009 in the case of Wyeth’s international operations.

B. New Accounting Standards
The provisions of the following new accounting standards were adopted as of January 1, 2010 and did not have a significant impact on our consolidated financial statements:

•	An amendment to the recognition and measurement guidance for the transfers of financial assets.

•	An amendment to the guidelines for determining the primary beneficiary in a variable interest entity.

As of January 1, 2009, we adopted a new accounting standard that retains the purchase method of accounting for acquisitions but requires a number of changes to that method, including changes in the way assets and liabilities are recognized in purchase accounting. Specifically, they require the capitalization of in-process research and development assets at fair value and require the expensing of transaction costs as incurred. The adoption of these provisions did not have an impact on our consolidated financial statements upon adoption, but they did significantly impact our accounting for the acquisition of Wyeth in 2009. For additional information, see Note 2. Acquisition of Wyeth.

C. Estimates and Assumptions
In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets, beginning in 2009, and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also will impact the consolidated statements of income.

We regularly evaluate our estimates and assumptions using historical experience and other factors, including the economic environment. Our estimates often are based on complex judgments, probabilities and assumptions that we believe to be reasonable but that are inherently uncertain and unpredictable.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. Market conditions, such as illiquid credit markets, volatile equity markets, dramatic fluctuations in foreign currency rates and economic downturn, can increase the uncertainty already inherent in our estimates and assumptions. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under the relevant accounting standard. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. We also are subject to other risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. These and other risks and uncertainties are discussed in the accompanying Financial Review, which is unaudited, under the headings “Our Operating Environment”, “Our Strategy” and “Forward-Looking Information and Factors That May Affect Future Results” and in our 2010 Annual Report on Form 10-K under the caption, Part 1 Item 1A. “Risk Factors.”

D. Contingencies
We and certain of our subsidiaries are involved in various patent, product liability, consumer, commercial, securities, environmental and tax litigations and claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable, and we record anticipated recoveries under existing insurance contracts when assured of recovery. For tax matters, we record accruals for income tax contingencies to the extent that we conclude that a tax position is not sustainable under a “more-likely-than-not” standard, and we record our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction when we conclude that the potential recovery is more likely than not (see Note 7D. Taxes on Income: Tax Contingencies). We also evaluate tax matters that are sustainable under the “more-likely-than-not” standard in determining our accruals for income tax contingencies. We consider many factors in making these assessments. Because litigation and other contingencies are inherently unpredictable and excessive verdicts do occur, these assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions (see Note 1C. Significant Accounting Policies: Estimates and Assumptions).

E. Acquisitions
Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting. The acquisition method of accounting for acquired businesses requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Also, transaction costs are expensed as incurred. Any excess of the purchase price over the assigned values of the net assets acquired is recorded as goodwill. For acquisitions consummated prior to January 1, 2009, amounts allocated to IPR&D were expensed at the date of acquisition. When we have acquired net assets that do not constitute a business under U.S. GAAP, no goodwill has been recognized.

Contingent consideration is included within the acquisition cost and is recognized at its fair value on acquisition date. A liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. Changes in fair value are recognized in earnings.

F. Fair Value
We often are required to measure certain assets and liabilities at fair value, either upon initial measurement or for subsequent accounting or reporting. For example, we use fair value extensively in the initial measurement of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming the risk of non-performance will be the same before and after the transfer. A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (called Level 1 inputs).

•
Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (called Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (called Level 3 inputs).

G. Foreign Currency Translation
For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments in Shareholders’ equity—Accumulated other comprehensive (loss)/income. We translate functional currency statement of income amounts to their U.S. dollar equivalents at average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions—net.

For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other deductions—net, and non-monetary items at historical rates.

H. Revenues
Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns, we record revenues when the risk of product return has been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues—As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our pharmaceutical products. These deductions represent estimates of the related obligation and, as such, judgment and knowledge of market conditions and practices are required when estimating the impact of these sales deductions on gross sales for a reporting period.

Specifically:

•
In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. As appropriate, we will adjust the ratio to better match our current experience or our expected future experience. In assessing this ratio, we consider current contract terms, such as changes in formulary status and discount rates.

•
Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions are contractual or legislatively mandated, and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•
Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•
Provisions for pharmaceutical returns are based on a calculation at each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•
We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

•
Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks were  $3.0 billion as of December 31, 2010, and  $2.1 billion as of December 31, 2009, and substantially all are included in Other current liabilities.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements––Payments to and from our collaboration partners are presented in the statement of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are recorded as part of Cost of sales.

I. Cost of Sales and Inventories
We value inventories at lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost.

J. Selling, Informational and Administrative Expenses
Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the costs of marketing, advertising, shipping and handling, information technology and the associated employee compensation.

Advertising expenses relating to production costs are expensed as incurred, and the costs of radio time, television time and space in publications are expensed when the related advertising occurs. Advertising expenses totaled approximately  $4.0 billion in 2010,  $2.9 billion in 2009 and  $2.6 billion in 2008.

K. Research and Development Expenses and Acquisition-Related In-Process Research and Development Charges
Prior to January 1, 2009, when recording acquisitions, we expensed amounts related to acquired IPR&D in Acquisition-related in-process research and development charges. IPR&D acquired after December 31, 2008, as part of a business combination, is capitalized as Identifiable intangible assets. IPR&D acquired as part of an asset acquisition is expensed as incurred.

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them evenly over the remaining agreement term or the expected product life cycle, whichever is shorter.

L. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets
Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•
Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at our cost. Intangible assets with finite lives are amortized evenly over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•
Property, plant and equipment, less accumulated depreciation—These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated evenly over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

•
For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we perform a review for impairment. We calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•
For indefinite-lived intangible assets, such as Brands and IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•
For goodwill, annually and whenever impairment indicators are present, we calculate the fair value of each reporting unit and compare the fair value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of book value of goodwill over the implied fair value.

M. Restructuring Charges and Certain Acquisition-Related Costs
We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with cost-reduction initiatives that are initiated from time to time. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with integrating an acquired business (if the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Also, beginning in 2009, transaction costs, such as banking, legal, accounting and other costs incurred in connection with an acquisition are expensed as incurred and included in Restructuring charges and certain acquisition-related costs.

N. Cash Equivalents and Statement of Cash Flows
Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

O. Investments, Loans and Derivative Financial Instruments
Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive income/(loss). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 9A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments, loans and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee’s income and expense in our income statements. The excess of the cost of the investment over our share in the equity of the investee on acquisition date is allocated to the identifiable assets of the investee, with any remainder allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded, and a new cost basis in the investment is established. For loans, an impairment charge is recorded if it is probable that we will not be able to collect all amounts due according to the loan agreement.

P. Deferred Tax Assets and Income Tax Contingencies
We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Q. Pension and Postretirement Benefit Plans
We provide defined benefit pension plans for the majority of employees worldwide. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

R. Share-Based Payments
Our compensation programs can include share-based payments. All grants under share-based payment programs are accounted for at fair value and these fair values generally are amortized on an even basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

Acquisition of Wyeth	12 Months Ended
Dec. 31, 2010
Acquisition of Wyeth [Abstract]
Acquisition of Wyeth [Text Block]
2. Acquisition of Wyeth

A. Description of the Transaction
On October 15, 2009 (the acquisition date), we acquired all of the outstanding equity of Wyeth in a cash-and-stock transaction, valued at the acquisition date at approximately  $68 billion, in which each share of Wyeth common stock outstanding, with certain limited exceptions, was canceled and converted into the right to receive  $33.00 in cash without interest and 0.985 of a share of Pfizer common stock. The stock component was valued at  $17.40 per share of Wyeth common stock based on the closing market price of Pfizer's common stock on the acquisition date, resulting in a total merger consideration value of  $50.40 per share of Wyeth common stock.

Wyeth's core business was the discovery, development, manufacture and sale of prescription pharmaceutical products, including vaccines, for humans. Other operations of Wyeth included the discovery, development, manufacture and sale of consumer healthcare products (over-the-counter products), nutritionals and animal health products. Our acquisition of Wyeth has made us a more diversified health care company, with product offerings in human, animal, and consumer health, including vaccines, biologics, small molecules and nutrition, across developed and emerging markets. The acquisition of Wyeth also added to our pipeline of biopharmaceutical development projects endeavoring to develop medicines to help patients in critical areas, including oncology, pain, inflammation, Alzheimer's disease, psychoses and diabetes.

In connection with the regulatory approval process, we were required to divest certain animal health assets. Certain of these assets were sold in 2009 and 2010. It is possible that additional divestitures of animal health assets may be required based on ongoing regulatory reviews in other jurisdictions worldwide, but they are not expected to be significant to our business.

B. Fair Value of Consideration Transferred
The table below details the consideration transferred to acquire Wyeth:

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	CONVERSION CALCULATION	FAIR VALUE	FORM OF CONSIDERATION
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by Pfizer's stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ( $17.66(a) x 0.985)	$17.40	$23,303	Pfizer common stock(a),(b)
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by cash consideration per common share outstanding	$33.00	44,208	Cash
Wyeth stock options canceled for a cash payment(c)		405	Cash
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment		320	Cash
Total fair value of consideration transferred		$68,236

(a)	The fair value of Pfizer's common stock used in the conversion calculation represents the closing market price of Pfizer's common stock on the acquisition date.

(b)
Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.

(c)
Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Certain amounts may reflect rounding adjustments.

C. Recording of Assets Acquired and Liabilities Assumed
The transaction has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet.

While most assets and liabilities were measured at fair value, a single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. Our judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date, as well as adjustments made in the first year after the acquisition date to the amounts initially recorded in 2009 (measurement period adjustments). The measurement period adjustments did not have a significant impact on our earnings, balance sheets or cash flows in any period and, therefore, we have not retrospectively adjusted our financial statements.

The following table summarizes the recording of the assets acquired and liabilities assumed as of the acquisition date:

(MILLIONS OF DOLLARS)	AMOUNTS PREVIOUSLY RECOGNIZED AS OF ACQUISITION DATE (PROVISIONAL)(a)	MEASUREMENT PERIOD ADJUSTMENTS	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)
Working capital, excluding inventories(b)	$16,342	$24	$16,366
Inventories(c)	8,388	(417)	7,971
Property, plant and equipment	10,054	(216)	9,838
Identifiable intangible assets, excluding in-process research and development(c)	37,595	(1,533)	36,062
In-process research and development(c)	14,918	(1,096)	13,822
Other noncurrent assets	2,394	-	2,394
Long-term debt	(11,187)	-	(11,187)
Benefit obligations	(3,211)	36	(3,175)
Net tax accounts(d)	(24,773)	1,035	(23,738)
Other noncurrent liabilities	(1,908)	-	(1,908)
Total identifiable net assets	48,612	(2,167)	46,445
Goodwill(e)	19,954	2,163	22,117
Net assets acquired	68,566	(4)	68,562
Less: Amounts attributable to noncontrolling interests	(330)	4	(326)
Total consideration transferred	$68,236	$-	$68,236

(a)	As previously reported in Pfizer's 2009 Annual Report on Form 10-K.

(b)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(c)
The measurement period adjustments were mainly recorded to reflect changes in the estimated fair value of certain intangible assets and inventories. These adjustments were made largely to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date.

(d)
As of the acquisition date, included in Taxes and other current assets ( $1.2 billion), Taxes and other noncurrent assets ( $2.8 billion), Income taxes payable ( $500 million), Other current liabilities ( $11.1 billion), Noncurrent deferred tax liabilities ( $14.0 billion) and Other taxes payable ( $2.1 billion, including accrued interest of  $300 million). The measurement period adjustments primarily reflect the tax impact of the pre-tax measurement period adjustments. The measurement period adjustments did not result from intervening events subsequent to the acquisition date.

(e)	Goodwill recognized as of the acquisition date totaled $19,340 million for our Biopharmaceutical segment and $2,777 million for our Diversified segment.

As of the acquisition date, the fair value of accounts receivable approximated book value acquired. The gross contractual amount receivable was  $4.2 billion, of which  $140 million was not expected to be collected.

As part of the acquisition, we acquired liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications that Wyeth incurred in the ordinary course of business. These matters can include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date, if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria were met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•
Environmental Matters-In the ordinary course of business, Wyeth incurred liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications. Virtually all liabilities for environmental matters, including contingencies, were measured at fair value and approximated  $570 million as of the acquisition date.

•
Legal Matters-Wyeth was involved in various legal proceedings, including product liability, patent, commercial, environmental, antitrust matters and government investigations, of a nature considered normal to its business (see Note 19. Legal Proceedings and Contingencies). Due to the uncertainty of the variables and assumptions involved in assessing the possible outcomes of events related to these items, an estimate of fair value was not determinable. As such, these contingencies were measured under the same "probable and estimable" standard previously used by Wyeth. Liabilities for legal contingencies approximated  $1.3 billion as of the acquisition date, which included the recording of additional adjustments of approximately  $260 million for legal matters that we intended to resolve in a manner different from what Wyeth had planned or intended.

•
Tax Matters-In the ordinary course of business, Wyeth incurred liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Wyeth (see Note 1P. Significant Accounting Policies: Deferred Tax Assets and Income Tax Contingencies). Net liabilities for income taxes approximated  $23.7 billion as of the acquisition date, which included  $1.8 billion for uncertain tax positions (not including  $300 million of accrued interest). The net tax liability included the recording of additional adjustments of approximately  $14.4 billion for the tax impact of fair value adjustments and  $10.5 billion for income tax matters that we intended to resolve in a manner different from what Wyeth had planned or intended. For example, because we planned to repatriate certain overseas funds, we provided deferred taxes on Wyeth's unremitted earnings, as well as on certain book/tax basis differentials related to investments in certain foreign subsidiaries for which no taxes had been previously provided by Wyeth as it was Wyeth's intention to permanently reinvest those earnings and investments.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Wyeth includes the following:

•	the expected synergies and other benefits that we believe will result from combining the operations of Wyeth with the operations of Pfizer;

•	any intangible assets that do not qualify for separate recognition, as well as future, as yet unidentified projects and products, and

•
the value of the going-concern element of Wyeth's existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 12. Goodwill and Other Intangible Assets for additional information).

D. Actual and Pro Forma Impact of Acquisition
The following table presents information for Wyeth that is included in Pfizer's consolidated statements of income from the acquisition date, October 15, 2009, through Pfizer's domestic and international year-ends in 2009:

(MILLIONS OF DOLLARS)	WYETH'S OPERATIONS INCLUDED IN PFIZER's 2009 RESULTS
Revenues	$3,303
Loss from continuing operations attributable to Pfizer Inc. common shareholders(a)	(2,191)

(a)
Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ( $904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ( $512 million pre-tax), and restructuring charges and additional depreciation-asset restructuring ( $2.1 billion pre-tax).

The following table presents supplemental pro forma information as if the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009 and January 1, 2008 for the year ended December 31, 2008:

	UNAUDITED PRO FORMA CONSOLIDATED RESULTS
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2009	2008
Revenues	$68,599	$71,130
Income from continuing operations attributable to Pfizer Inc. common shareholders	11,537	8,917
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	1.43	1.11

The unaudited pro forma consolidated results were prepared using the acquisition method of accounting and are based on the historical financial information of Pfizer and Wyeth, reflecting both in 2009 and 2008 Pfizer and Wyeth results of operations for a 12 month period. The historical financial information has been adjusted to give effect to the pro forma events that are: (i) directly attributable to the acquisition, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what our consolidated results of operations actually would have been had we completed the acquisition on January 1, 2009 and on January 1, 2008. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect primarily the following pro forma pre-tax adjustments:

•	Elimination of Wyeth's historical intangible asset amortization expense (approximately $88 million in the pre-acquisition period in 2009 and $79 million in 2008).

•	Additional amortization expense (approximately $2.4 billion in 2009 and $2.9 billion in 2008) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $200 million in 2009 and $266 million in 2008) related to the fair value adjustment to property, plant and equipment acquired.

•
Additional interest expense (approximately  $316 million in 2009 and  $1.2 billion in 2008) associated with the incremental debt we issued in 2009 to partially finance the acquisition and a reduction of interest income (approximately  $320 million in 2009 and  $857 million in 2008) associated with short-term investments under the assumption that a portion of these investments would have been used to partially fund the acquisition. In addition, a reduction in interest expense (approximately  $129 million in 2009 and  $163 million in 2008) related to the fair value adjustment of Wyeth debt.

•
Elimination of  $904 million incurred in 2009 related to the fair value adjustments to acquisition-date inventory that has been sold, which is considered non-recurring. There is no long-term continuing impact of the fair value adjustments to acquisition-date inventory, and, as such, the impact of those adjustments is not reflected in the unaudited pro forma operating results for 2009 and 2008.

•
Elimination of  $834 million of costs incurred in 2009, which are directly attributable to the acquisition, and which do not have a continuing impact on the combined company's operating results. Included in these costs are advisory, legal and regulatory costs incurred by both legacy Pfizer and legacy Wyeth and costs related to a bridge term loan credit agreement with certain financial institutions that has been terminated.

In addition, all of the above adjustments were adjusted for the applicable tax impact. The taxes associated with the fair value adjustments for acquired intangible assets, property, plant and equipment and legacy Wyeth debt, as well as the elimination of the impact of the fair value step-up of acquired inventory reflect the statutory tax rates in the various jurisdictions where the fair value adjustments occurred. The taxes associated with incremental debt to partially finance the acquisition reflect a 38.3% tax rate since the debt is an obligation of a U.S. entity and is taxed at the combined effective U.S. federal statutory and state rate. The taxes associated with the elimination of the costs directly attributable to the acquisition reflect a 28.4% effective tax rate since the costs were incurred in the U.S. and were either taxed at the combined effective U.S. federal statutory and state rate or not deductible for tax purposes depending on the type of expenditure.

Other Significant Transactions and Events	12 Months Ended
Dec. 31, 2010
Other Significant Transactions and Events [Abstract]
Other Significant Transactions And Events Disclosure [Text Block]
3. Other Significant Transactions and Events

A. Tax Audit Settlements
During the fourth quarter of 2010, we reached a settlement with the U.S. Internal Revenue Service (IRS) related to issues we had appealed with respect to the audits of the Pfizer Inc. tax returns for the years 2002 through 2005, as well as the Pharmacia audit for the year 2003 through the date of merger with Pfizer (April 16, 2003). The IRS concluded its examination of the aforementioned tax years and issued a final Revenue Agent’s Report (RAR). We agreed with all of the adjustments and computations contained in the RAR. As a result of settling these audit years, in the fourth quarter of 2010, we reduced our unrecognized tax benefits by approximately  $1.4 billion and reversed the related interest accruals by approximately  $600 million. During 2010, we also recognized  $320 million in tax benefits and reversed the related interest accruals of  $140 million resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities as well as from the expiration of the statute of limitations. The aforementioned amounts had been classified in Other taxes payable, and the corresponding tax benefit was recorded in Provision for taxes on Income (see Note 7.Taxes on Income). In the second quarter of 2008, we effectively settled certain issues common among multinational corporations with various foreign tax authorities primarily relating to tax years 2000 to 2005. As a result, we recognized  $305 million in tax benefits in Provision for taxes on income.

B. Asset Impairment Charges
During 2010 we recorded the following intangible asset impairment charges in Other deductions—net (see Note 6. Other (Income)/Deductions—net):

•
We recorded  $1.8 billion in 2010 related to intangible assets, including certain IPR&D and Brand intangible assets that were acquired as part of our acquisition of Wyeth. These impairment charges primarily resulted from our updated estimate of the fair value of these assets, which was based upon updated forecasts, compared with their assigned fair values as of the Wyeth acquisition date, October 15, 2009. Our updated forecasts of net cash flows for the impaired assets, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, an increased competitive environment.

•
We recorded a charge of approximately  $300 million in the fourth quarter of 2010 associated with our product Thelin, as a result of our decisions to voluntarily withdraw Thelin in regions where it is approved and to discontinue clinical studies worldwide.

Of these amounts, about  $1.4 billion related to our Biopharmaceutical segment and about  $700 million related to our Diversified segment.

Also, in the third quarter of 2010, we recorded a  $212 million write-off of Wyeth-related inventory in Cost of sales related to unfinished inventory acquired from Wyeth that became unusable after the acquisition date (which included a purchase accounting fair value adjustment of  $104 million).

In the fourth quarter of 2009, we recorded  $417 million in asset impairment charges primarily associated with certain materials used in our research and development activities that were no longer considered recoverable. In the fourth quarter of 2008, we recorded  $143 million in asset impairment charges related to certain equity investments and the exit of our Exubera product.

For additional information on our accounting policy for reviewing long-lived assets for impairment, see Note 1L. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.

C. Legal Matters

Asbestos Litigation Charge
We recorded additional charges of  $701 million in the third quarter of 2010 and  $620 million in the fourth quarter of 2010, for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. (see Note 19. Legal Proceedings and Contingencies for additional information).

Bextra and Certain Other Investigations
In January 2009, we entered into an agreement-in-principle with the U.S. Department of Justice (DOJ) to resolve previously reported investigations regarding past off-label promotional practices concerning Bextra, as well as certain other investigations. In connection with these actions, in the fourth quarter of 2008, we recorded a charge of  $2.3 billion, pre-tax and after-tax, in Other deductions—net and such amount is included in Other current liabilities in 2008. In the third quarter of 2009, we reached final resolution of this matter and no additional charge was recorded. The entire  $2.3 billion was paid in 2009. We recorded a tax benefit of  $174 million in the third quarter of 2009 as such resolution resulted in the receipt of information that raised our assessment of the likelihood of prevailing on the technical merits of our tax position. In addition, in September 2009, we settled state civil consumer protection allegations related to our past promotional practices concerning Geodon and recorded a charge of  $33 million.

Certain Product Litigation—Celebrex and Bextra
In October 2008, we reached agreements-in-principle to resolve the pending U.S. consumer fraud purported class action cases and more than 90% of the known U.S. personal injury claims involving Celebrex and Bextra, and we reached agreements to resolve substantially all of the claims of state attorneys general primarily relating to alleged Bextra promotional practices. In connection with these actions, in the third quarter of 2008, we recorded pre-tax charges of approximately:

•	$745 million applicable to all known U.S. personal injury claims;

•	$89 million applicable to the pending U.S. consumer fraud purported class action cases; and

•
 $60 million applicable to agreements to resolve civil claims brought by 33 states and the District of Columbia, primarily relating to alleged Bextra promotional practices. Under these agreements, we made a payment of  $60 million to the states and have adopted compliance measures that complement policies and procedures previously established by us.

These litigation-related charges were recorded in 2008 in Other deductions—net. Virtually all of this amount was paid in 2009. During 2009, we recorded approximately  $170 million in insurance recoveries in Selling, informational and administrative expenses.

We believe that the charges of approximately  $745 million will be sufficient to resolve all U.S. personal injury claims that were known at the time of the agreement-in-principle, including those that had not been settled at the time. However, additional charges may have to be taken in the future in connection with certain pending claims and unknown claims relating to Celebrex.

D. Acquisitions

Acquisition of FoldRx Pharmaceuticals, Inc.
On October 6, 2010, we completed our acquisition of FoldRx Pharmaceuticals, Inc. (FoldRx), a privately-held drug discovery and clinical development company, whose portfolio includes clinical and preclinical programs for investigational compounds to treat diseases caused by protein misfolding. FoldRx’s lead product candidate, tafamidis meglumine, is in registration in both the U.S. and the EU as a first-in-class oral therapy for the treatment of transthyretin amyloid polyneuropathy (ATTR-PN), a progressively fatal genetic neurodegenerative disease, for which liver transplant is the only treatment option currently available. The total consideration for the acquisition was approximately  $400 million, which consisted of an upfront payment to FoldRx’s shareholders of about  $200 million and contingent consideration with an estimated acquisition-date fair value of about  $200 million. The contingent consideration consists of up to  $455 million in additional payments that are contingent upon the attainment of future regulatory and commercial milestones. In connection with this acquisition, we recorded an asset of approximately  $500 million in Identifiable intangible assets—in-process research and development. The goodwill resulting from the acquisition was approximately  $60 million.

The fair value of the contingent consideration of about  $200 million at the acquisition date was estimated by utilizing a probability weighted income approach. We started with an estimate of the probability weighted potential cash payments by year, based on our expectation as to when the future regulatory and commercial milestones might be achieved, and then we discounted each of those projected payments to arrive as a present value amount. Subsequent to the acquisition date, we remeasure the contingent consideration liability at current fair value at every reporting period with changes recorded in Other deductions—net in our consolidated statements of income.

Other Acquisitions
We completed the following additional acquisitions during the year ended December 31, 2008:

•	In the fourth quarter of 2008, we completed the acquisition of a number of animal health product lines from Schering-Plough Corporation (Schering-Plough) for approximately $170 million.

•
In the second quarter of 2008, we acquired Encysive Pharmaceuticals Inc. (Encysive), a biopharmaceutical company whose main product was Thelin (see Note 3B. Asset Impairment Charges), through a tender offer, for approximately  $200 million, including transaction costs. In addition, in the second quarter of 2008, we acquired Serenex, Inc. (Serenex), a privately held biotechnology company. In connection with these acquisitions, we recorded approximately  $170 million in Acquisition-related in-process research and development charges and approximately  $450 million in intangible assets.

•
In the first quarter of 2008, we acquired CovX, a privately held biotherapeutics company, and we acquired all the outstanding shares of Coley Pharmaceutical Group, Inc. (Coley), a biopharmaceutical company. In connection with these and two smaller acquisitions related to Animal Health, we recorded approximately  $440 million in Acquisition-related in-process research and development charges in 2008. In 2010, we recorded  $125 million and in 2009 we recorded  $68 million in Acquisition-related in-process research and development charges related to the resolution of certain contingencies and achievement of milestones associated with CovX.

E. Equity-Method Investments

Investment in Laboratório Teuto Brasileiro, an Equity-Method Investment
In the fourth quarter of 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto) a leading generics company in Brazil. As part of the transaction, we acquired a 40 percent equity stake in Teuto, and entered into a series of commercial agreements. The partnership is expected to enhance our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Through this partnership, we expect to also have access to significant distribution networks in rural and suburban areas in Brazil and the opportunity to register and commercialize Teuto’s products in various markets outside of Brazil. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately  $230 million (subject to certain post-closing adjustments). In addition, Teuto will be eligible to receive a performance-based milestone payment from us in 2012 of up to approximately  $200 million. We have an option to acquire the remaining 60 percent of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60 percent stake to us beginning in 2015.

We are accounting for our interest in Teuto as an equity method investment due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest. Our investment in Teuto is reported as a private equity investment in Long-term investments and loans in our consolidated balance sheet as of December 31, 2010. Our share of Teuto’s income and expenses is recorded in Other deductions—net.

Formation of ViiV, an Equity-Method Investment
In the fourth quarter of 2009, we and GlaxoSmithKline plc (GSK) created a new company, ViiV Healthcare Limited (ViiV), which is focused solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines. Under the agreement, we and GSK have contributed certain existing HIV-related products, pipeline assets and research assets to ViiV and will perform R&D and manufacturing services. The R&D Services Agreement provides that we will perform R&D services for pipeline and marketed products contributed by us and that such services be billed at our internal cost plus a profit margin. After two and a half years, either party may terminate this agreement with six months’ notice. The Contract Manufacturing Agreement provides that we will manufacture and supply products to ViiV for four years at a price that incorporates a profit margin. Prior to the agreed termination date, ViiV may terminate this agreement at any time with approximately one-year’s notice. Further, Pfizer and GSK have entered into a 3-year Research Alliance Agreement with ViiV under which each party, at its sole discretion, may conduct research programs in order to achieve Proof of Concept for an HIV Therapy Compound. ViiV will have a right of first negotiation on compounds that reach Proof of Concept.

We recognized a gain of approximately  $482 million in connection with the formation, which was recorded in Other deductions—net in the fourth quarter of 2009. Since we currently hold a 15% equity interest in ViiV, we have an indirect retained interest in the contributed assets; as such, 15% of the gain, or  $72 million, is the portion of the gain associated with that indirect retained interest. In valuing our investment in ViiV (which includes the indirect retained interest in the contributed assets), we used discounted cash flow techniques, utilizing an 11% discount rate and a terminal year growth factor of 3%.

We currently hold a 15% equity interest and GSK holds an 85% equity interest in ViiV. The equity interests will be adjusted in the event that specified sales and regulatory milestones are achieved. Our equity interest in ViiV could vary from 9% to 30.5%, and GSK’s equity interest could vary from 69.5% to 91%, depending upon the milestones achieved with respect to the original assets contributed to ViiV by us and by GSK. Each company also may be entitled to preferential dividend payments to the extent that specific sales thresholds are met in respect of the marketed products and pipeline assets originally contributed.

We are accounting for our interest in ViiV as an equity method investment due to the significant influence we have over the operations of ViiV through our board representation and minority veto rights. Our investment in ViiV is reported as a private equity investment in Long-term investments and loans in our consolidated balance sheets as of December 31, 2010 and 2009. Our share of ViiV’s income and expenses is recorded in Other deductions—net.

F. Adjustment of Prior Years’ Liabilities for Product Returns
Revenues in 2008 include a reduction recorded in the third quarter of 2008 of  $217 million, pre-tax, to adjust our prior years' liabilities for product returns. After a detailed review in 2008 of our returns experience, we determined that our previous accounting methodology for product returns needed to be revised as the lag time between product sale and return was longer than we previously had assumed. Although fully recorded in 2008, virtually all of the adjustment relates back several years.

Cost-Reduction Initiatives and Acquisition-Related Costs	12 Months Ended
Dec. 31, 2010
Cost Reduction Initiatives and Acquisition Related Costs [Abstract]
Cost-Reduction Initiatives and Acquistion-Related Costs [Text Block]
4. Cost-Reduction Initiatives and Acquisition-Related Costs

We have incurred significant costs in connection with our cost-reduction initiatives (several programs initiated since 2005) and our acquisition of Wyeth on October 15, 2009.

Since the acquisition of Wyeth, our cost-reduction initiatives that were announced on January 26, 2009 have been incorporated into a comprehensive plan to integrate Wyeth's operations, generate cost savings and capture synergies across the combined company. We are focusing our efforts on achieving an appropriate cost structure for the combined company.

We incurred the following costs in connection with our cost-reduction initiatives and the acquisition of Wyeth:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Transaction costs(a)	$23	$768	$-
Integration costs(b)	1,004	569	49
Restructuring charges(c)
Employee termination costs	1,125	2,571	2,004
Asset impairments	870	159	543
Other	192	270	79
Restructuring charges and certain acquisition-related costs	$3,214	$4,337	$2,675
Additional depreciation-asset restructuring, recorded in our Consolidated Statements of Income as follows(d):
Cost of Sales	$526	$133	$596
Selling, informational and administrative expenses	227	53	19
Research and development expenses	34	55	171
Total additional depreciation--asset restructuring	787	241	786
Implementation costs(e)	-	250	819
Total	$4,001	$4,828	$4,280

(a)
Transaction costs represent external costs directly related to our acquisition of Wyeth and primarily include expenditures for banking, legal, accounting and other similar services. Substantially all of the costs incurred in 2009 were fees related to a  $22.5 billion bridge term loan credit agreement entered into with certain financial institutions on March 12, 2009 to partially fund our acquisition of Wyeth. The bridge term loan credit agreement was terminated in June 2009 as a result of our issuance of approximately  $24.0 billion of senior unsecured notes in the first half of 2009.

(b)	Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and systems integration.

(c)
Restructuring charges in 2010 are related to the integration of Wyeth. From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2010, Employee termination costs represent the expected reduction of the workforce by approximately 49,000 employees, mainly in manufacturing, sales and research, of which approximately 36,400 employees have been terminated as of December 31, 2010. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities. Substantially all of these restructuring charges are associated with our Biopharmaceutical segment.

(d)	Additional depreciation--asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.

(e)
Implementation costs for the years ended December 31, 2009 and 2008, represent external, incremental costs directly related to implementing cost-reduction initiatives prior to our acquisition of Wyeth, and primarily include expenditures related to system and process standardization and the expansion of shared services. For the year ended December 31, 2009, implementation costs are included in Cost of sales ( $42 million), Selling, informational and administrative expenses ( $166 million), Research and development expenses ( $36 million) and Other deductions--net ( $6 million). For the year ended December 31, 2008, implementation costs are included in Cost of sales ( $149 million), Selling, informational and administrative expenses ( $394 million), Research and development expenses ( $262 million) and Other deductions--net ( $14 million).

The components of restructuring charges associated with all of our cost-reduction initiatives and the acquisition of Wyeth follow:

	COSTS INCURRED	ACTIVITY THROUGH DECEMBER 31,	ACCRUAL AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2005-2010	2010(a)	2010(b)
Employee termination costs	$8,846	$6,688	$2,158
Asset impairments	2,322	2,322	-
Other	902	801	101
Total	$12,070	$9,811	$2,259

(a)	Includes adjustments for foreign currency translation.

(b)	Included in Other current liabilities ( $1.6 billion) and Other noncurrent liabilities ( $652 million).

Collaborative Arrangements	12 Months Ended
Dec. 31, 2010
Collaborative Arrangements [Abstract]
Collaborative Arrangements [Text Block]
5. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The amounts and classifications in our consolidated statements of income of payments (income/(expense)) between us and our collaboration partners follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Revenues—Revenues(a)	$568	$593	$488
Revenues—Alliance revenues(b)	4,084	2,925	2,251
Total revenues from collaborative arrangements	4,652	3,518	2,739
Cost of sales(c)	(109)	(166)	(147)
Selling, informational and administrative expenses(d)	(131)	10	75
Research and development expenses(e)	(316)	(361)	(476)
Other deductions—net	37	37	—

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.

(e)
 Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows:  $147 million in 2010,  $150 million in 2009 and  $300 million in 2008.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.

Other (Income) Deductions - Net	12 Months Ended
Dec. 31, 2010
Other (Income) Deductions - Net [Abstract]
Other (Income)/Deductions-Net [Text Block]
6. Other (Income)/Deductions-Net

The following table sets forth details related to amounts recorded in Other deductions-net:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Interest income	$(402)	$(746)	$(1,288)
Interest expense	1,799	1,233	516
Net interest expense/(income)(a)	1,397	487	(772)
Royalty-related income(b)	(579)	(243)	(673)
Net gain on asset disposals(c)	(262)	(188)	(14)
Legal matters, net(d)	1,737	234	3,300
Gain related to ViiV(e)	-	(482)	-
Certain asset impairment charges(f)	2,175	417	143
Other, net	(130)	67	48
Other deductions-net	$4,338	$292	$2,032

(a)
Interest expense increased in 2010 due to our issuance of  $13.5 billion of senior unsecured notes on March 24, 2009 and approximately  $10.5 billion of senior unsecured notes on June 3, 2009, primarily related to the acquisition of Wyeth, as well as the addition of legacy Wyeth debt. Interest income decreased in 2010 due to lower interest rates, coupled with lower average cash balances. Net interest expense was  $487 million in 2009 compared to net interest income of  $772 million in 2008. Interest expense increased in 2009 due to the issuance of the senior unsecured notes discussed above, of which virtually all of the proceeds were used to partially finance the Wyeth acquisition (see Note 2. Acquisition of Wyeth). Interest income decreased in 2009 due to lower interest rates, partially offset by higher average cash balances. Capitalized interest expense totaled  $36 million in 2010,  $34 million in 2009 and  $46 million in 2008.

(b)	In 2008, includes $425 million related to the sale of certain royalty rights.

(c)
In 2010 and 2009, primarily represents gains on sales of certain investments and businesses. Net gains also include realized gains and losses on sales of available-for-sale securities: in 2010, 2009 and 2008, gross realized gains were  $153 million,  $186 million and  $20 million, respectively. Gross realized losses were  $12 million in 2010,  $43 million in 2009 and none in 2008. Proceeds from the sale of available-for-sale securities were  $5.3 billion in 2010,  $27.0 billion in 2009 and  $2.2 billion in 2008.

(d)
Legal matters, net in 2010 includes an additional  $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. In 2008, primarily includes charges of  $2.3 billion related to the resolution of certain investigations concerning Bextra and various other products, and charges of  $900 million related to our agreements and our agreements-in-principle to resolve certain litigation and claims involving our non-steroidal anti-inflammatory (NSAID) pain medicines (see Note 3C. Other Significant Transactions and Events: Legal Matters).

(e)
Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 3E. Other Significant Transactions and Events: Equity Method Investments).

(f)
The asset impairment charges in 2010 are primarily related to (i) intangible assets acquired as part of our acquisition of Wyeth, including IPR&D assets, Brands and, to a lesser extent, Developed Technology Rights.; and (ii) an intangible asset associated with the legacy Pfizer product Thelin (see Note 2. Acquisition of Wyeth and Note 3B. Other Significant Transactions and Events: Asset Impairment Charges). The 2009 amounts primarily represent asset impairment charges associated with certain materials used in our research and development activities that were no longer considered recoverable. The 2008 amounts primarily represent charges related to impairment of certain equity investments and the exit of our Exubera product.

Taxes on Income	12 Months Ended
Dec. 31, 2010
Taxes on Income [Abstract]
Taxes on Income [Text Block]
7. Taxes on Income

A. Taxes on Income
Income from continuing operations before provision for taxes on income, and income attributable to noncontrolling interests consist of the following:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
United States	$(2,477)	$(3,632)	$(1,760)
International	11,899	14,459	11,454
Total income from continuing operations before provision for taxes on income	$9,422	$10,827	$9,694

The decrease in domestic loss from continuing operations before taxes in 2010, compared to 2009, was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income from continuing operations before taxes in 2010, compared to 2009, was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.

The increase in domestic loss from continuing operations before taxes in 2009, compared to 2008, was due primarily to an increase in certain expenses incurred in connection with the Wyeth acquisition, which was partially offset by the non-recurrence of charges of  $2.3 billion recorded in 2008 resulting from an agreement-in-principle with the DOJ to resolve the previously reported investigations regarding past off-label promotional practices concerning Bextra and certain other investigations, as well as other litigation-related charges recorded in 2008 of approximately  $900 million associated with the resolution of certain litigation involving our NSAID pain medicines. The increase in international income from continuing operations before taxes in 2009, compared to 2008, was due primarily to the gain in connection with the formation of ViiV, the decrease in international restructuring charges and the non-recurrence of acquired IPR&D, partially offset by an increase in amortization expenses primarily related to identifiable intangibles incurred in connection with the Wyeth acquisition. For additional information on all of these matters, see Note 3. Other Significant Transactions and Events.

Provision for taxes on income consists of the following:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
United States:
Current income taxes:
Federal	$(2,774)	$10,169	$707
State and local	(313)	71	154
Deferred income taxes:
Federal	2,033	(10,002)	106
State and local	(6)	(93)	(136)
Total U.S. tax (benefit)/provision(a), (b), (c), (d)	$(1,060)	$145	$831
International:
Current income taxes	$2,258	$1,539	$2,115
Deferred income taxes	(74)	513	(1,301)
Total international tax provision	$2,184	$2,052	$814
Total provision for taxes on income(e)	$1,124	$2,197	$1,645

(a)
The Federal current income tax benefit in 2010 is primarily due to the tax benefit recorded in connection with our settlement with the U.S. Internal Revenue Service. For a discussion of the settlement, see the "Tax Contingencies" section below.

(b)	The Federal current income tax expense in 2009 was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition.

(c)	The Federal deferred income tax expense in 2010 is primarily due to certain business decisions in connection with our acquisition of Wyeth.

(d)	The Federal deferred income tax benefit in 2009 was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth.

(e)
2009 and 2010 excludes federal, state and international net tax liabilities assumed or established on the date of the acquisition of Wyeth (See Note 2. Acquisition of Wyeth for additional details) and  $4 million in 2008 primarily related to the resolution of certain tax positions related to legacy Pharmacia Corporation (Pharmacia), which were debited or credited to Goodwill, as appropriate.

On December 17, 2010, the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended the research and development tax credit from January 1, 2010, through December 31, 2011.

In the fourth-quarter of 2010, we recorded a tax benefit of approximately  $1.4 billion related to an audit settlement with the U.S. Internal Revenue Service. The 2010 U.S. income tax was also favorably impacted by the reversal of approximately  $600 million of accruals related to interest on these unrecognized tax benefits. 2010 U.S. income tax was negatively impacted by the write-off of approximately  $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from changes in the U.S. healthcare legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012. During 2010, we also recognized  $320 million in international tax benefits for the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, as well as from the expiration of the statute of limitations. The 2010 international provision was also favorably impacted by  $140 million related to the reversal of accruals for interest on these unrecognized tax benefits (See "Tax Contingencies" below for additional information on audit settlements).

In the third-quarter of 2009, we recorded a tax benefit of  $174 million related to the final resolution of an agreement-in-principle with the DOJ to settle investigations of past promotional practices concerning Bextra and certain other investigations. This resulted in the receipt of information that raised our assessment of the likelihood of prevailing on the technical merits of our tax position. In 2009 and 2008, we sold two of our biopharmaceutical companies, Vicuron Pharmaceuticals, Inc. (Vicuron) and Esperion Therapeutics, Inc. (Esperion), respectively. Both sales, for nominal consideration, resulted in a loss for tax purposes that reduced our U.S. tax expense by  $556 million in 2009 and  $426 million in 2008. These tax benefits are a result of the significant initial investment in these entities at the time of acquisition, primarily reported as an income statement charge for IPR&D at acquisition date. These tax benefits were offset by certain costs associated with the Wyeth acquisition that are not deductible. In 2008, we effectively settled certain issues common among multinational corporations with various foreign tax authorities relating to multiple prior years. As a result, in 2008 we recognized  $305 million in tax benefits. 2008 also reflects the impact of the third-quarter 2008 provision for the proposed resolution of certain Bextra and Celebrex civil litigation and the impact of the fourth-quarter 2008 provision for the proposed resolution of certain investigations, which were either not deductible or deductible at lower tax rates.

Amounts reflected in the preceding tables are based on the location of the taxing authorities.

B. Tax Rate Reconciliation
Reconciliation of the U.S. statutory income tax rate to our effective tax rate for income from continuing operations follows:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Earnings taxed at other than U.S. statutory rate	2.5	(9.3)	(20.2)
Resolution of certain tax positions	(26.4)	-	(3.1)
Sales of biopharmaceutical companies	-	(5.1)	(4.3)
U.S. healthcare legislation	2.8	-	-
U.S. research tax credit and manufacturing deduction	(2.3)	(1.3)	(1.2)
Legal settlements	0.4	(1.6)	9.0
Acquired IPR&D	0.5	0.2	2.1
Wyeth acquisition-related costs	0.5	2.4	-
All other-net	(1.1)	-	(0.3)
Effective tax rate for income from continuing operations	11.9%	20.3%	17.0%

For earnings taxed at other than the U.S. statutory rate, this rate impact reflects the fact that we operate manufacturing subsidiaries in Puerto Rico, Ireland and Singapore. We benefit from Puerto Rican incentive grants that expire between 2013 and 2029. Under the grants, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing operations. The rate impact also reflects the jurisdictional location of earnings and the costs of certain repatriation decisions and uncertain tax positions. In 2008, the rate impact also reflects the realization of approximately  $711 million (tax effect) in net operating losses.

For a discussion about the resolution of certain tax positions, see the "Tax Contingencies" section below. For a discussion about the sales of the biopharmaceutical companies, legal settlements, and Wyeth acquisition related costs and about the impact of U.S. healthcare legislation, see the "Taxes on Income" section above. The charges for acquired IPR&D in 2010, 2009 and 2008 are primarily not deductible.

C. Deferred Taxes
Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts. The tax effect of the major items recorded as deferred tax assets and liabilities, shown before jurisdictional netting, as of December 31 is as follows:

	2010 DEFERRED TAX		2009 DEFERRED TAX
(MILLIONS OF DOLLARS)	ASSETS	(LIABILITIES)	ASSETS	(LIABILITIES)
Prepaid/deferred items	$1,321	$(112)	$1,330	$(60)
Inventories	132	(59)	437	(859)
Intangibles	1,165	(17,104)	949	(19,802)
Property, plant and equipment	420	(2,146)	715	(2,014)
Employee benefits	4,479	(56)	4,786	(66)
Restructurings and other charges	1,359	(70)	884	(8)
Legal and product liability reserves	1,411	-	1,010	-
Net operating loss/credit carryforwards	4,575	-	4,658	-
Unremitted earnings	-	(9,524)	-	(7,057)
State and local tax adjustments	452	-	747	-
All other	607	(575)	744	(187)
Subtotal	15,921	(29,646)	16,260	(30,053)
Valuation allowance	(894)	-	(353)	-
Total deferred taxes	$15,027	$(29,646)	$15,907	$(30,053)
Net deferred tax liability		$(14,619)		$(14,146)

The net deferred tax liability is classified in our Consolidated Balance Sheets as follows:

	DEFERRED TAX ASSET/ (LIABILITY)	DEFERRED TAX ASSET/ (LIABILITY)
Current:
Taxes and other current assets	$2,951	$2,591
Other current liabilities	(111)	(226)
Noncurrent:
Taxes and other noncurrent assets	1,189	1,328
Noncurrent deferred tax liabilities	(18,648)	(17,839)
Net deferred tax liability	$(14,619)	$(14,146)

The increase in net deferred tax liability position in 2010, compared to 2009, was primarily due to an increase in noncurrent deferred tax liabilities on unremitted earnings, partially offset by an increase in current deferred tax assets established as a result of litigation charges incurred in connection with our wholly owned subsidiary Quigley Company, Inc. and a reduction in noncurrent deferred tax liabilities related to identifiable intangibles established in connection with our acquisition of Wyeth.

We have carryforwards, primarily related to foreign tax credit carryovers, net operating loss carryovers and capital loss carryforwards, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times between 2011 and 2029. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2010, we have not made a U.S. tax provision on approximately  $48.2 billion of unremitted earnings of our international subsidiaries. As of December 31, 2010, these earnings are intended to be permanently reinvested overseas; as such, it is not practical to compute the estimated deferred tax liability on these permanently reinvested earnings.

D. Tax Contingencies
We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. As a result, our evaluation of tax contingencies can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions deemed reasonable by management. However, if our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted. For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1P. Significant Accounting Policies: Deferred Tax Assets and Income Tax Contingencies and Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Because tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2010 and 2009, we had approximately  $5.8 billion and  $6.4 billion in net liabilities associated with uncertain tax positions, excluding associated interest.

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2010 and 2009, we had approximately  $1.0 billion and  $1.3 billion, respectively, in assets associated with uncertain tax positions recorded in Taxes and other noncurrent assets.

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits is as follows:

(MILLIONS OF DOLLARS)	2010	2009
Balance, January 1	$(7,657)	$(5,372)
Acquisition of Wyeth	(49)	(1,785)
Increases based on tax positions taken during a prior period(a)	(513)	(79)
Decreases based on tax positions taken during a prior period(a), (b)	2,384	38
Decreases based on cash payments for a prior period	280	-
Increases based on tax positions taken during the current period(a)	(1,396)	(941)
Decreases based on tax positions taken during the current period	-	712
Impact of foreign exchange	104	(284)
Other, net(c)	88	54
Balance, December 31(d)	$(6,759)	$(7,657)

(a)	Primarily included in Provision for taxes on income.

(b)
Decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities for a net benefit of  $1.7 billion, reflecting the reversal of the related tax assets associated with the competent authority process and state and local taxes and are primarily included in Provision for taxes on income.

(c)	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.

(d)
In 2010, included in Income taxes payable ( $421 million), Taxes and other current assets ( $279 million), Taxes and other noncurrent assets ( $169 million), Noncurrent deferred tax liabilities ( $369 million) and Other taxes payable ( $5.5 billion). In 2009, included in Income taxes payable ( $144 million), Taxes and other current assets ( $78 million), Noncurrent deferred tax liabilities ( $208 million) and Other taxes payable ( $7.2 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our Consolidated Statements of Income. In 2010, we recorded net interest income of  $545 million, primarily as a result of settling certain issues with the U.S. and various foreign tax authorities, which are discussed below. In 2009 and 2008, we recorded net interest expense of  $191 million and  $106 million. Gross accrued interest totaled  $952 million as of December 31, 2010 and  $1.9 billion as of December 31, 2009 (including  $300 million recorded upon the acquisition of Wyeth). In 2010, these amounts were included in Income taxes payable ( $112 million), Taxes and other current assets ( $122 million) and Other taxes payable ( $718 million). In 2009, these amounts were included in Income taxes payable ( $90 million), Taxes and other current assets ( $55 million) and Other taxes payable ( $1.8 billion). Accrued penalties are not significant.

The United States is one of our major tax jurisdictions. During the fourth-quarter of 2010, we reached a settlement with the U.S. Internal Revenue Service (IRS) related to issues we had appealed with respect to the audits of the Pfizer Inc. tax returns for the years 2002 through 2005, as well as the Pharmacia audit for the year 2003 through the date of merger with Pfizer (April 16, 2003). The IRS concluded its examination of the aforementioned tax years and issued a final Revenue Agent's Report (RAR). The company has agreed with all of the adjustments and computations contained in the RAR. As a result of settling these audit years, in the fourth quarter of 2010, we reduced our unrecognized tax benefits by approximately  $1.4 billion and recorded a corresponding tax benefit. The fourth-quarter and full-year 2010 effective tax rates were also favorably impacted by the reversal of  $600 million of accruals related to interest on these unrecognized tax benefits. The 2006, 2007 and 2008 tax years currently are under audit. The 2009 and 2010 tax years are not yet under audit. All other tax years in the U.S. for Pfizer Inc. are closed under the statute of limitations. With respect to Wyeth, the years 2002 through 2005 currently are under IRS audit, and tax years 2006 through the Wyeth acquisition date (October 15, 2009) are not yet under audit.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (1998-2010), Japan (2006-2010), Europe (1997-2010, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany) and Puerto Rico (2003-2010). During 2010, we also recognized  $320 million in tax benefits resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities as well as from the expiration of the statute of limitations. The 2010 effective tax rate was also favorably impacted by  $140 million related to the reversal of accruals for interest on these unrecognized tax benefits.

Any settlements or statute of limitations expirations would likely result in a significant decrease in our uncertain tax positions. We estimate that within the next 12 months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as  $750 million, as a result of settlements with taxing authorities or the expiration of the statute of limitations. Our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible change related to our uncertain tax positions, and such changes could be significant.

Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2010
Other Comprehensive Income/(Loss) [Abstract]
Comprehensive Income (Expense) [Text Block]
8. Other Comprehensive Income/(Loss)

Changes, net of tax, in Accumulated other comprehensive (loss)/income and the components of comprehensive income follow:

	NET UNREALIZED GAINS/(LOSSES)			BENEFIT PLANS		ACCUMULATED OTHER COMPREHENSIVE (LOSS)/INCOME
(MILLIONS OF DOLLARS)	CURRENCY TRANSLATION ADJUSTMENT AND OTHER	DERIVATIVE FINANCIAL INSTRUMENTS	AVAILABLE FOR-SALE SECURITIES	ACTUARIAL GAINS/ (LOSSES)	PRIOR SERVICE (COSTS)/ CREDITS AND OTHER
Balance, January 1, 2008	$3,872	$(32)	$54	$(1,567)	$(28)	$2,299
Other comprehensive income/(loss)-Pfizer Inc(a):
Foreign currency translation adjustments	(5,898)	-	-	-	-	(5,898)
Unrealized holding gains/(losses)	-	69	(193)	-	-	(124)
Reclassification adjustments to income(b)	(2)	-	(20)	-	-	(22)
Actuarial gains/(losses) and other benefit plan items	-	-	-	(3,098)	22	(3,076)
Amortization of actuarial losses and other benefit plan items	-	-	-	130	3	133
Curtailments and settlements-net	-	-	-	280	3	283
Other	10	-	-	129	35	174
Income taxes	629	(9)	73	994	(25)	1,662

						(6,868)
Balance, December 31, 2008	(1,389)	28	(86)	(3,132)	10	(4,569)
Other comprehensive income/(loss)-Pfizer Inc.(a):
Foreign currency translation adjustments	4,978	-	-	-	-	4,978
Unrealized holding gains	-	291	576	-	-	867
Reclassification adjustments to income(b)	5	(299)	(143)	-	-	(437)
Actuarial gains/(losses) and other benefit plan items	-	-	-	(701)	154	(547)
Amortization of actuarial losses and other benefit plan items	-	-	-	291	(6)	285
Curtailments and settlements-net	-	-	-	390	(5)	385
Other	2	-	-	(192)	(3)	(193)
Income taxes	(46)	(14)	(78)	(23)	(56)	(217)

						5,121
Balance, December 31, 2009	3,550	6	269	(3,367)	94	552
Other comprehensive income/(loss)-Pfizer Inc.(a):
Foreign currency translation adjustments	(3,544)	-	-	-	-	(3,544)
Unrealized holding gains/(losses)	-	(1,043)	7	-	-	(1,036)
Reclassification adjustments to income(b)	(7)	702	(141)	-	-	554
Actuarial gains/(losses) and other benefit plan items	-	-	-	(1,428)	550	(878)
Amortization of actuarial losses and other benefit plan items	-	-	-	262	(43)	219
Curtailments and settlements-net	-	-	-	266	(49)	217
Other	5	-	-	90	6	101
Income taxes	165	127	22	230	(169)	375

						(3,992)
Balance, December 31, 2010	$169	$(208)	$157	$(3,947)	$389	$(3,440)

(a)	Amounts do not include foreign currency translation adjustments attributable to noncontrolling interests of $4 million in 2010, $5 million in 2009 and $35 million in 2008.

(b)	The currency translation adjustments reclassified to income resulted from the sale of businesses.

Income taxes are not provided for foreign currency translation relating to permanent investments in international subsidiaries.

As of December 31, 2010, we estimate that we will reclassify into 2011 income the following pre-tax amounts currently held in Accumulated other comprehensive (loss)/income:  $7 million of the unrealized holding gains on derivative financial instruments;  $280 million of actuarial losses related to benefit plan obligations and plan assets and other benefit plan items; and  $72 million of prior service credits related primarily to benefit plan amendments.

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial Instruments [Text Block]
9. Financial Instruments

A. Selected Financial Assets and Liabilities
Information about certain of our financial assets and liabilities follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Selected financial assets measured at fair value on a recurring basis(a):
Trading securities(b)	$173	$184
Available-for-sale debt securities(c)	32,699	32,338
Available-for-sale money market funds(d)	1,217	2,569
Available-for-sale equity securities, excluding money market funds(c)	230	281
Derivative financial instruments in receivable positions(e):
Interest rate swaps	603	276
Foreign currency forward-exchange contracts	494	502
Foreign currency swaps	128	798
Total	35,544	36,948
Other selected financial assets(f):
Held-to-maturity debt securities, carried at amortized cost(c)	1,178	812
Private equity securities, carried at cost or equity method(g)	1,135	811
Short-term loans, carried at cost(h)	467	1,195
Long-term loans, carried at cost(h)	299	784
Total	3,079	3,602
Total selected financial assets(i)	$38,623	$40,550

Financial liabilities measured at fair value on a recurring basis(a):
Derivative financial instruments in a liability position(j):
Foreign currency swaps	$623	$528
Foreign currency forward-exchange contracts	257	237
Interest rate swaps	4	25
Total	884	790
Other financial liabilities(k):
Short-term borrowings, carried at historical proceeds, as adjusted(f), (l)	5,623	5,469
Long-term debt, carried at historical proceeds, as adjusted(m), (n)	38,410	43,193
Total	44,033	48,662
Total selected financial liabilities	$44,917	$49,452

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except that included in available-for-sale equity securities, excluding money market funds, are  $105 million as of December 31, 2010 and  $77 million as of December 31, 2009 of investments that use Level 1 inputs in the calculation of fair value. None of our financial assets and liabilities measured at fair value on a recurring basis are valued using Level 3 inputs at December 31, 2010 or 2009.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.

(c)	Gross unrealized gains and losses are not significant.

(d)
Includes approximately  $625 million as of December 31, 2010 and approximately  $1.2 billion as of December 31, 2009 of money market funds held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin (see Note 9G. Financial Instruments: Guarantee).

(e)
Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of  $326 million and foreign currency swaps with fair values of  $17 million at December 31, 2010; and foreign currency swaps with fair values of  $106 million and foreign currency forward-exchange contracts with fair values of  $100 million at December 31, 2009.

(f)
The differences between the estimated fair values and carrying values of our financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2010 or December 31, 2009.

(g)	Our private equity securities represent investments in the life sciences sector.

(h)	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor’s (S&P) ratings of mostly AA or better).

(i)
  The decrease in selected financial assets is primarily due to the use of proceeds of short-term investments for repayment of short-term borrowings and for tax payments made in the first quarter of 2010, primarily associated with certain   business decisions executed  to finance the Wyeth acquisition, partially offset by cash flows from operations.

(j)
  Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of  $186 million and foreign currency swaps with fair values of  $93 million at December 31, 2010; and   foreign currency forward-exchange contracts with fair values of  $122 million and foreign currency swaps with fair values of  $3 million at December 31, 2009.

(k)	The carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.

(l)	Includes foreign currency borrowings with fair values of $2.0 billion at December 31, 2010 and $1.1 billion at December 31, 2009, which are used as hedging instruments.

(m)	Includes foreign currency debt with fair values of $880 million at December 31, 2010 and $2.1 billion at December 31, 2009, which are used as hedging instruments.

(n)	The fair value of our long-term debt is $42.3 billion at December 31, 2010 and $46.2 billion at December 31, 2009.

The following methods and assumptions were used to estimate the fair value of our financial assets and liabilities:

•	Trading equity securities—quoted market prices.

•	Trading debt securities—observable market interest rates.

•	Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Available-for-sale money market funds—observable Net Asset Value prices.

•	Available-for-sale equity securities, excluding money market funds—third-party pricing services that principally use a composite of observable prices.

•
Derivative financial instruments (assets and liabilities)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Held-to-maturity debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•
Private equity securities, excluding equity-method investments—application of the implied volatility associated with an observable biotech index to the carrying amount of our portfolio and, to a lesser extent, performance multiples of comparable securities adjusted for company-specific information.

•
Short-term and long-term loans—third-party model that discounts future cash flows using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

•	Short-term borrowings and long-term debt—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and our own credit rating.

In addition, we have long-term receivables where the determination of fair value employs discounted future cash flows, using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

A single estimate of fair value for these financial instruments relies heavily on estimates and assumptions (see Note 1C. Significant Accounting Polices: Estimates and Assumptions).

These selected financial assets and liabilities are presented in our Consolidated Balance Sheets as follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009

Assets
Cash and cash equivalents	$906	$666
Short-term investments	26,277	23,991
Short-term loans	467	1,195
Long-term investments and loans	9,748	13,122
Taxes and other current assets(a)	515	526
Taxes and other noncurrent assets(b)	710	1,050
Total	$38,623	$40,550
Liabilities
Short-term borrowings, including current portion of long-term debt	$5,623	$5,469
Other current liabilities(c)	339	369
Long-term debt	38,410	43,193
Other noncurrent liabilities(d)	545	421
Total	$44,917	$49,452

(a)
As of December 31, 2010, derivative instruments at fair value include foreign currency forward-exchange contracts ( $494 million) and foreign currency swaps ( $21 million) and, as of December 31, 2009, include foreign currency forward-exchange contracts ( $503 million) and foreign currency swaps ( $23 million).

(b)
As of December 31, 2010, derivative instruments at fair value include interest rate swaps ( $603 million) and foreign currency swaps ( $107 million) and, as of December 31, 2009, include foreign currency swaps ( $774 million) and interest rate swaps ( $276 million).

(c)
At December 31, 2010, derivative instruments at fair value include foreign currency forward-exchange contracts ( $257 million), foreign currency swaps ( $79 million) and interest rate swaps ( $3 million) and, as of December 31, 2009, include foreign currency forward-exchange contracts ( $237 million) and foreign currency swaps ( $132 million).

(d)
At December 31, 2010, derivative instruments at fair value include foreign currency swaps ( $544 million) and interest rate swaps ( $1 million) and, as of December 31, 2009, include foreign currency swaps ( $396 million) and interest rate swaps ( $25 million).

There were no significant impairments of financial assets recognized in 2010, 2009 or 2008.

B. Investments in Debt and Equity Securities
The contractual maturities of the available-for-sale and held-to-maturity debt securities as of December 31, 2010, follow:

(MILLIONS OF DOLLARS)	YEARS
	WITHIN 1	OVER 1 TO 5	TOTAL AS OF DECEMBER 31, 2010
Available-for-sale debt securities:
Western European and other government debt	$17,702	$1,754	$19,456
Corporate debt(a)	1,551	2,180	3,731
Supranational debt	2,930	350	3,280
Western European and other government agency debt	2,299	88	2,387
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	—	2,345	2,345
Reverse repurchase agreements(b)	900	—	900
U.S. government Federal Deposit Insurance Corporation guaranteed debt	—	536	536
Other asset-backed securities	10	31	41
Certificates of deposit	23	—	23
Held-to-maturity debt securities:
Certificates of deposit and other	1,172	6	1,178
Total debt securities	$26,587	$7,290	$33,877
Trading securities			173
Available-for-sale money market funds(c)			1,217
Available-for-sale equity securities, excluding money market funds			230
Total			$35,497

(a)	Largely issued by above-investment-grade institutions in the financial services sector.

(b)	Very short-term agreements involving U.S. government securities.

(c)	Consisting of securities issued by the U.S. government and its agencies or instrumentalities and reverse repurchase agreements involving the same investments held.

C. Short-Term Borrowings
Short-term borrowings include amounts for commercial paper of  $1.2 billion as of December 31, 2010, and  $3.9 billion as of December 31, 2009. The weighted-average effective interest rate on short-term borrowings outstanding was 2.8% as of December 31, 2010, and 0.7% as of December 31, 2009.

As of December 31, 2010, we had access to  $9.0 billion of lines of credit, of which  $1.9 billion expire within one year. Of these lines of credit,  $8.4 billion are unused, of which our lenders have committed to loan us  $7.0 billion at our request. Also,  $7.0 billion of our unused lines of credit, all of which expire in 2013, may be used to support our commercial paper borrowings.

D. Long-Term Debt
Information about our long-term debt follows:

	MATURITY DATE	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)		2010	2009
Senior unsecured notes:
4.45%(a)	March 2012	$3,543	$3,510
6.20%(a)	March 2019	3,247	3,247
5.35%(a)	March 2015	3,000	2,997
4.75% euro(b)	June 2016	2,665	2,867
5.75% euro(b)	June 2021	2,662	2,865
7.20%(a)	March 2039	2,564	2,455
3.625% euro(b)	June 2013	2,466	2,653
6.50% U.K. pound(b)	June 2038	2,306	2,408
5.95%	April 2037	2,089	2,091
5.50%	February 2014	1,921	1,912
5.50%	March 2013	1,608	1,617
4.55% euro	May 2017	1,322	1,391
4.75% euro	December 2014	1,302	1,385
5.50%	February 2016	1,074	1,087
6.95%	March 2011	—	1,570
Floating rate notes at the three-month London Interbank Offering Rate (LIBOR), plus 1.95%	March 2011	—	1,250
Notes and other debt with a weighted-average interest rate of 5.26%(c)	2011–2018	2,342	2,355
Notes and other debt with a weighted-average interest rate of 6.51%(d)	2021–2036	3,464	3,488
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.50%(e)	2014–2016	835	2,045
Total long-term debt		$38,410	$43,193
Current portion not included above		$3,502	$27

(a)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus accrued and unpaid interest.

(c)	Contains debt issuances with a weighted-average maturity of approximately 6 years.

(d)	Contains debt issuances with a weighted-average maturity of approximately 19 years.

(e)	Contains debt issuances with a weighted-average maturity of approximately 5 years.

Long-term debt outstanding as of December 31, 2010 matures in the following years:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	AFTER 2015
Maturities	$3,554	$4,081	$4,066	$3,006	$23,703

In March 2007, we filed a securities registration statement with the SEC. The registration statement was filed under the automatic shelf registration process available to “well-known seasoned issuers” and expired in March 2010. On March 24, 2009, in order to partially finance our acquisition of Wyeth, we issued  $13.5 billion of senior unsecured notes under this registration statement. On June 3, 2009, also in order to partially finance our acquisition of Wyeth, we issued approximately  $10.5 billion of senior unsecured notes in a private placement pursuant to Regulation S under the Securities Act of 1933, as amended (Securities Act of 1933). The notes issued on June 3, 2009 have not been and will not be registered under the Securities Act of 1933 and, subject to certain exceptions, may not be sold, offered or delivered within the U.S. to, or for the account or benefit of, U.S. persons.

E. Derivative Financial Instruments and Hedging Activities
Foreign Exchange Risk—A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We seek to manage our foreign exchange risk, in part, through operational means, including managing expected same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk also is managed through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income and net investments against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. The aggregate notional amount of foreign exchange derivative financial instruments hedging or offsetting foreign currency exposures is  $47.6 billion. The derivative financial instruments primarily hedge or offset exposures in the euro, Japanese yen and U.K. pound. The maximum length of time over which we are hedging future foreign exchange cash flows relates to our  $2.3 billion U.K. pound debt maturing in 2038.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings or deferred, depending on the nature and purpose of the financial instrument (offset or hedge relationship) and the effectiveness of the hedge relationships, as follows:

•
We defer on the balance sheet the effective portion of the gains or losses on foreign currency forward-exchange contracts and foreign currency swaps that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings.

•
We recognize the gains and losses on forward-exchange contracts and foreign currency swaps that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

•
We recognize the gain and loss impact on foreign currency swaps designated as hedges of our net investments in earnings in three ways: over time––for the periodic net swap payments; immediately––to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments–to the extent of change in the foreign exchange spot rates.

•
We defer on the balance sheet foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness in 2010, 2009 or 2008.

Interest Rate Risk—Our interest-bearing investments, loans and borrowings are subject to interest rate risk. We seek to invest and loan primarily on a short-term or variable-rate basis; however, in light of current market conditions, we currently borrow primarily on a long-term, fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps.

We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. The aggregate notional amount of interest rate derivative financial instruments is  $11.6 billion. The derivative financial instruments hedge U.S. dollar and euro fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•
We recognize the gains and losses on interest rate swaps that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk also in earnings.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness in 2010, 2009 or 2008.

Information about gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk is as follows:

	GAINS/(LOSSES)
	YEARS ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Derivative Financial Instruments in Fair Value Hedge Relationships
Interest rate swaps
Recognized in OID(a), (b)	$––	$(6)
Foreign currency swaps
Recognized in OID(a), (b)	––	(3)
Derivative Financial Instruments in Cash Flow Hedge Relationships
U.S. Treasury interest rate locks
Recognized in OID(a)	$––	$(11)
Recognized in OCI(a), (c)	––	(16)
Reclassified from OCI to OID(a), (c)	––	—
Foreign currency swaps
Recognized in OID(a)	––	—
Recognized in OCI(a), (c)	(1,054)	305
Reclassified from OCI to OID(a), (c)	(704)	281
Foreign currency forward exchange contracts
Recognized in OID(a)	––	—
Recognized in OCI(a), (c)	(6)	6
Reclassified from OCI to OID(a), (c)	2	18
Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency swaps
Recognized in OID(a)	$(1)	$(1)
Recognized in OCI(a), (c)	(97)	17
Derivative Financial Instruments Not Designated as Hedges
Foreign currency swaps
Recognized in OID(a)	$20	$22
Foreign currency forward-exchange contracts
Recognized in OID(a)	(454)	(418)
Non-Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency short-term borrowings
Recognized in OID(a)	$––	$—
Recognized in OCI(a), (c)	(241)	54
Foreign currency long-term debt
Recognized in OID(a)	––	––
Recognized in OCI(a), (c)	(91)	52

(a)	OID = Other (income)/deductions––net. OCI = Other comprehensive income/(loss), included in the balance sheet account Accumulated other comprehensive (loss)/income.

(b)	Also includes gains and losses attributable to the hedged risk.

(c)
Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)—Net unrealized gains/(losses) on derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––Currency translation adjustment and other.

For information about the fair value of our derivative financial instruments, and the impact on our consolidated balance sheet, see Note 9A. Financial Instruments: Selected Financial Assets and Liabilities. Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce our counterparties’ exposure to our risk of defaulting on amounts owed. The aggregate fair value of these derivative instruments that are in a liability position is  $628 million, for which we have posted collateral of  $452 million in the normal course of business. These features include the requirement to pay additional collateral in the event of a downgrade in our debt ratings. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s Investors Service, on December 31, 2010, we would have been required to post an additional  $194 million of collateral to our counterparties. The collateral advanced receivables are reported in Cash and cash equivalents.

F. Credit Risk
On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty. As of December 31, 2010, we had  $2.7 billion due from a well-diversified, highly rated group (S&P ratings of primarily A+ or better) of bank counterparties around the world. See Note 9B. Financial Instruments: Investment in Debt and Equity Securities for a distribution of our investments.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under master netting agreements with financial institutions. These agreements contain provisions that provide for the ability for collateral payments, depending on levels of exposure, our credit rating and the credit rating of the counterparty. As of December 31, 2010, we received cash collateral of  $300 million against various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. The collateral received obligations are reported in Short-term borrowings, including current portion of long-term debt.

G. Guarantee
On April 15, 2010, Wyeth LLC (Wyeth), a wholly owned subsidiary of Pfizer Inc. (Pfizer), entered into the Tenth Amendment (Tenth Amendment) to the 1999 Diet Drug Nationwide Settlement Agreement (Settlement Agreement) related to the litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin. Pursuant to the Tenth Amendment, Pfizer entered into an agreement to guarantee Wyeth's obligation to make certain payments under the Settlement Agreement up to a maximum amount of  $1.5 billion (Guarantee). The Guarantee, which went into effect on July 12, 2010, will remain in effect until the termination of Wyeth's long-term obligation to make such payments. This Guarantee also had the effect of releasing approximately  $575 million from a money market fund held in escrow to secure these Wyeth obligations.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories [Text Block]
10. Inventories

The components of inventories follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Finished goods	$3,760	$5,249
Work-in-process	3,733	5,776
Raw materials and supplies	912	1,378
Total inventories(a), (b)	$8,405	$12,403

(a)
The decrease in total inventories is primarily due to the inventory sold during 2010 that was acquired from Wyeth and had been recorded at fair value, as well as operational reductions and the impact of foreign exchange. Also, in the third quarter of 2010, we recorded, in Cost of sales, a write-off of inventory of  $212 million (which includes a purchase accounting fair value adjustment of  $104 million) primarily related to Biopharmaceutical inventory acquired as part of our acquisition of Wyeth that became unusable after the acquisition date.

(b)
Certain amounts of inventories are in excess of one year's supply. These excess amounts are primarily attributable to biologics inventory acquired from Wyeth at fair value and the quantities are generally consistent with the normal operating cycle of such inventory. There are no recoverability issues associated with these quantities.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Text Block]
11. Property, Plant and Equipment

The major categories of property, plant and equipment follow:

	USEFUL LIVES (YEARS)	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)		2010	2009
Land	-	$803	$937
Buildings	33 1/3-50	13,405	14,186
Machinery and equipment	8-20	12,335	12,236
Furniture, fixtures and other	3-12 1/2	4,720	4,599
Construction in progress	-	1,035	1,966
		32,298	33,924
Less: Accumulated depreciation		13,175	11,144
Total property, plant and equipment		$19,123	$22,780

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets [Text Block]
12. Goodwill and Other Intangible Assets

A. Goodwill
The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009 follow:

(MILLIONS OF DOLLARS)	BIOPHARMACEUTICAL	DIVERSIFIED	OTHER(a)	TOTAL
Balance as of January 1, 2009	$21,317	$147	$-	$21,464
Additions	-	-	19,954	19,954
Other(c)	848	26	84	958
Balance, December 31, 2009	$22,165	$173	$20,038	$42,376
Additions	72	19	2,163 (b)	2,254
Other(c)	(480)	(14)	(189)	(683)
Allocation of Other goodwill(a)	19,226	2,786	(22,012)	-
Balance as of December 31, 2010	$40,983	$2,964	$-	$43,947

(a)
The Other goodwill relates to our acquisition of Wyeth that was unallocated and subject to change until we completed the recording of the assets acquired and liabilities assumed from Wyeth (see Note 2. Acquisition of Wyeth).

(b)	Reflects the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth).

(c)
Primarily reflects the impact of foreign exchange. In 2009, the impact of foreign exchange was partially offset by a reduction of approximately  $150 million in Biopharmaceutical in connection with the formation of ViiV (see Note 3E. Other Significant Transactions and Events: Equity-Method Investments for additional information).

B. Other Intangible Assets
The components of identifiable intangible assets, primarily included in our Biopharmaceutical segment, follow:

	AS OF DECEMBER 31,
	2010			2009
(MILLIONS OF DOLLARS)	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION
Finite-lived intangible assets(a):
Developed technology rights	$68,432	$(26,223)	$42,209	$68,870	$(21,223)	$47,647
Brands	1,626	(607)	1,019	1,637	(535)	1,102
License agreements	637	(248)	389	622	(119)	503
Trademarks	107	(74)	33	113	(73)	40
Other	429	(250)	179	488	(231)	257
Total amortized finite-lived intangible assets	71,231	(27,402)	43,829	71,730	(22,181)	49,549
Indefinite-lived intangible assets:
Brands(b)	10,219	-	10,219	12,562	-	12,562
In-process research and development(b)	3,438	-	3,438	5,834	-	5,834
Trademarks	72	-	72	70	-	70
Total indefinite-lived intangible assets	13,729	-	13,729	18,466	-	18,466
Total identifiable intangible assets	$84,960	$(27,402)	$57,558	$90,196	$(22,181)	$68,015

(a)
The decrease in total Finite-lived intangible assets is primarily related to amortization, the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth), asset impairment charges (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges and Note 6. Other (Income)/Deductions--Net) and the impact of foreign exchange.

(b)
The decrease in Indefinite-lived Brands and IPR&D assets reflects the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth) and asset impairment charges (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges and Note 6. Other (Income)/Deductions--Net). For IPR&D assets, the decrease was partially offset by the addition of the IPR&D asset acquired as part of our acquisition of FoldRx (Note 3D. Other Significant Transactions and Events: Acquisitions).

All of these assets are subject to our review for impairment, as explained in Note 1L. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets. For additional information on intangible asset impairments recorded in 2010 and 2009, see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges and Note 6. Other (Income)/Deductions--Net.

Developed Technology Rights
Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, primarily representing the commercialized products included in our Biopharmaceutical segment. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of developed technology rights are the following (in order of significance): Enbrel and Prevnar/Prevenar 13 Infant and, to a lesser extent, Premarin, Celebrex, Effexor, Pristiq, Tygacil, BMP-2, BeneFIX, Refacto and Genotropin.

Also included in this category are the post-approval milestone payments made under our alliance agreements for certain Biopharmaceutical products, such as Rebif and Spiriva.

Brands
Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Diversified segment. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax, Centrum, Medrol, 1st Age Nutrition and 2nd Age Nutrition. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera, Advil Cold and Sinus, and Dimetapp.

In-Process Research and Development
IPR&D assets represent research and development assets that have not yet received regulatory approval and are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of in-process research and development and begin amortization. In 2009, Prevnar/Prevenar 13 Infant received regulatory approval in a major market, and as a result, we reclassified the asset from IPR&D to Developed Technology Rights and began to amortize the asset.

If the associated research and development effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment loss in our consolidated statements of income.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield a successful product. The nature of the biopharmaceutical business is high-risk and requires that we invest in a large number of projects with a goal of achieving a successful portfolio of approved products. As such, it is likely that many of these IPR&D assets will become impaired and be written-off at some time in the future.

The majority of these IPR&D assets were acquired in connection with our acquisition of Wyeth. The more significant components of IPR&D are Prevnar/Prevenar 13 Adult and, to a lesser extent, projects for the treatment of transthyretin amyloid polyneuropathy (ATTR-PN) and Rheumatoid Arthritis, among others.

Amortization
The weighted-average life of both our total finite-lived intangible assets and our developed technology rights is approximately 11 years. Total amortization expense for finite-lived intangible assets was  $5.5 billion in 2010,  $3.0 billion in 2009 and  $2.8 billion in 2008.

The annual amortization expense expected for the years 2011 through 2015 is as follows:

(MILLIONS OF DOLLARS)	2011	2012	2013	2014	2015
Amortization expense	$5,504	$5,320	$4,889	$4,025	$3,572

Pension and Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2010
Pension And Postretirement Benefit Plans [Abstract]
Pension and Postretirement Benefit Plans [Text Block]
13. Pension and Postretirement Benefit Plans and Defined Contribution Plans

We provide defined benefit pension plans and defined contribution plans for the majority of our employees worldwide. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans. A qualified plan meets the requirements of certain sections of the Internal Revenue Code, and, generally, contributions to qualified plans are tax deductible. A qualified plan typically provides benefits to a broad group of employees with restrictions on discriminating in favor of highly compensated employees with regard to coverage, benefits and contributions. A supplemental (non-qualified) plan provides additional benefits to certain employees. In addition, we provide medical and life insurance benefits to certain retirees and their eligible dependents through our postretirement plans. In 2009, we assumed all of Wyeth's defined benefit obligations and related plan assets for qualified and non-qualified pension plans and postretirement plans in connection with our acquisition of Wyeth (see Note 2. Acquisition of Wyeth).

Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined contribution plan. In addition to the standard matching contribution by the Company, the enhanced benefit provides an automatic Company contribution for such employees based on age and years of service.

A. Components of Net Periodic Benefit Costs and Other Amounts Recognized in Other Comprehensive (Income)/Loss
The annual cost and other amounts recognized in other comprehensive (income)/loss of the U.S. qualified, U.S. supplemental (non-qualified) and international pension plans and postretirement plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED			U.S. SUPPLEMENTAL (NON-QUALIFIED)			INTERNATIONAL			POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010	2009	2008
Service cost(a)	$347	$252	$236	$28	$24	$23	$231	$188	$249	$79	$39	$39
Interest cost(a)	740	526	459	77	53	38	427	342	388	211	145	141
Expected return on plan assets(a)	(782)	(527)	(646)	-	-	-	(435)	(375)	(437)	(31)	(26)	(35)
Amortization of:
Actuarial losses	151	212	32	29	31	29	67	30	43	15	18	28
Prior service costs/(credits)	2	2	3	(2)	(2)	(2)	(5)	(3)	1	(38)	(3)	1
Curtailments and settlements-net	(52)	110	32	1	(2)	120	(3)	4	3	(23)	(3)	10
Special termination benefits	73	61	30	180	137	-	6	8	25	19	24	17
Net periodic benefit costs	479	636	146	313	241	208	288	194	272	232	194	201
Other changes recognized in other comprehensive (income)/loss(b)	260	(783)	2,273	117	(23)	(52)	152	1,000	415	(183)	(122)	(140)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	$739	$(147)	$2,419	$430	$218	$156	$440	$1,194	$687	$49	$72	$61

(a)
The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of the Wyeth plan assets.

(b)	For details, see Note 8. Other Comprehensive Income/(Loss).

The decrease in the 2010 U.S. qualified pension plans' net periodic benefit costs compared to 2009 was largely driven by curtailment gains and lower settlement charges associated with Wyeth-related restructuring initiatives. The increase in the 2009 U.S. qualified pension plans' net periodic benefit costs compared to 2008 was largely driven by the securities market downturn during 2008 and by charges resulting from employee terminations associated with our cost-reduction initiatives. The securities market downturn during 2008 contributed to a lower plan asset base and higher actuarial losses recognized.

The increase in the 2010 U.S. supplemental (non-qualified) plans' net periodic benefit costs compared to 2009 was primarily driven by special termination benefits recognized for certain executives as part of ongoing Wyeth-related restructuring initiatives. The increase in the 2009 U.S. supplemental (non-qualified) plans' net periodic benefit costs compared to 2008 was largely driven by the impact of special termination benefits recognized for certain executives as part of Wyeth-related restructuring initiatives, which was largely offset by lower settlement charges

The increase in the 2010 international plans' net periodic benefit costs compared to 2009 was primarily driven by changes to actuarial assumptions, which include a decrease in the discount rate. The decrease in the 2009 international plans' net periodic benefit costs compared to 2008 was largely driven by an increase in interest rates set at the beginning of the year and ongoing restructuring and certain acquisition-related activities, which was partially offset by lower expected returns on plan assets.

The following table presents the amount in Accumulated other comprehensive (loss)/income expected to be amortized into 2011 net periodic benefit costs:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POSTRETIREMENT PLANS
Actuarial losses	$(141)	$(38)	$(84)	$(17)
Prior service credits and other	8	3	5	56
Total	$(133)	$(35)	$(79)	$39

B. Actuarial Assumptions
The following table provides the weighted-average actuarial assumptions:

(PERCENTAGES)	2010	2009	2008
Weighted-average assumptions used to determine benefit obligations:
Discount rate:
U.S. qualified pension plans	5.9%	6.3%	6.4%
U.S. non-qualified pension plans	5.8	6.2	6.4
International pension plans	4.8	5.1	5.6
Postretirement plans	5.6	6.0	6.4
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.0	4.3
U.S. non-qualified pension plans	4.0	4.0	4.3
International pension plans	3.5	3.6	3.2
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate:
U.S. qualified pension plans	6.3	6.4	6.5
U.S. non-qualified pension plans	6.2	6.4	6.5
International pension plans	5.1	5.6	5.3
Postretirement plans	6.0	6.4	6.5
Expected return on plan assets:
U.S. qualified pension plans	8.5	8.5	8.5
International pension plans	6.4	6.7	7.2
Postretirement plans	8.5	8.5	8.5
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.3	4.5
U.S. non-qualified pension plans	4.0	4.3	4.5
International pension plans	3.6	3.2	3.3

The assumptions above are used to develop the benefit obligations at fiscal year-end and to develop the net periodic benefit cost for the subsequent fiscal year. Therefore, the assumptions used to determine net periodic benefit cost for each year are established at the end of each previous year, while the assumptions used to determine benefit obligations are established at each year-end.

The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on an annual basis. We revise these assumptions based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits.

The expected rates of return on plan assets for our U.S. qualified, international and postretirement plans represent our long-term assessment of return expectations, which we may change based on shifts in economic and financial market conditions. The 2010 expected rates of return for these plans reflect our long-term outlook for a globally diversified portfolio, which is influenced by a combination of return expectations for individual asset classes, actual historical experience and our diversified investment strategy. The historical returns are one of the inputs used to provide context for the development of our expectations for future returns. Using this information, we develop ranges of returns for each asset class and a weighted-average expected return for our targeted portfolio, which includes the impact of portfolio diversification and active portfolio management.

The healthcare cost trend rate assumptions for our U.S. postretirement benefit plans are as follows:

(PERCENTAGES)	2010	2009
Healthcare cost trend rate assumed for next year	8.0%	8.6%
Rate to which the cost trend rate is assumed to decline	4.5	5.0
Year that the rate reaches the ultimate trend rate	2027	2018

A one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits would have the following effects as of December 31, 2010:

(MILLIONS OF DOLLARS)	INCREASE	DECREASE
Effect on total service and interest cost components	$28	$(24)
Effect on postretirement benefit obligation	272	(242)

C. Obligations and Funded Status
The following table presents an analysis of the changes in 2010 and 2009 in the benefit obligations, plan assets and accounting funded status of our U.S. qualified, U.S. supplemental (non-qualified) and international pension plans and our postretirement plans:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year(a)	$12,578	$7,783	$1,368	$876	$9,062	$5,851	$3,733	$1,966
Service cost	347	252	28	24	231	188	79	39
Interest cost	740	526	77	53	427	342	211	145
Employee contributions	-	-	-	-	18	12	22	49
Plan amendments	(47)	(1)	(6)	-	(2)	(2)	(495)	(151)
Increases arising primarily from changes in actuarial assumptions	980	9	180	33	362	1,136	281	108
Foreign exchange impact	-	-	-	-	(504)	844	4	10
Acquisitions(a)	1	4,785	(1)	364	10	1,062	-	1,798
Curtailments	(233)	(196)	(29)	(29)	(33)	(25)	1	(26)
Settlements	(904)	(325)	(235)	(32)	(54)	(53)	-	-
Special termination benefits	73	61	180	137	6	8	19	24
Benefits paid	(500)	(316)	(161)	(58)	(376)	(301)	(273)	(229)
Benefit obligation at end of year(b)	13,035	12,578	1,401	1,368	9,147	9,062	3,582	3,733
Change in plan assets:
Fair value of plan assets at beginning of year(a)	9,977	5,897	-	-	6,524	4,394	370	303
Actual gain on plan assets	1,123	800	-	-	454	646	46	67
Company contributions	901	2	396	90	457	448	249	180
Employee contributions	-	-	-	-	18	12	22	49
Foreign exchange impact	-	-	-	-	(314)	574	-	-
Acquisitions(a)	-	3,919	-	-	-	804	-	-
Settlements	(905)	(325)	(235)	(32)	(54)	(53)	-	-
Benefits paid	(500)	(316)	(161)	(58)	(376)	(301)	(273)	(229)
Fair value of plan assets at end of year	10,596	9,977	-	-	6,709	6,524	414	370
Funded status-Plan assets less than the benefit obligation at end of year	$(2,439)	$(2,601)	$(1,401)	$(1,368)	$(2,438)	$(2,538)	$(3,168)	$(3,363)

(a)
The increase in the benefit obligation and the fair value of plan assets at the beginning of the year in 2010 is primarily due to the acquisition of Wyeth during 2009 (see Note 2. Acquisition of Wyeth, for additional information).

(b)
For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation.

The favorable change in our U.S. qualified plans' projected benefit obligations funded status from  $2.6 billion underfunded in the aggregate as of December 31, 2009, to  $2.4 billion underfunded in the aggregate as of December 31, 2010, was largely driven by the increase in plan assets due to the higher return on plan assets earned during 2010 and our  $901 million contribution to plan assets, which was partially offset by higher costs incurred from the acquired Wyeth defined benefit obligations and the 0.4 percentage-point reduction in the discount rate. Voluntary contributions to our U.S. qualified plans were  $901 million in 2010 and  $2 million in 2009. In the aggregate, the U.S. qualified pension plans are underfunded on a projected benefit measurement basis and on an accumulated benefit obligation basis as of December 31, 2010 and 2009.

The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.

The favorable change in our international plans' projected benefit obligations funded status from  $2.5 billion underfunded in the aggregate as of December 31, 2009, to  $2.4 billion underfunded in the aggregate as of December 31, 2010, was largely driven by a 0.1 percentage-point reduction in the average rate of compensation increases and strengthening of the U.S. dollar against the euro and the U.K. pound, which was partially offset by a 0.3 percentage-point reduction in the discount rate and higher costs incurred from the acquired Wyeth defined benefit obligations. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.

The favorable change in our postretirement plans' accumulated benefit obligations (ABO) funded status from  $3.4 billion underfunded in the aggregate as of December 31, 2009, to  $3.2 billion underfunded in the aggregate as of December 31, 2010, was largely driven by the harmonization of the Wyeth postretirement benefit plan into the existing lower-cost Pfizer postretirement benefit plan, which was partially offset by higher costs incurred from the acquired Wyeth defined benefit obligations and the 0.4 percentage-point reduction in discount rate.

The ABO for all of our U.S. qualified pension plans was  $12.0 billion in 2010 and  $11.4 billion in 2009. The ABO for our U.S. supplemental (non-qualified) pension plans was  $1.2 billion in 2010 and 2009. The ABO for our international pension plans was  $8.1 billion in 2010 and  $8.0 billion in 2009.

The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2010, the fair value of collateral received was  $581 million and, as of December 31, 2009, the fair value of collateral received was  $722 million. The securities loaned continue to be included in the table above in Fair value of plan assets at end of year.

Amounts recognized in our consolidated balance sheet follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Noncurrent assets(a)	$-	$-	$-	$-	$119	$146	$-	$-
Current liabilities(b)	-	-	(155)	(203)	(41)	(58)	(133)	(120)
Noncurrent liabilities(c)	(2,439)	(2,601)	(1,246)	(1,165)	(2,516)	(2,626)	(3,035)	(3,243)
Funded status	$(2,439)	$(2,601)	$(1,401)	$(1,368)	$(2,438)	$(2,538)	$(3,168)	$(3,363)

(a)	Included primarily in Taxes and other noncurrent assets.

(b)	Included in Other current liabilities.

(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

Amounts recognized in Accumulated other comprehensive (loss)/income follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Actuarial losses	$(2,699)	$(2,391)	$(525)	$(405)	$(2,388)	$(2,231)	$(451)	$(226)
Prior service (costs)/credits and other	63	15	21	18	(18)	(23)	581	173
Total	$(2,636)	$(2,376)	$(504)	$(387)	$(2,406)	$(2,254)	$130	$(53)

The actuarial losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial losses are recognized in Accumulated other comprehensive (loss)/income and are amortized into net periodic pension costs over an average period of 10.1 years for our U.S. qualified plans, an average period of 10.6 years for our U.S. supplemental (non-qualified) plans and an average period of 13.7 years for our international plans.

Information related to the U.S. qualified, U.S. supplemental (non-qualified) and international pension plans follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$10,596	$9,792	$-	$-	$2,235	$1,796
Accumulated benefit obligation	11,953	11,218	1,177	1,246	4,082	3,725
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	10,596	9,977	-	-	5,739	5,332
Projected benefit obligation	13,035	12,578	1,401	1,368	8,296	8,016

All of our U.S. plans were underfunded as of December 31, 2010.

D. Plan Assets
Information about plan assets as of December 31, 2010 follows:

		FAIR VALUE(a)
	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans(a):
Cash and cash equivalents	$1,196	$-	$1,196	$-
Equity securities:
Global equity securities	2,766	2,765	-	1
Equity commingled funds	1,708	-	1,708	-
Debt securities:
Fixed income commingled funds	817	-	817	-
Government bonds	660	-	660	-
Corporate debt securities	2,085	-	2,083	2
Other investments:
Private equity funds	899	-	-	899
Other	465	-	-	465
Total	10,596	2,765	6,464	1,367
International pension plans(a):
Cash and cash equivalents	518	-	518	-
Equity securities:
Global equity securities	1,458	1,166	292	-
Equity commingled funds	1,886	-	1,886	-
Debt securities:
Fixed income commingled funds	804	-	804	-
Government bonds	933	-	933	-
Corporate debt securities	376	-	376	-
Other investments:
Private equity funds	21	-	4	17
Insurance contracts	439	-	73	366
Other	274	-	59	215
Total	6,709	1,166	4,945	598
U.S. postretirement plans(a),(b):
Cash and cash equivalents	46	-	46	-
Equity securities:
Global equity securities	29	29	-	-
Equity commingled funds	183	-	183	-
Debt securities:
Fixed income commingled funds	116	-	116	-
Government bonds	7	-	7	-
Corporate debt securities	21	-	21	-
Other investments	12	-	12	-
Total	$414	$29	$385	$-

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs.

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

Information about plan assets as of December 31, 2009 follows:

		FAIR VALUE(a)
	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2009	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans(a):
Cash and cash equivalents	$605	$-	$605	$-
Equity securities:
Global equity securities	3,034	3,009	16	9
Equity commingled funds	1,670	-	1,670	-
Debt securities:
Fixed income commingled funds	791	-	791	-
Government bonds	526	-	500	26
Corporate debt securities	2,054	-	2,039	15
Other investments:
Private equity funds	843	-	-	843
Other	454	-	-	454
Total	9,977	3,009	5,621	1,347
International pension plans(a):
Cash and cash equivalents	402	-	402	-
Equity securities:
Global equity securities	1,570	1,430	107	33
Equity commingled funds	1,682	-	1,662	20
Debt securities:
Fixed income commingled funds	1,081	-	1,081	-
Government bonds	977	-	977	-
Corporate debt securities	149	-	144	5
Other investments:
Private equity funds	39	-	5	34
Insurance contracts	411	-	65	346
Other	213	-	86	127
Total	6,524	1,430	4,529	565
U.S. postretirement plans(a),(b):
Cash and cash equivalents	35	-	35	-
Equity securities:
Global equity securities	25	25	-	-
Equity commingled funds	163	-	163	-
Debt securities:
Fixed income commingled funds	99	-	99	-
Government bonds	7	-	7	-
Corporate debt securities	26	-	26	-
Other investments	15	-	15	-
Total	$370	$25	$345	$-

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs.

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

The details of our plan assets classified as Level 3 assets, including an analysis of changes during 2010, are as follows:

(MILLIONS OF DOLLARS)	FAIR VALUE, BEGINNING OF YEAR	ACTUAL RETURN ON PLAN ASSETS		PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
		ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD
U.S. qualified pension plans:
Equity securities:
Global equity securities	$9	$2	$(3)	$(1)	$(6)	$-	$1
Debt securities:
Government bonds	26	(1)	2	(23)	(4)	-	-
Corporate debt securities	15	1	-	(8)	(6)	-	2
Other investments:
Private equity funds	843	45	42	(31)	-	-	899
Other	454	21	-	(10)	-	-	465
Total	$1,347	$68	$41	$(73)	$(16)	$-	$1,367

International pension plans:
Equity securities:
Global equity securities	$33	$(2)	$(1)	$(28)	$-	$(2)	$-
Equity commingled funds	20	-	-	-	(19)	(1)	-
Debt securities:
Corporate debt securities	5	(1)	-	(1)	(3)	-	-
Other investments:
Private equity funds	34	(2)	-	1	(14)	(2)	17
Insurance contracts	346	12	-	(10)	52	(34)	366
Other	127	(3)	-	37	58	(4)	215
Total	$565	$4	$(1)	$(1)	$74	$(43)	$598

The details of our plan assets classified as Level 3 assets, including an analysis of changes during 2009, are as follows:

(MILLIONS OF DOLLARS)	FAIR VALUE, BEGINNING OF YEAR	ACTUAL RETURN ON PLAN ASSETS		PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
		ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD
U.S. qualified pension plans:
Equity securities:
Global equity securities	$4	$2	$(2)	$5	$-	$-	$9
Debt securities:
Government bonds	27	1	-	(2)	-	-	26
Corporate debt securities	26	1	(1)	(11)	-	-	15
Other investments:
Private equity funds	821	(44)	19	47	-	-	843
Other	356	(21)	3	116	-	-	454
Total	$1,234	$(61)	$19	$155	$-	$-	$1,347

International pension plans:
Equity securities:
Global equity securities	$72	$15	$(25)	$(32)	$-	$3	$33
Equity commingled funds	29	(5)	-	(6)	-	2	20
Debt securities:
Corporate debt securities	4	-	-	(1)	2	-	5
Other investments:
Private equity funds	26	(4)	-	8	-	4	34
Insurance contracts	309	11	-	(30)	6	50	346
Other	122	(10)	-	-	4	11	127
Total	$562	$7	$(25)	$(61)	$12	$70	$565

As of December 31, 2010 and 2009, the following methods and assumptions were used to estimate the fair value of our pension and postretirement plans' assets:

•	Cash and cash equivalents, Equity commingled funds, Fixed-income commingled funds-observable prices.

•	Global equity securities-quoted market prices.

•	Government bonds, Corporate debt securities-observable market prices.

•	Other investments-principally unobservable prices adjusted by cash contributions and distributions.

A single estimate of fair value for our pension and postretirement plans' assets relies heavily on estimates and assumptions (see Note 1C. Significant Accounting Policies: Estimates and Assumptions).

The following table presents the weighted-average long-term target asset allocations and the percentage of the fair value of plan assets for our U.S. qualified and international pension plans and postretirement plans by major investment category:

	AS OF DECEMBER 31,
	TARGET ALLOCATION PERCENTAGE	PERCENTAGE OF PLAN ASSETS
(PERCENTAGES)	2010	2010	2009
U.S. qualified pension plans:
Cash and cash equivalents	5	11.3	6.1
Equity securities	49	42.2	47.1
Debt securities	34	33.6	33.8
Real estate and other investments	12	12.9	13.0
Total	100	100.0	100.0
International pension plans:
Cash and cash equivalents	-	7.7	6.1
Equity securities	53	49.8	49.9
Debt securities	31	31.6	33.8
Real estate and other investments	16	10.9	10.2
Total	100	100.0	100.0
U.S. postretirement plans:
Cash and cash equivalents	2	11.0	9.4
Equity securities	57	51.0	50.9
Debt securities	38	34.6	35.6
Real estate and other investments	3	3.4	4.1
Total	100	100.0	100.0

We utilize long-term asset allocation ranges in the management of our plans' invested assets. The weighted-average target allocation percentages in the preceding table represent our current target within the allocation range for each class of assets in our portfolio. Our long-term return expectations are developed based on a diversified, global investment strategy that takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and our view of current and future economic and financial market conditions. As market conditions and other factors change, we may adjust our targets accordingly and our asset allocations may vary from the target allocations outlined above.

Our long-term asset allocation ranges reflect our asset class return expectations and tolerance for investment risk within the context of the respective plans' long-term benefit obligations. These ranges are supported by analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile. This analysis, referred to as an asset-liability analysis, also provides an estimate of expected returns on plan assets, as well as a forecast of potential future asset and liability balances.

The plans' assets are managed with the objectives of minimizing pension expense and cash contributions over the long term. Asset liability studies are performed periodically in order to support asset allocations. Assets include equity and fixed income securities, as well as investments in private real estate, private debt and private equity.

The investment managers of each separately managed account are prohibited from investing in derivative securities except for currency risk management activities, which are permitted within the plans' non-U.S. asset classes, and derivatives to manage duration risk in the fixed income accounts.

Investment performance is reviewed on a monthly basis in total, as well as by asset class and individual manager, relative to one or more benchmarks. Investment performance and detailed statistical analysis of both investment performance and portfolio holdings are conducted, a large portion of which is presented to senior management on a quarterly basis. Periodic formal meetings are held with each investment manager to review the investments.

E. Cash Flows
It is our practice to fund amounts for our qualified pension plans that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax laws.

The following table presents expected future cash flow information as of December 31, 2010:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POST RETIREMENT PLANS
Expected employer contributions:
2011	$407	$99	$443	$254
Expected benefit payments:
2011	$929	$155	$382	$293
2012	656	104	399	302
2013	695	103	406	310
2014	857	110	424	321
2015	770	116	448	328
2016-2020	4,653	702	2,509	1,742

The table reflects the total U.S. and international plan benefits projected to be paid from the plans or from our general assets under the current actuarial assumptions used for the calculation of the benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.

F. Defined Contribution Plans
We have savings and investment plans in several countries, including the U.S., Japan, Spain and the Netherlands. For the U.S. plans, employees may contribute a portion of their salaries and bonuses to the plans, and we match, largely in company stock or company stock units, a portion of the employee contributions. In the U.S., the matching contributions in company stock are sourced from the Employee Benefit Trust (see Note 14D. Equity: Employee Benefit Trust), as well as through open market purchases. Employees are permitted to subsequently diversify all or any portion of their company matching contribution. The contribution match for certain legacy Pfizer U.S. participants is held in an employee stock ownership plan. We recorded charges related to our plans of  $259 million in 2010,  $191 million in 2009 and  $198 million in 2008.

Equity	12 Months Ended
Dec. 31, 2010
Equity [Abstract]
Equity [Text Block]
14. Equity

A. Common Stock
During 2009, in connection with our acquisition of Wyeth on October 15, 2009 (see Note 2. Acquisition of Wyeth), we issued approximately 1.3 billion shares of common stock, which were previously held as Pfizer treasury stock, to former Wyeth shareholders to partially fund the acquisition. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained Earnings. We purchase our common stock via privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes.

On June 23, 2005, we announced that the Board of Directors authorized a  $5 billion share-purchase plan (the 2005 Stock Purchase Plan). On June 26, 2006, we announced that the Board of Directors increased the authorized amount of shares to be purchased under the 2005 Stock Purchase Plan from  $5 billion to  $18 billion. On January 23, 2008, we announced that the Board of Directors had authorized a new  $5 billion share-purchase plan, to be funded by operating cash flows that may be utilized from time to time. In total, under the 2005 and 2008 Stock Purchase Plans, through December 31, 2010, we purchased approximately 771 million shares for approximately  $19.0 billion. We purchased approximately 61 million shares of our common stock during 2010 at an average price per share of  $16.46. We did not purchase any shares of our common stock in 2009 and, during 2008 we purchased approximately 26 million shares of our common stock at an average price per share of  $18.96.

On February 1, 2011, we announced that the Board of Directors authorized a new  $5 billion share-repurchase plan, which, together with the balance remaining under the 2008 Stock Purchase Plan, increased our total current authorization to  $9 billion.

B. Preferred Stock
The Series A convertible perpetual preferred stock is held by an Employee Stock Ownership Plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per share stated value is  $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock or, a combination of both at a price of  $40,300 per share.

C. Employee Stock Ownership Plans
We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the company (Common ESOP). As of January 1, 2008, the legacy Pharmacia U.S. savings plan was merged with the Pfizer Savings Plan. Prior to the merger, a portion of the matching contributions for legacy Pharmacia U.S. savings plan participants was funded through the ESOPs.

Allocated shares held by the Common ESOP are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP is assumed in the diluted EPS calculation. As of December 31, 2010, the Preferred ESOP held preferred shares with a stated value of approximately  $52 million, convertible into approximately 3 million shares of our common stock. As of December 31, 2010, the Common ESOP held approximately 4 million shares of our common stock. As of December 31, 2010, all preferred and common shares held by the ESOPs have been allocated to the Pharmacia U.S. and certain Puerto Rico savings plan participants.

D. Employee Benefit Trust
The Pfizer Inc. Employee Benefit Trust (EBT) was established in 1999 to fund our employee benefit plans through the use of its holdings of Pfizer Inc. stock. Our consolidated balance sheets reflect the fair value of the shares owned by the EBT as a reduction of Shareholders’ equity. Beginning in May 2009, the Company began using the shares held in the EBT to help fund the Company’s matching contribution in the Pfizer Savings Plan.

Share-Based Payments	12 Months Ended
Dec. 31, 2010
Share-Based Payments [Abstract]
Share-Based Payments [Text Block]
15. Share-Based Payments

Our compensation programs can include share-based payments. In 2010, 2009 and 2008, the primary share-based awards and their general terms and conditions are as follows:

•
Stock options, which, when vested, entitle the holder to purchase a specified number of shares of Pfizer common stock at a price per share equal to the market price of Pfizer common stock on the date of grant.

•
Restricted stock units (RSUs), which, when vested, entitle the holder to receive a specified number of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such RSUs.

•
Performance share awards (PSAs) which entitle the holder, and performance-contingent share awards (PCSAs) which entitled the holder, upon vesting, to receive a number of shares of Pfizer common stock, within a range of shares from zero to 200% of the holder’s target award, calculated using a formula that measures Pfizer’s performance relative to an industry peer group over a specified performance period. The Compensation Committee of the Company’s Board of Directors had, with respect to PCSAs, and has, with respect to PSAs, discretion to authorize the payment of fewer shares to a holder than the number of shares determined pursuant to the formula. Dividend equivalents accumulate on PSAs and are paid, and dividend equivalents accumulated on PCSAs and were paid, at the end of the vesting term in respect of any shares paid. PCSA grants were made prior to 2006 and have all been settled.

•
Short-term Incentive Shift Awards, which entitle the holder to receive a percentage of the holder’s target award (between 0% and 200%) approximately one year following the grant, based on a combination of individual performance and Company performance (as measured by revenue, adjusted diluted earnings per share and cash flow from operations) during the year in which the grant is made. At the election of the holder, the award is paid: (i) in the case of the Executive Leadership Team (ELT) members (determined at the time of the grant ), all in RSUs, or half in RSUs and half in cash; and (ii) in the case of all other holders, all in RSUs, all in cash, or half in RSUs and half in cash.

•
Stock appreciation rights (SARs), also referred to as Total Shareholder Return Units (TSRUs), which vest on the third anniversary of the grant and entitle the holder to receive, two years after the end of the three-year vesting term, a number of shares of Pfizer common stock with a value equal to the difference between the defined settlement price and the closing market price of Pfizer common stock on the date of grant, plus accumulated dividend equivalents through the payment date, if and to the extent the total value is positive.

The Company’s shareholders approved the amendment and restatement of the 2004 Stock Plan at the Annual Meeting of Shareholders held on April 23, 2009. The primary purpose of the amendment was to increase the number of shares of common stock available for grants by 425 million shares. In addition, the amendment provided other changes, including that the number of stock options, SARs or other performance-based awards that may be granted to any one individual during any 36-month period is limited to eight million shares and that RSUs, PSAs and restricted stock grants count as two shares, while stock options and SARs count as one share, toward the maximums for the incremental 425 million shares. As of December 31, 2010, 405 million shares were available for award. The 2004 Stock Plan, as amended, is the only Pfizer plan under which equity-based compensation may currently be awarded to executives and other employees.

The Company’s shareholders originally approved the 2004 Stock Plan at the Annual Meeting of Shareholders held on April 22, 2004, and, effective upon that approval, new stock option and other share-based awards could be granted only under the originally approved 2004 Stock Plan. As originally approved, the 2004 Stock Plan allowed a maximum of three million shares to be awarded to any employee per year and 475 million shares in total. RSUs, PSAs, PCSAs and restricted stock grants counted as three shares, while stock options and SARs counted as one share, toward the maximums under the Plan.

In the past, we had various employee stock and incentive plans under which stock options and other share-based awards were granted. Stock options and other share-based awards that were granted under prior plans and were outstanding on April 22, 2004, continue in accordance with the terms of the respective plans.

Although not required to do so, we have used authorized and unissued shares and, to a lesser extent, shares held in our Employee Benefit Trust and treasury stock to satisfy our obligations under these programs.

A. Impact on Net Income
The components of share-based compensation expense and the associated tax benefit follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Stock option expense	$150	$165	$194
Restricted stock unit expense	211	183	169
PSA and PCSA (expense reduction)/expense	14	(17)	(2)
Short-term incentive award expense	—	1	13
TSRU expense	28	15	10
Directors’ compensation	2	2	—
Share-based payment expense	405	349	384
Tax benefit for share-based compensation expense	(129)	(99)	(114)
Share-based payment expense, net of tax	$276	$250	$270

Amounts capitalized as part of inventory cost were not significant. In 2010, 2009 and 2008, the impact of modifications under our cost-reduction initiatives to share-based awards was not significant. Generally, these modifications resulted in an acceleration of vesting, either in accordance with plan terms or at management’s discretion.

B. Stock Options
Stock options, which, when vested, entitle the holder to purchase a specified number of shares of Pfizer common stock at a price per share equal to the market price of Pfizer common stock on the date of grant, are accounted for using a fair-value-based method at the date of grant in the consolidated statements of income. The values determined through this fair-value-based method generally are amortized on an even basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

All eligible employees may receive stock option grants. No stock options were awarded to senior and other key management in 2010 or 2009; however, stock options were awarded to certain other employees. Except for stock options awarded to two executive officers at the time they joined Pfizer, no stock options were awarded to senior and other key management in 2008. In virtually all instances, stock options granted since 2005 vest after three years of continuous service from the grant date and have a contractual term of 10 years. In most cases, stock options must be held for at least one year from the grant date before any vesting may occur. In the event of a divestiture or restructuring, options held by employees are immediately vested and are exercisable for a period from three months to their remaining term, depending on various conditions.

The fair-value-based method for valuing each stock option grant on the grant date uses, for virtually all grants, the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
Expected dividend yield(a)	4.00%	4.90%	5.54%
Risk-free interest rate(b)	2.87%	2.69%	2.90%
Expected stock price volatility(c)	26.85%	41.36%	27.21%
Expected term(d) (years)	6.25	6.0	5.75

(a)	Determined using a constant dividend yield during the expected term of the option.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using historical exercise and post-vesting termination patterns.

The following table summarizes all stock option activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED-AVERAGE EXERCISE PRICE PER SHARE	WEIGHTED-AVERAGE REMAINING CONTRACTUAL TERM (YEARS)	AGGREGATE INTRINSIC VALUE(a) (MILLIONS)
Outstanding, December 31, 2009	447,693	$30.11
Granted	70,327	17.62
Exercised	(1,280)	12.80
Forfeited	(5,997)	18.56
Canceled	(52,139)	31.07
Outstanding, December 31, 2010	458,604	28.29	4.7	$215
Vested and expected to vest(b), December 31, 2010	451,279	28.46	4.6	$205
Exercisable, December 31, 2010	311,919	33.36	2.9	$3

(a)	Market price of underlying Pfizer common stock less exercise price.

(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

The following table provides data related to all stock option activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS AND YEARS)	2010	2009	2008
Weighted-average grant date fair value per stock option	$3.25	$3.30	$3.30
Aggregate intrinsic value on exercise	$5	$2	$9
Cash received upon exercise	$16	$7	$29
Tax benefits realized related to exercise	$1	$1	$3
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$178	$147	$159
Weighted-average period in years over which stock option compensation cost is expected to be recognized	1.3	1.2	1.1

C. Restricted Stock Units (RSUs)
RSUs, which, when vested, entitle the holder to receive a specified number of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such RSUs, are accounted for using a fair-value-based method at the date of grant. For RSUs granted in 2010, 2009 and 2008, in virtually all instances, the units vest after three years of continuous service from the grant date and the values determined using the fair-value-based method are amortized on an even basis over the vesting term into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

The value of each RSU grant is estimated on the grant date. The fair-value-based method utilizes the closing price of Pfizer common stock on the date of grant. The following table summarizes all RSU activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2009	38,083	$19.90
Granted	17,493	17.55
Vested	(12,705)	24.48
Reinvested dividend equivalents	1,764	16.90
Forfeited	(3,458)	17.36
Nonvested, December 31, 2010	41,177	17.57

The following table provides data related to all RSU activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS EXCEPT YEARS)	2010	2009	2008
Total grant date fair-value-based amount of shares vested	$311	$131	$119
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$230	$198	$257
Weighted-average period in years over which RSU cost is expected to be recognized	1.4	1.3	1.5

D. Performance Share Awards (PSAs) and Performance-Contingent Share Awards (PCSAs)
Senior and other key members of management may receive PSA grants and were eligible to receive PCSA grants. PSAs are accounted for using a fair-value-based method at the date of grant in the consolidated statements of income beginning with grants in 2006. Further, PSAs generally are amortized on an even basis over the vesting term into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate. PCSAs, which have not been awarded since 2005, were accounted for using the intrinsic value method in the consolidated statements of income. In most instances, PSA grants vest after three years, and PCSA grants vested after five years, of continuous service from the grant date. In certain instances, PCSA grants vested over two to four years of continuous service from the grant date. The vesting terms are equal to the contractual terms.

PSAs entitle the holder, and PCSAs entitled the holder, upon vesting, to receive a number of shares of Pfizer common stock, within a range of shares from zero to 200% of the holder’s target award, calculated using a formula that measures Pfizer’s performance relative to an industry peer group over a specified performance period. PSA grants vest and are paid based on a formula that measures our performance using total shareholder return over a specified performance period relative to an industry peer group. PSCA grants, which were made prior to 2006 and which have all been settled, vested and were paid based on a formula that measured our performance using total shareholder return and the change in diluted EPS over a specified performance period relative to an industry peer group. The Compensation Committee of the Company’s Board of Directors had, with respect to PCSAs, and has, with respect to PSAs, discretion to authorize the payment of fewer shares to a holder than the number of shares determined pursuant to the applicable formula.

We measure PSA grants using a fair-value-based amount, which is derived from a Monte Carlo simulation model, times the target number of shares. The target number of shares is determined by reference to the fair value of share-based awards to similar employees in the industry peer group. We measured PCSA grants at intrinsic value whereby the probable award was allocated over the term of the award, and then the resulting shares were adjusted to the fair value of our common stock at each accounting period until the date of payment.

The weighted-average assumptions used in the valuation of PSAs are as follows:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
Risk-free interest rate	1.24%	1.95%	2.05%
Expected Pfizer stock price volatility	26.75%	40.40%	27.21%
Average peer stock price volatility	23.64%	36.30%	32.13%
Contractual term in years	3	3	3

The following table summarizes all PSA and PCSA activity during 2010, with the shares granted representing the maximum award that could be achieved:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2009	6,118	$23.07
Granted	2,531	19.17
Vested	(163)	17.69
Forfeited	(4,023)	20.75
Modifications(a)	706	14.18
Nonvested, December 31, 2010	5,169	21.92

(a)
Modifications include pro-ration of the awards for service to the date of termination for 15 former employees in 2010. The modifications were made at the discretion of the Senior Vice President of Worldwide Human Resources, or her designee for 2010. There was no incremental cost related to the modifications.

The following table provides data related to all PSA and PCSA activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT YEARS)	2010	2009	2008
Total intrinsic value of vested PSA/PCSA shares	$3	$37	$15
Total compensation cost related to nonvested PSA grants not yet recognized, pre-tax	$18	$17	$20
Weighted-average period in years over which PSA cost is expected to be recognized	2	2	2

E. Total Shareholder Return Units (TSRUs)
Total Shareholder Return Units (TSRUs) (formerly known as Stock Appreciation Rights (SARs)) are awarded to senior and other key management. TSRUs entitle the holders to receive, two years after the end of the three-year vesting term, a number of shares of our common stock with a value equal to the difference between the defined settlement price and the grant price, plus the dividends accumulated during the five-year term, if and to the extent the total value is positive. The settlement price is the average closing price of Pfizer common stock during the 20 trading days ending on the fifth anniversary of the grant; the grant price is the closing price of Pfizer common stock on the date of the grant.

The TSRUs are automatically settled on the fifth anniversary of the grant but vest on the third anniversary of the grant, after which time there no longer is a risk of forfeiture, other than a loss or recapture due to a violation by the holder of the restrictive covenants set forth in the TSRU grant documents. TSRUs are accounted for using a fair-value-based method at the date of grant in the consolidated statements of income and generally are amortized on an even basis over the vesting term into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

The fair-value-based method for valuing the TSRUs uses the Monte Carlo simulation model. The model incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

	TSRUs 2010	TSRUs 2009
Expected dividend yield(a)	3.99%	4.55%
Risk-free interest rate(b)	2.34%	2.35%
Expected stock price volatility(c)	26.76%	36.92%
Expected term(d) (years)	5.00	5.00

(a)	Determined using a constant dividend yield during the expected term of the TSRU.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using the contractual term.

The following summarizes all TSRU activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE VALUE PER SHARE
Nonvested, December 31, 2009	8,681	$17.04
Granted	5,104	17.67
Vested	(78)	16.60
Forfeited	(1,070)	16.96
Nonvested, December 31, 2010	12,637	17.30

The following table provides data related to all TSRU activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER TSRU AMOUNTS AND YEARS)	2010	2009
Weighted-average grant date fair value per TSRU	$4.25	$4.26
Total compensation cost related to nonvested TSRU grants not yet recognized, pre-tax	$18	$23
Weighted-average period in years over which TSRU cost is expected to be recognized	1.5	2.1

Earnings Per Share Attributable to Common Shareholders	12 Months Ended
Dec. 31, 2010
Earnings Per Share Attributable To Common Shareholders [Abstract]
Earnings Per Share Attributable to Common Shareholders [Text Block]
16. Earnings per Common Share Attributable to Common Shareholders

Basic and diluted EPS were computed using the following common share data:

	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2010	2009	2008
EPS Numerator-Basic:
Income from continuing operations	$8,298	$8,630	$8,049
Less: Net income attributable to noncontrolling interests	32	9	23
Income from continuing operations attributable to Pfizer Inc.	8,266	8,621	8,026
Less: Preferred stock dividends-net of tax	2	2	3
Income from continuing operations attributable to Pfizer Inc. common shareholders	8,264	8,619	8,023
Discontinued operations-net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders	$8,255	$8,633	$8,101

EPS Numerator-Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$8,266	$8,621	$8,026
Discontinued operations-net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$8,257	$8,635	$8,104

EPS Denominator:
Weighted-average number of common shares outstanding-Basic	8,036	7,007	6,727
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	38	38	23
Weighted-average number of common shares outstanding-Diluted	8,074	7,045	6,750

Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	413	400	489

(a)
These common stock equivalents were outstanding during 2010, 2009 and 2008 but were not included in the computation of diluted EPS for those years because their inclusion would have had an anti-dilutive effect.

Lease Commitments	12 Months Ended
Dec. 31, 2010
Lease Commitments [Abstract]
Lease Commitments [Text Block]
17. Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was  $394 million in 2010,  $364 million in 2009 and  $370 million in 2008. This table shows future minimum rental commitments under non-cancelable operating leases as of December 31 for the following years:

(MILLIONS OF DOLLARS)	2011	2012	2013	2014	2015	AFTER 2015
Lease commitments	$185	$158	$138	$113	$95	$756

Insurance	12 Months Ended
Dec. 31, 2010
Insurance [Abstract]
Insurance [Text Block]
18. Insurance

Our insurance coverage reflects market conditions (including cost and availability) existing at the time it is written, and our decision to obtain insurance coverage or to self-insure varies accordingly. Depending upon the cost and availability of insurance and the nature of the risk involved, the amount of self-insurance may be significant. The cost and availability of coverage have resulted in self-insuring certain exposures, including product liability. If we incur substantial liabilities that are not covered by insurance or substantially exceed insurance coverage and that are in excess of existing accruals, there could be a material adverse effect on our results of operations in any particular period (see Note 19. Legal Proceedings and Contingencies).

Legal Proceedings and Contingencies	12 Months Ended
Dec. 31, 2010
Legal Proceedings and Contingencies [Abstract]
Legal Proceedings and Contingencies [Text Block]
19. Legal Proceedings and Contingencies

We and certain of our subsidiaries are involved in various patent, product liability, consumer, commercial, securities, environmental and tax litigations and claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. We do not believe any of them will have a material adverse effect on our financial position.

We record accruals for income tax contingencies to the extent that we conclude that a tax position is not sustainable under a “more- likely-than-not” standard, and we record our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction when we conclude that the potential recovery is more likely than not. We record accruals for all other contingencies to the extent that we conclude their occurrence is probable and the related damages are estimable, and we record anticipated recoveries under existing insurance contracts when assured of recovery. If a range of liability is probable and estimable and some amount within the range appears to be a better estimate than any other amount within the range, we accrue that amount. If a range of liability is probable and estimable and no amount within the range appears to be a better estimate than any other amount within the range, we accrue the minimum of such probable range. Many claims involve highly complex issues relating to causation, label warnings, scientific evidence, actual damages and other matters. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, we cannot reasonably estimate the maximum potential exposure or the range of possible loss in excess of amounts accrued for these contingencies. These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions (see Note 1C. Significant Accounting Policies: Estimates and Assumptions). Our assessments are based on estimates and assumptions that have been deemed reasonable by management. Litigation is inherently unpredictable, and excessive verdicts do occur. Although we believe we have substantial defenses in these matters, we could in the future incur judgments or enter into settlements of claims that could have a material adverse effect on our results of operations in any particular period.

Patent claims include challenges to the coverage and/or validity of our patents on various products or processes. Although we believe we have substantial defenses to these challenges with respect to all our material patents, there can be no assurance as to the outcome of these matters, and a loss in any of these cases could result in a loss of patent protection for the drug at issue, which could lead to a significant loss of sales of that drug and could materially affect future results of operations.

Among the principal matters pending to which we are a party are the following:

A. Patent Matters
Like other pharmaceutical companies, we are involved in numerous suits relating to our patents, including but not limited to those discussed below. Most of the suits involve claims by generic drug manufacturers that patents covering our products, processes or dosage forms are invalid and/or do not cover the product of the generic manufacturer. Also, counterclaims as well as various independent actions have been filed claiming that our assertions of, or attempts to enforce, our patent rights with respect to certain products constitute unfair competition and/or violations of the antitrust laws. In addition to the challenges to the U.S. patents on a number of our products that are discussed below, we note that the patent rights to certain of our products, including without limitation Lipitor, are being challenged in various other countries.

Lipitor (atorvastatin)
In November 2008, Apotex Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lipitor. Apotex Inc. asserts the invalidity of our enantiomer patent, which (including the six-month pediatric exclusivity period) expires in June 2011, and the non-infringement of certain later-expiring patents. In December 2008, we filed suit against Apotex Inc. in the U.S. District Court for the District of Delaware and the U.S. District Court for the Northern District of Illinois asserting the validity and infringement of the enantiomer patent. In August 2009, our action in the District of Delaware was transferred to the Northern District of Illinois and consolidated with our pending action there.

In May 2009, Matrix Laboratories Limited (Matrix), a subsidiary of Mylan Inc., notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lipitor. Matrix asserted the non-infringement of our patent covering the crystalline form of atorvastatin, which (including the six-month pediatric exclusivity period) expires in 2017, and two other Lipitor patents. Matrix did not challenge our enantiomer patent. In June 2009, we filed actions against Matrix, Mylan Inc. and another Mylan subsidiary in the U.S. District Court for the District of Delaware and the U.S. District Court for the Northern District of West Virginia asserting the infringement of the crystalline patent and two process patents that expire in 2016. In November 2009, our action in the Northern District of West Virginia was transferred to the District of Delaware and consolidated with our pending action there. In January 2011, we settled this action on terms that are confidential and not material to the Company.

In October 2009, Dr. Reddy's Laboratories Ltd. and Dr. Reddy’s Laboratories, Inc. (collectively, Dr. Reddy's) and KUDCO Ireland, Ltd. and Kremers Urban LLC (collectively, KUDCO) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lipitor. Both of the abbreviated new drug applications cover the 10, 20 and 40 mg dosage strengths, and KUDCO’s abbreviated new drug application also covers the 80 mg dosage strength. Dr. Reddy’s and KUDCO assert the invalidity and/or non-infringement of our patent covering the crystalline form of atorvastatin and two other Lipitor patents. They have not challenged our enantiomer patent. In December 2009, we filed actions against Dr. Reddy’s and KUDCO in the U.S. District Court for the District of Delaware asserting the infringement of our crystalline patent. In addition, in December 2010, we filed an action against Dr. Reddy’s in the same court asserting the infringement of the same patent in connection with Dr. Reddy’s additional abbreviated new drug application seeking approval to market a generic version of the 80 mg dosage strength.

In July 2010, Actavis, Inc. and Actavis Pharma Manufacturing Pvt. Ltd. (collectively, Actavis) notified us that they had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lipitor. Actavis asserts the non-infringement of our patent covering the crystalline form of atorvastatin and two other Lipitor patents. Actavis has not challenged our enantiomer patent. In August 2010, we filed an action against Actavis in the U.S. District Court for the District of Delaware asserting the infringement of our crystalline patent.

Caduet (atorvastatin/amlodipine combination)
In August 2009, Sandoz Inc., a division of Novartis AG (Sandoz), notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Caduet. In that filing and in a declaratory judgment action brought by Sandoz in October 2009 in the U.S. District Court for the District of Colorado, collectively, Sandoz asserts the invalidity of our patent covering the atorvastatin/amlodipine combination, which expires in 2018, and the invalidity and non-infringement of three patents for Lipitor which (including the six-month pediatric exclusivity period) expire between 2013 and 2017. Sandoz has not challenged our enantiomer patent for Lipitor. In October 2009, we filed suit against Sandoz in the U.S. District Court for the District of Delaware and the U.S. District Court for the District of Colorado asserting the infringement of the atorvastatin/amlodipine combination patent. In February 2010, our action and Sandoz’s action in the District of Colorado were transferred to the District of Delaware and consolidated with our pending action there.

In December 2009, Mylan Pharmaceuticals Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Caduet. Mylan Pharmaceuticals Inc. asserted the invalidity of our patent covering the atorvastatin/amlodipine combination and the non-infringement of three patents for Lipitor which (including the six-month pediatric exclusivity period) expire between 2013 and 2017. Mylan Pharmaceuticals Inc. did not challenge our enantiomer patent for Lipitor. In February 2010, we filed suit against Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of Delaware asserting the infringement of the atorvastatin/amlodipine combination patent. In January 2011, we settled this action. Under the settlement agreement, Mylan Pharmaceuticals Inc. will have certain rights to launch a generic atorvastatin/amlodipine combination product in the U.S. beginning on November 30, 2011; other terms of the settlement agreement are confidential and not material to the Company.

Viagra (sildenafil)
In March 2010, we brought a patent-infringement action in the U.S. District Court for the Eastern District of Virginia against Teva Pharmaceuticals USA, Inc. (Teva USA) and Teva Pharmaceutical Industries Ltd. (Teva Pharmaceutical Industries), which had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Viagra. Teva USA and Teva Pharmaceutical Industries assert the invalidity and non-infringement of the Viagra use patent, which expires in 2019, but have not challenged the basic patent, which expires in 2012.

In October 2010, we filed a patent-infringement action with respect to Viagra in the U.S. District Court for the Southern District of New York against Apotex Inc. and Apotex Corp., Mylan Pharmaceuticals Inc. and Mylan Inc., Actavis and Amneal Pharmaceuticals LLC. These generic manufacturers have filed abbreviated new drug applications with the FDA seeking approval to market their generic versions of Viagra. They assert the invalidity and non-infringement of the Viagra use patent, but have not challenged the basic patent.

Sutent (sunitinib malate)
In May 2010, Mylan Pharmaceuticals Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Sutent and challenging on various grounds the Sutent basic patent, which expires in 2021, and two other patents, which expire in 2020 and 2021. In June 2010, we filed suit against Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of Delaware asserting the infringement of those three patents.

Detrol (tolterodine)
In March 2004, we brought a patent-infringement suit in the U.S. District Court for the District of New Jersey against Teva USA, which had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Detrol. In January 2007, Teva USA withdrew its challenge to our patent, and the patent-infringement suit was dismissed. Also in January 2007, Ivax Pharmaceuticals, Inc. (Ivax), a wholly owned subsidiary of Teva USA, amended its previously filed abbreviated new drug application for tolterodine to challenge our basic patent for Detrol, and we brought a patent-infringement action against Ivax in the U.S. District Court for the District of New Jersey. The basic patent (including the six-month pediatric exclusivity period) expires in September 2012. In January 2010, the court issued a decision in our favor, upholding the basic patent. The court entered an order preventing the FDA from approving Ivax’s abbreviated new drug application for Detrol before the expiration of the basic patent in September 2012. Ivax and Teva USA have appealed the District Court’s decision to the U.S. Court of Appeals for the Federal Circuit.

Detrol LA (tolterodine)
In October 2007 and January 2008, respectively, Teva USA and Impax Laboratories, Inc. notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Detrol LA, an extended-release formulation of Detrol (tolterodine). They are challenging on various grounds the basic patent, which (including the six-month pediatric exclusivity period) expires in 2012, and three formulation patents, which (including the six-month pediatric exclusivity period) expire in 2020. We filed actions against them in the U.S. District Court for the Southern District of New York asserting the infringement of the basic patent and two of the formulation patents. These actions subsequently were transferred to the U.S. District Court for the District of New Jersey.

In March 2008 and May 2010, respectively, Sandoz and Mylan Pharmaceuticals Inc. notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Detrol LA. They assert the invalidity and/or non-infringement of three formulation patents for Detrol LA. They have not challenged the basic patent. In June 2010, we filed actions against Sandoz and Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of New Jersey asserting the infringement of two of the formulation patents.

Lyrica (pregabalin)
Beginning in March 2009, several generic manufacturers notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica capsules. Each of the generic manufacturers is challenging one or more of three patents for Lyrica: the basic patent, which expires in 2018, and two other patents, which expire in 2013 and 2018. Each of the generic manufacturers asserts the invalidity and/or the non-infringement of the patents subject to challenge. Beginning in April 2009, we filed actions against these generic manufacturers in the U.S. District Court for the District of Delaware asserting the infringement and validity of our patents for Lyrica. All of these cases have been consolidated in the District of Delaware.

In August and November 2010, respectively, Lupin Limited (Lupin) and Novel Laboratories, Inc. (Novel) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica oral solution 20 mg/mL and asserting the invalidity and/or infringement of our three patents for Lyrica referred to above. In October 2010 and January 2011, respectively, we filed actions against Lupin and Novel in the U.S. District Court for the District of Delaware asserting the validity and infringement of all three patents.

We also have filed patent-infringement actions in Canada against certain generic manufacturers who are seeking approval to market generic versions of Lyrica capsules in that country.

Zyvox (linezolid)
In December 2009, Teva Parenteral Medicines Inc. (Teva Parenteral) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Zyvox. Teva Parenteral asserts the invalidity and non-infringement of the basic Zyvox patent, which (including the six-month pediatric exclusivity period) expires in 2015, and another patent that expires in 2021. In January 2010, we filed suit against Teva Parenteral in the U.S. District Court for the District of Delaware asserting the infringement of the basic patent.

Chantix (varenicline)
In July 2010, we received notices from Apotex Inc. and Apotex Corp. and from Mylan Pharmaceuticals Inc. that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Chantix. They assert the invalidity of our patent covering the tartrate salt of varenicline and the non-infringement of our crystalline form patent, both of which expire in 2022. They have not challenged the basic patent, which expires in 2020. In August 2010, we filed actions against Apotex Inc. and Apotex Corp. and against Mylan Pharmaceuticals Inc. in the U.S. District Court for the Southern District of New York asserting the infringement of both of the challenged patents. In December 2010, both of these actions were voluntarily dismissed by us without prejudice.

Aricept (donepezil hydrochloride)
In October 2005, Teva USA notified Eisai Co., Ltd. (Eisai) that Teva USA had filed an abbreviated new drug application with the FDA challenging on various grounds Eisai’s basic patent for Aricept and seeking approval to market a generic version of Aricept. In December 2005, Eisai filed suit against Teva USA in the U.S. District Court for the District of New Jersey asserting infringement of that patent. This action was dismissed voluntarily in November 2010 upon the expiration of the basic patent. We co-promote Aricept with Eisai in the U.S., but we were not a party to Eisai’s patent-infringement action.

Neurontin (gabapentin)
In August 2005, the U.S. District Court for the District of New Jersey held that the generic gabapentin (Neurontin) products of a number of generic manufacturers did not infringe our gabapentin low-lactam patent, which expires in 2017, and it granted summary judgment in their favor. Several generic manufacturers launched their gabapentin products in 2004 and 2005. In September 2007, the U.S. Court of Appeals for the Federal Circuit reversed the District Court’s summary judgment decision and remanded the case to the District Court for trial on the patent-infringement issue. If successful at trial, we intend to seek compensation from the generic manufacturers for damages resulting from their at-risk launches of generic gabapentin.

Relpax (eletriptan)
In June 2010, we received notices from Apotex Inc. and Apotex Corp. and from Teva USA that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Relpax. They assert the non-infringement of our patent covering the crystalline form of eletriptan, which expires in 2017. They have not challenged the basic patent, which expires in 2016. In July 2010, we filed actions against Apotex Inc. and Apotex Corp. and against Teva USA in the U.S. District Court for the Southern District of New York asserting the infringement of the crystalline patent.

Protonix (pantoprazole sodium)
Wyeth has a license to market Protonix in the U.S. from Nycomed GmbH (Nycomed), which owns the patents relating to Protonix. The basic patent (including the six-month pediatric exclusivity period) for Protonix expired in January 2011.

Following their respective filings of abbreviated new drug applications with the FDA, Teva USA and Teva Pharmaceutical Industries, Sun Pharmaceutical Advanced Research Centre Ltd. and Sun Pharmaceutical Industries Ltd. (collectively, Sun) and KUDCO Ireland, Ltd. (KUDCO Ireland) received final FDA approval to market their generic versions of Protonix 20 mg and 40 mg delayed- release tablets. Wyeth and Nycomed filed actions against those generic manufacturers in the U.S. District Court for the District of New Jersey, which subsequently were consolidated into a single proceeding, alleging infringement of the basic patent and seeking declaratory and injunctive relief. Following the court's denial of a preliminary injunction sought by Wyeth and Nycomed, Teva USA and Teva Pharmaceutical Industries and Sun launched their generic versions of Protonix tablets at risk in December 2007 and January 2008, respectively. Wyeth launched its own generic version of Protonix tablets in January 2008, and Wyeth and Nycomed filed amended complaints in the pending patent-infringement action seeking compensation for damages resulting from Teva USA’s, Teva Pharmaceutical Industries’ and Sun's at-risk launches.

In April 2010, the jury in the pending patent-infringement action upheld the validity of the basic patent for Protonix. In July 2010, the court upheld the jury verdict, but it did not issue a judgment against Teva USA, Teva Pharmaceutical Industries or Sun because of their other claims relating to the patent that still are pending. Wyeth and Nycomed will continue to pursue all available legal remedies against those generic manufacturers, including compensation for damages resulting from their at-risk launches.

Separately, Wyeth and Nycomed are defendants in purported class actions brought by direct and indirect purchasers of Protonix in the U.S. District Court for the District of New Jersey. Plaintiffs seek damages, on behalf of the respective putative classes, for the alleged violation of antitrust laws in connection with the procurement and enforcement of the patents for Protonix. These purported class actions have been stayed pending resolution of the underlying patent litigation in the U.S. District Court for the District of New Jersey.

Rapamune (sirolimus)
In March 2010, Watson Laboratories, Inc. (Watson) and Ranbaxy Laboratories Limited (Ranbaxy) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Rapamune. Watson and Ranbaxy assert the invalidity and non-infringement of a method-of-use patent which (including the six-month pediatric exclusivity period) expires in 2014 and a solid-dosage formulation patent which (including the six-month pediatric exclusivity period) expires in 2018. In April 2010, we filed actions against Watson and Ranbaxy in the U.S. District Court for the District of Delaware and against Watson in the U.S. District Court for the Southern District of Florida asserting the infringement of the method-of-use patent. In June 2010, our action in the Southern District of Florida was transferred to the District of Delaware and consolidated with our pending action there.

ReFacto and Xyntha
In February 2008, Novartis Vaccines and Diagnostics, Inc. (Novartis) filed suit against Wyeth and a subsidiary of Wyeth in the U.S. District Court for the Eastern District of Texas alleging that Wyeth’s ReFacto and Xyntha products infringe two Novartis patents. Novartis’s complaint seeks damages, including treble damages, for alleged willful infringement. Wyeth and its subsidiary assert, among other things, the invalidity and non-infringement of the Novartis patents. In November 2009, Novartis added a third patent to its infringement claim against Wyeth and its subsidiary. In August 2010, Novartis granted Wyeth and its subsidiary a covenant not to sue on the third patent and withdrew that patent from its pending action.

In May 2008, a subsidiary of Wyeth filed suit in the U.S. District Court for the District of Delaware against Novartis seeking a declaration that the two Novartis patents initially asserted against Wyeth and its subsidiary in the action referred to in the preceding paragraph are invalid on the ground that the Wyeth subsidiary was the first to invent the subject matter. In February 2010, the District of Delaware declined to invalidate those two Novartis patents. In March 2010, the Wyeth subsidiary appealed the decision to the U.S Court of Appeals for the Federal Circuit.

Tygacil (tigecycline)
In October 2009, Sandoz notified Wyeth that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Tygacil. Sandoz asserts the invalidity and non-infringement of two of Wyeth’s patents relating to Tygacil, including the basic patent, which expires in 2016. In December 2009, Wyeth filed suit against Sandoz in the U.S. District Court for the District of Delaware asserting infringement of the basic patent.

B. Product Litigation
Like other pharmaceutical companies, we are defendants in numerous cases, including but not limited to those discussed below, related to our pharmaceutical and other products. Plaintiffs in these cases seek damages and other relief on various grounds for alleged personal injury and economic loss.

Asbestos

•	Quigley

Quigley Company, Inc. (Quigley), a wholly owned subsidiary, was acquired by Pfizer in 1968 and sold small amounts of products containing asbestos until the early 1970s. In September 2004, Pfizer and Quigley took steps that were intended to resolve all pending and future claims against Pfizer and Quigley in which the claimants allege personal injury from exposure to Quigley products containing asbestos, silica or mixed dust. We recorded a charge of  $369 million pre-tax ( $229 million after-tax) in the third quarter of 2004 in connection with these matters.

In September 2004, Quigley filed a petition in the U.S. Bankruptcy Court for the Southern District of New York seeking reorganization under Chapter 11 of the U.S. Bankruptcy Code. In March 2005, Quigley filed a reorganization plan in the Bankruptcy Court that needed the approval of both the Bankruptcy Court and the U.S. District Court for the Southern District of New York after receipt of the vote of 75% of the claimants. In connection with that filing, Pfizer entered into settlement agreements with lawyers representing more than 80% of the individuals with claims related to Quigley products against Quigley and Pfizer. The agreements provide for a total of  $430 million in payments, of which  $215 million became due in December 2005 and is being paid to claimants upon receipt by the Company of certain required documentation from each of the claimants. The reorganization plan provided for the establishment of a Trust (the Trust) for the payment of all remaining pending claims as well as any future claims alleging injury from exposure to Quigley products.

In February 2008, the Bankruptcy Court authorized Quigley to solicit an amended reorganization plan for acceptance by claimants. According to the official report filed with the court by the balloting agent in July 2008, the requisite number of votes was cast in favor of the amended plan of reorganization.

The Bankruptcy Court held a confirmation hearing with respect to Quigley’s amended plan of reorganization that concluded in December 2009. In September 2010, the Bankruptcy Court declined to confirm the amended reorganization plan. Pfizer and Quigley are seeking to address the Bankruptcy Court’s concerns regarding the amended reorganization plan and currently intend to submit a revised plan for consideration by the court. There is no assurance that such a revised plan will be submitted or that, if submitted, it will be approved by the Bankruptcy Court. As a result of the foregoing, Pfizer recorded additional charges for this matter of approximately  $1.3 billion pre-tax (approximately  $800 million after-tax) in 2010. Further, in order to preserve its right to address certain legal issues raised in the court’s opinion, in October 2010, Pfizer filed a notice of appeal and motion for leave to appeal the Bankruptcy Court’s decision denying confirmation.

In a separately negotiated transaction with an insurance company in August 2004, we agreed to a settlement related to certain insurance coverage which provides for payments to us over a ten-year period of amounts totaling  $405 million.

•	Other Matters

Between 1967 and 1982, Warner-Lambert owned American Optical Corporation, which manufactured and sold respiratory protective devices and asbestos safety clothing. In connection with the sale of American Optical in 1982, Warner-Lambert agreed to indemnify the purchaser for certain liabilities, including certain asbestos-related and other claims. As of December 31, 2010, approximately 88,000 claims naming American Optical and numerous other defendants were pending in various federal and state courts seeking damages for alleged personal injury from exposure to asbestos and other allegedly hazardous materials. Warner-Lambert is actively engaged in the defense of, and will continue to explore various means to resolve, these claims.

Warner-Lambert and American Optical brought suit in state court in New Jersey against the insurance carriers that provided coverage for the asbestos and other allegedly hazardous materials claims related to American Optical. A majority of the carriers subsequently agreed to pay for a portion of the costs of defending and resolving those claims. The litigation continues against the carriers who have disputed coverage or how costs should be allocated to their policies, and the court held that Warner-Lambert and American Optical are entitled to coverage by those carriers of a portion of the costs associated with those claims. The case is now in the allocation phase, in which the court will determine the amounts currently due from the carriers who have disputed coverage or allocation as well as their respective coverage obligations going forward.

Numerous lawsuits are pending against Pfizer in various federal and state courts seeking damages for alleged personal injury from exposure to products containing asbestos and other allegedly hazardous materials sold by Gibsonburg Lime Products Company (Gibsonburg). Gibsonburg was acquired by Pfizer in the 1960s and sold small amounts of products containing asbestos until the early 1970s.

There also is a small number of lawsuits pending in various federal and state courts seeking damages for alleged exposure to asbestos in facilities owned or formerly owned by Pfizer or its subsidiaries.

Celebrex and Bextra

•	Securities and ERISA Actions

Beginning in late 2004, actions, including purported class actions, were filed in various federal and state courts against Pfizer, Pharmacia Corporation (Pharmacia) and certain current and former officers, directors and employees of Pfizer and Pharmacia. These actions include (i) purported class actions alleging that Pfizer and certain current and former officers of Pfizer violated federal securities laws by misrepresenting the safety of Celebrex and Bextra, and (ii) purported class actions filed by persons who claim to be participants in the Pfizer or Pharmacia Savings Plan alleging that Pfizer and certain current and former officers, directors and employees of Pfizer or, where applicable, Pharmacia and certain former officers, directors and employees of Pharmacia, violated certain provisions of the Employee Retirement Income Security Act of 1974 (ERISA) by selecting and maintaining Pfizer stock as an investment alternative when it allegedly no longer was a suitable or prudent investment option. In June 2005, the federal securities and ERISA actions were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Pfizer Inc. Securities, Derivative and "ERISA" Litigation MDL-1688) in the U.S. District Court for the Southern District of New York.

•	Securities Action in New Jersey

In 2003, several purported class action complaints were filed in the U.S. District Court for the District of New Jersey against Pharmacia, Pfizer and certain former officers of Pharmacia. The complaints allege that the defendants violated federal securities laws by misrepresenting the data from a study concerning the gastrointestinal effects of Celebrex. These cases were consolidated for pre-trial proceedings in the District of New Jersey (Alaska Electrical Pension Fund et al. v. Pharmacia Corporation et al.). In January 2007, the court certified a class consisting of all persons who purchased Pharmacia securities from April 17, 2000 through February 6, 2001 and were damaged as a result of the decline in the price of Pharmacia's securities allegedly attributable to the misrepresentations. Plaintiffs seek damages in an unspecified amount.

In October 2007, the court granted defendants’ motion for summary judgment and dismissed the plaintiffs’ claims. In November 2007, the plaintiffs appealed the decision to the U.S. Court of Appeals for the Third Circuit. In January 2009, the Third Circuit vacated the District Court’s grant of summary judgment in favor of defendants and remanded the case to the District Court for further proceedings. The Third Circuit also held that the District Court erred in determining that the class period ended on February 6, 2001, and directed that the class period end on August 5, 2001. In June 2009, the District Court stayed proceedings in the case pending a determination by the U.S. Supreme Court with regard to defendants’ petition for certiorari seeking reversal of the Third Circuit’s decision. In May 2010, the U.S. Supreme Court denied defendants’ petition for certiorari, and the case has been remanded to the District Court for further proceedings.

•	Other

Pfizer and several predecessor and affiliated companies, including Monsanto Company (Monsanto), are defendants in an action brought by Brigham Young University (BYU) and a BYU professor in the U.S. District Court for the District of Utah alleging, among other things, breach by Monsanto of a 1991 research agreement with BYU. Plaintiffs claim that research under that agreement led to the discovery of Celebrex and that, as a result, they are entitled to a share of the profits from Celebrex sales. Plaintiffs seek, among other things, compensatory and punitive damages.

Various Drugs: Off-Label Promotion Actions

•	Shareholder Derivative Actions

Beginning in September 2009, a number of shareholder derivative actions were filed in the U.S. District Court for the Southern District of New York, the Supreme Court of the State of New York, County of New York, and the Court of Chancery of the State of Delaware against certain of our current and former officers and directors. Pfizer is named as a nominal defendant. These actions allege that the individual defendants breached fiduciary duties by, among other things, causing or allowing Pfizer to engage in off-label promotion of certain drugs, including Bextra. Damages in unspecified amounts and other unspecified relief are sought on behalf of Pfizer. In November 2009, the federal cases were consolidated in the Southern District of New York (In re Pfizer Inc Shareholder Derivative Litigation).

In June 2010, the action in state court in New York was stayed pending the outcome of the consolidated federal action. In July 2010, the plaintiffs appealed the stay order to the Appellate Division of the Supreme Court of the State of New York. In August and September 2010, respectively, the two actions in state court in Delaware were stayed pending the outcome of the consolidated federal action.

In December 2010, the court in the consolidated federal action granted preliminary approval of a settlement agreement among the parties and scheduled a hearing in March 2011 to consider final approval. Subject to final court approval, the settlement agreement provides, among other things, that (i) Pfizer will create a new Regulatory and Compliance Committee of its Board of Directors to monitor the Company’s compliance with applicable legal and regulatory healthcare requirements, and (ii) the Company’s directors and officers liability insurance carriers will establish a  $75 million fund, a portion of which will be used to pay the plaintiffs’ legal fees and expenses and the balance of which will be available to fund the activities of the new Regulatory and Compliance Committee for a period of five years. In connection with the settlement agreement, the defendants denied any wrongdoing related to the claims asserted in the action.

•	Securities Action

In May 2010, a purported class action was filed in the U.S. District Court for the Southern District of New York against Pfizer and several of our current and former officers. The complaint alleges that the defendants violated federal securities laws by failing to disclose that Pfizer was engaged in off-label marketing of certain drugs. Plaintiffs seek damages in an unspecified amount.

•	Actions by Health Care Service Corporation

In June 2010, Health Care Service Corporation (HCSC), for itself and its affiliates, Blue Cross and Blue Shield plans in Illinois, New Mexico, Oklahoma and Texas, filed an action against us in the U.S. District Court for the Eastern District of Texas. In July 2010, HCSC amended its complaint. The complaint, as amended, alleges that we engaged in deceptive marketing activities, including off-label promotion, and the payment of improper remuneration to health care professionals with respect to Bextra and Celebrex in violation of, among other things, the federal Racketeer Influenced and Corrupt Organizations (RICO) Act and the Illinois Consumer Fraud Act. In December 2010, this action was transferred to the Multi-District Litigation (In re Celebrex and Bextra Marketing, Sales Practices and Product Liability Litigation MDL-1699) in the U.S. District Court for the Northern District of California. In July 2010, HCSC also filed a separate lawsuit against us in the U.S. District Court for the Eastern District of Texas including substantially similar allegations regarding Geodon, Lyrica and Zyvox. In both actions, HCSC seeks to recover the amounts that it paid for the specified drugs on behalf of its members in Illinois, New Mexico, Oklahoma, and Texas, as well as treble damages and punitive damages.

Hormone-Replacement Therapy
Pfizer and certain wholly owned subsidiaries and limited liability companies, including Wyeth, along with several other pharmaceutical manufacturers, have been named as defendants in numerous lawsuits in various federal and state courts alleging personal injury resulting from the use of certain estrogen and progestin medications primarily prescribed for women to treat the symptoms of menopause. Plaintiffs in these suits allege a variety of personal injuries, including breast cancer, ovarian cancer, stroke and heart disease. Certain co-defendants in some of these actions have asserted indemnification rights against Pfizer and its affiliated companies. The cases against Pfizer and its affiliated companies involve one or more of the following products, all of which remain approved by the FDA: femhrt (which Pfizer divested in 2003); Activella and Vagifem (which are Novo Nordisk products that were marketed by a Pfizer affiliate from 2000 to 2004); Premarin, Prempro, Aygestin, Cycrin and Premphase (which are legacy Wyeth products); and Provera, Ogen, Depo-Estradiol, Estring and generic MPA (which are legacy Pharmacia & Upjohn products). The federal cases have been transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Prempro Products Liability Litigation MDL-1507) in the U.S. District Court for the Eastern District of Arkansas. Certain of the federal cases have been remanded to their respective District Courts for further proceedings including, if necessary, trial.

This litigation originally included both individual actions as well as various purported nationwide and statewide class actions. However, as a result of the denial of class certification by the courts in certain actions, the voluntary dismissal by the plaintiffs of certain purported class actions and the withdrawal of the class action allegations by the plaintiffs in certain other actions, this litigation now consists of individual actions, a few purported statewide class actions and a purported nationwide class action in Canada.

Pfizer and its affiliated companies, including Wyeth, have prevailed in many of the hormone-replacement therapy actions that have been resolved to date, whether by voluntary dismissal by the plaintiffs, summary judgment, defense verdict or judgment notwithstanding the verdict; a number of these cases have been appealed by the plaintiffs. Certain other hormone-replacement therapy actions have resulted in verdicts for the plaintiffs and have included the award of compensatory and, in some instances, punitive damages; each of these cases has been appealed by Pfizer and/or its affiliated companies. The decisions in a few of the cases that had been appealed by Pfizer and/or its affiliated companies have been upheld by the appellate courts, while several other cases that had been appealed by Pfizer and/or its affiliated companies or by the plaintiffs have been sent back by the appellate courts to their respective trial courts for further proceedings. In addition, a number of hormone-replacement therapy actions have been settled by the parties in advance of trial. Trials of additional hormone-replacement therapy actions are scheduled for 2011.

Pfizer and/or its affiliated companies also have received inquiries from various federal and state agencies and officials relating to the marketing of their hormone-replacement products. In November 2008, the State of Nevada filed an action against Pfizer, Pharmacia & Upjohn Company and Wyeth in state court in Nevada alleging that they had engaged in deceptive marketing of their respective hormone-replacement therapy medications in Nevada in violation of the Nevada Deceptive Trade Practices Act. The action seeks monetary relief, including civil penalties and treble damages. In February 2010, the action was dismissed by the court on the grounds that the statute of limitations had expired. In March 2010, the State of Nevada appealed the court’s ruling to the Nevada Supreme Court.

Zoloft and Effexor
A number of individual lawsuits, as well as a multi-plaintiff lawsuit with respect to Effexor, have been filed against us and/or our subsidiaries in various federal and state courts alleging personal injury as a result of the purported ingesting of Zoloft or Effexor.

Trovan
In 2009, we entered into agreements with the Federal Government of Nigeria and the State of Kano, Nigeria, to resolve all of the civil and criminal cases pending against us in Nigeria related to the pediatric clinical study of Trovan that we conducted in Kano during a severe meningitis epidemic in 1996. In 2010, a lawsuit was filed in Nigeria against the State of Kano and us, among others, on behalf of individuals who claim to be former study participants or the parents or guardians of former study participants. The plaintiffs sought to enjoin the part of the settlement agreement with the State of Kano that established a fund to compensate former study participants and the parents and guardians of former study participants for alleged injuries, and the plaintiffs also sought damages for those alleged injuries. In February 2011, the parties to this action and the parties to two substantially similar actions against us in the U.S. entered into an agreement providing for the settlement and dismissal with prejudice of all three actions on terms that are not material to Pfizer. The settlement agreement is subject to our receipt of releases from all of the plaintiffs in the cases.

Neurontin
A number of lawsuits, including purported class actions, have been filed against us in various federal and state courts alleging claims arising from the promotion and sale of Neurontin. The plaintiffs in the purported class actions seek to represent nationwide and certain statewide classes consisting of persons, including individuals, health insurers, employee benefit plans and other third-party payers, who purchased or reimbursed patients for the purchase of Neurontin that allegedly was used for indications other than those included in the product labeling approved by the FDA. In 2004, many of the suits pending in federal courts, including individual actions as well as purported class actions, were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Neurontin Marketing, Sales Practices and Product Liability Litigation MDL-1629) in the U.S. District Court for the District of Massachusetts. Purported class actions also have been filed against us in various Canadian provincial courts alleging claims arising from the promotion and sale of Neurontin and generic gabapentin.

In the Multi-District Litigation, in 2009, the court denied the plaintiffs’ renewed motion for certification of a nationwide class of all consumers and third-party payers who allegedly purchased or reimbursed patients for the purchase of Neurontin for off-label uses from 1994 through 2004. The plaintiffs have filed a motion for reconsideration. Although the court has not yet ruled on the motion for reconsideration, in December 2010, the court partially granted the Company’s motion for summary judgment, dismissing the claims of all of the proposed class representatives for third-party payers and two of the six proposed class representatives for individual consumers. One of the proposed class representatives for third-party payers has filed a motion for reconsideration.

Plaintiffs are seeking certification of statewide classes of Neurontin purchasers in actions pending in California, Illinois and Oklahoma. State courts in New York, Pennsylvania, Missouri and New Mexico have declined to certify statewide classes of Neurontin purchasers.

In January 2011, the U.S. District Court for the District of Massachusetts entered an order affirming a jury verdict against us in an action by a third-party payer seeking damages for the alleged off-label promotion of Neurontin in violation of the federal Racketeer Influenced and Corrupt Organizations (RICO) Act and California’s Unfair Trade Practices law. The verdict was for  $47.4 million, which is subject to automatic trebling to  $142.2 million under the RICO Act. In November 2010, the court had entered a separate verdict against us in the amount of  $65.4 million under California’s Unfair Trade Practices law relating to the same alleged conduct, which amount is included within and is not additional to the  $142.2 million trebled amount of the jury verdict. We intend to appeal both verdicts and believe we have good grounds for reversal.

A number of individual lawsuits have been filed against us in various U.S. federal and state courts and in certain other countries alleging suicide, attempted suicide and other personal injuries as a result of the purported ingesting of Neurontin. Certain of the U.S. federal actions have been transferred for consolidated pre-trial proceedings to the same Multi-District Litigation referred to in the first paragraph of this section. In addition, in February 2010 in a proceeding pending in Ontario, Canada, the court certified a class consisting of all persons in Canada, except in Quebec, who purchased and ingested Neurontin prior to August 2004. The plaintiffs claim that Pfizer failed to provide adequate warning of the alleged risks of personal injury associated with Neurontin. The parties have jointly sought court approval to include in this proceeding two purported province-wide class actions pending in Quebec that include substantially similar allegations.

Lipitor
In 2004, a former employee filed a “whistleblower” action against us in the U.S. District Court for the Eastern District of New York. The complaint remained under seal until September 2007, at which time the U.S. Attorney for the Eastern District of New York declined to intervene in the case. We were served with the complaint in December 2007. Plaintiff alleges that, through patient and medical education programs, written materials and other actions aimed at doctors, consumers, payers and investors, the Company promoted Lipitor for use by certain patients contrary to national cholesterol guidelines that plaintiff claims are a part of the labeled indications for the product. Plaintiff alleges violations of the Federal Civil False Claims Act and the false claims acts of certain states and seeks treble damages and civil penalties on behalf of the federal government and the specified states as the result their purchase, or reimbursement of patients for the purchase, of Lipitor allegedly for such off-label uses. Plaintiff also seeks compensation as a whistleblower under those federal and state statutes. In addition, plaintiff alleges that he was wrongfully terminated, in violation of the anti-retaliation provisions of the Federal Civil False Claims Act, the Civil Rights Act of 1964 and applicable New York law, for raising concerns about the alleged off-label promotion of Lipitor and about alleged instances of sexual harassment in the workplace, and he seeks damages and the reinstatement of his employment. In 2009, the court dismissed without prejudice the claims alleging violations of the Federal Civil False Claims Act and the false claims acts of certain states. In 2010, plaintiff filed an amended complaint containing allegations concerning violations of the Federal Civil False Claims Act and the false claims acts of certain states that are substantially similar to the allegations in the original complaint.

Chantix/Champix
A number of individual lawsuits have been filed against us in various federal and state courts alleging suicide, attempted suicide and other personal injuries as a result of the purported ingesting of Chantix, as well as economic loss. Plaintiffs in these actions seek compensatory and punitive damages and the disgorgement of profits resulting from the sale of Chantix. In October 2009, the federal cases were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Chantix (Varenicline) Products Liability Litigation MDL-2092) in the U.S. District Court for the Northern District of Alabama.

Beginning in December 2008, purported class actions were filed against us in the Ontario Superior Court of Justice (Toronto Region), the Superior Court of Quebec (District of Montreal), the Court of Queen’s Bench of Alberta, Judicial District of Calgary, and the Superior Court of British Columbia (Vancouver Registry) on behalf of all individuals and third-party payers in Canada who have purchased and ingested Champix or reimbursed patients for the purchase of Champix. Each of these actions asserts claims under Canadian product liability law, including with respect to the safety and efficacy of Champix, and, on behalf of the putative class, seeks monetary relief, including punitive damages. The actions in Quebec, Alberta and British Columbia have been stayed pending the decision regarding class certification in the Ontario action.

Bapineuzumab
In June 2010, a purported class action was filed in the U.S. District Court for the District of New Jersey against Pfizer, as successor to Wyeth, and several former officers of Wyeth. The complaint alleges that Wyeth and the individual defendants violated federal securities laws by making or causing Wyeth to make false and misleading statements, and by failing to disclose or causing Wyeth to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab, a product in development for the treatment of Alzheimer’s disease. The plaintiff seeks to represent a class consisting of all persons who purchased Wyeth securities from May 21, 2007 through July 2008 and seeks damages in an unspecified amount on behalf of the purported class.

In July 2010, a related action was filed in the U.S. District Court for the Southern District of New York against Elan Corporation (Elan), certain directors and officers of Elan, and Pfizer, as successor to Wyeth. This action asserts claims on behalf of purchasers of call options of Elan, a company that jointly developed bapineuzumab with Wyeth until September 2009. The complaint alleges that Elan, Wyeth and the individual defendants violated federal securities laws by making or causing Elan to make false and misleading statements, and by failing to disclose or causing Elan to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab. The plaintiff seeks to represent a class consisting of all persons who purchased Elan call options from June 17, 2008 through July 29, 2008 and seeks damages in an unspecified amount on behalf of the purported class.

Thimerosal
Wyeth is a defendant in a number of suits by or on behalf of vaccine recipients alleging that exposure through vaccines to cumulative doses of thimerosal, a preservative used in certain childhood vaccines formerly manufactured and distributed by Wyeth and other vaccine manufacturers, caused severe neurological damage and/or autism in children. While several suits were filed as purported nationwide or statewide class actions, all of the purported class actions have been dismissed, either by the courts or voluntarily by the plaintiffs. In addition to the suits alleging injury from exposure to thimerosal, certain of the cases were brought by parents in their individual capacities for, among other things, loss of services and loss of consortium of the injured child.

The National Childhood Vaccine Injury Act (the Vaccine Act) requires that persons alleging injury from childhood vaccines first file a petition in the U.S. Court of Federal Claims asserting a vaccine-related injury. At the conclusion of that proceeding, petitioners may bring a lawsuit against the manufacturer in federal or state court, provided that they have satisfied certain procedural requirements. Also under the terms of the Vaccine Act, if a petition has not been adjudicated by the U.S. Court of Federal Claims within a specified time period after filing, the petitioner may opt out of the proceeding and pursue a lawsuit against the manufacturer by following certain procedures. Some of the vaccine recipients who have sued Wyeth to date may not have satisfied the conditions to filing a lawsuit that are mandated by the Vaccine Act. The claims brought by parents for, among other things, loss of services and loss of consortium of the injured child are not covered by the Vaccine Act.

In 2002, the Office of Special Masters of the U.S. Court of Federal Claims established an Omnibus Autism Proceeding with jurisdiction over petitions in which vaccine recipients claim to suffer from autism or autism spectrum disorder as a result of receiving thimerosal-containing childhood vaccines and/or the measles, mumps and rubella (MMR) vaccine. There currently are several thousand petitions pending in the Omnibus Autism Proceeding. Special masters of the court have heard six test cases on petitioners’ theories that either thimerosal-containing vaccines in combination with the MMR vaccine or thimerosal-containing vaccines alone can cause autism or autism spectrum disorder.

•
In February 2009, special masters of the U.S. Court of Federal Claims rejected the three cases brought on the theory that a combination of MMR and thimerosal-containing vaccines caused petitioners’ conditions. After these rulings were affirmed by the U.S. Court of Federal Claims, two of them were appealed by petitioners to the U.S. Court of Appeals for the Federal Circuit. In 2010, the Federal Circuit affirmed the decisions of the special masters in both of these cases.

•
In March 2010, special masters of the U.S. Court of Federal Claims rejected the three additional test cases brought on the theory that thimerosal-containing vaccines alone caused petitioners’ conditions. Petitioners did not seek review by the U.S. Court of Federal Claims of the decisions of the special masters in these latter three test cases, and judgments were entered dismissing the cases in April 2010.

•	Petitioners in each of the six test cases have filed an election to bring a civil action.

Pristiq
In late 2007 and early 2008, the following actions were filed in various federal courts: (i) a purported class action alleging that Wyeth and certain former officers of Wyeth violated federal securities laws by misrepresenting the safety of Pristiq during the period before the FDA’s issuance in July 2007 of an “approvable letter” for Pristiq for the treatment of vasomotor symptoms, which allegedly caused a decline in the price of Wyeth stock; (ii) a shareholder derivative action alleging that certain former officers of Wyeth and certain former directors of Wyeth, two of whom are now directors of Pfizer, breached fiduciary duties and violated federal securities laws by virtue of the aforementioned alleged misrepresentation; and (iii) a purported class action against Wyeth, the Wyeth Savings Plan Committee, the Wyeth Savings Plan-Puerto Rico Committee, the Wyeth Retirement Committee and certain former Wyeth officers and committee members alleging that they violated certain provisions of ERISA by maintaining Wyeth stock as an investment alternative under certain Wyeth plans notwithstanding their alleged knowledge of the aforementioned alleged misrepresentation.

The U.S. District Court for the Southern District of New York dismissed the ERISA action and denied the plaintiff’s motion to amend the complaint in March and August 2010, respectively. In September 2010, the plaintiff appealed both of those rulings to the U.S. Court of Appeals for the Second Circuit. In November 2010, the plaintiff withdrew the appeal, but reserved the right to reinstate the appeal by June 2011. In addition, in January 2011, the shareholder derivative action was voluntarily dismissed by the plaintiff. The purported securities class action remains pending.

C. Commercial and Other Matters

Acquisition of Wyeth
In 2009, a number of retail pharmacies in California brought an action against Pfizer and Wyeth in the U.S. District Court for the Northern District of California. The plaintiffs allege, among other things, that our acquisition of Wyeth violates various federal antitrust laws by creating a monopoly in the manufacture, distribution and sale of prescription drugs in the U.S. In April 2010, the court granted our motion to dismiss the second amended complaint, and the plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Ninth Circuit.

Acquisition of King Pharmaceuticals, Inc.
In October 2010, several purported class action complaints were filed in federal and state court in Tennessee by shareholders of King Pharmaceuticals, Inc. (King) challenging Pfizer’s acquisition of King. King and the individuals who served as the members of King’s Board of Directors at the time of the execution of the merger agreement (the King Director Defendants) are named as defendants in all of these actions; Pfizer and Parker Tennessee Corp., a subsidiary of Pfizer, also are named as defendants in most of these actions. The plaintiffs generally allege that (i) the King Director Defendants breached their fiduciary duties to King and its shareholders by authorizing the sale of King to Pfizer for what plaintiffs deem inadequate consideration, and (ii) King and, in the actions in which they are named as defendants, Pfizer and Parker Tennessee Corp. breached and/or aided and abetted the other defendants' alleged breaches of fiduciary duties. The complaint filed in federal court also alleges that King's Schedule 14D-9 recommendation statement for the tender offer contains false statements and omissions of material fact in violation of Sections 14(d)(4) and 14(e) of the Securities Exchange Act of 1934. The plaintiffs in all of these actions seek damages and rescission the transaction. In November 2010, all of the actions filed in state court were consolidated in the Chancery Court for Sullivan County, Tennessee Second Judicial District, at Bristol. The parties to the consolidated state court action have reached an agreement in principle to resolve that action as a result of certain disclosures regarding the transaction made by King in its amended Schedule 14D-9 recommendation statement for the tender offer dated January 21, 2011. The proposed settlement is subject to, among other things, court approval.

Average Wholesale Price Litigation
A number of states as well as most counties in New York have sued Pharmacia, Pfizer and other pharmaceutical manufacturers alleging that they provided average wholesale price (AWP) information for certain of their products that was higher than the actual prices at which those products were sold. The AWP is used to determine reimbursement levels under Medicare Part B and Medicaid and in many private-sector insurance policies and medical plans. The plaintiffs claim that the alleged spread between the AWPs at which purchasers were reimbursed and the actual sale prices was promoted by the defendants as an incentive to purchase certain of their products. In addition to suing on their own behalf, many of the plaintiff states seek to recover on behalf of individual Medicare Part B co-payers and private-sector insurance companies and medical plans in their states. These various actions generally assert fraud claims as well as claims under state deceptive trade practice laws, and seek monetary and other relief, including civil penalties and treble damages. Several of the suits also allege that Pharmacia and/or Pfizer did not report to the states their best price for certain products under the Medicaid program.

In addition, Pharmacia, Pfizer and other pharmaceutical manufacturers are defendants in a number of purported class action suits in various federal and state courts brought by employee benefit plans and other third-party payers that assert claims similar to those in the state and county actions. These suits allege, among other things, fraud, unfair competition and unfair trade practices and seek monetary and other relief, including civil penalties and treble damages.

All of these state, county and purported class action suits were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Pharmaceutical Industry Average Wholesale Price Litigation MDL-1456) in the U.S. District Court for the District of Massachusetts. Certain of the state and private suits have been remanded to their respective state courts. In 2006, the claims against Pfizer in the Multi-District Litigation were dismissed with prejudice; the claims against Pharmacia are still pending.

In 2008, the court in the Multi-District Litigation granted preliminary approval with respect to the fairness of a proposed settlement of the claims against 11 defendants, including Pharmacia, for a total of  $125 million. It is expected that the court will consider final approval of the settlement later this year. If the settlement is approved, Pharmacia’s contribution would not be material.

In addition, Wyeth is a defendant in AWP actions brought by certain states, which are not included in the Multi-District Litigation, as well as AWP actions brought by most counties in New York, almost all of which are included in the Multi-District Litigation. Wyeth also is a defendant in a purported class action in state court in New Jersey brought by two union health and welfare plans on behalf of a putative class consisting of third-party payers, certain consumers and Medicare beneficiaries. These actions against Wyeth would not be included in the proposed settlement referred to in the previous paragraph.

Monsanto-Related Matters
In 1997, Monsanto Company (Former Monsanto) contributed certain chemical manufacturing operations and facilities to a newly formed corporation, Solutia Inc. (Solutia), and spun off the shares of Solutia. In 2000, Former Monsanto merged with Pharmacia & Upjohn Company to form Pharmacia Corporation (Pharmacia). Pharmacia then transferred its agricultural operations to a newly created subsidiary, named Monsanto Company (New Monsanto), which it spun off in a two-stage process that was completed in 2002. Pharmacia was acquired by Pfizer in 2003 and is now a wholly owned subsidiary of Pfizer.

In connection with its spin-off that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities related to Pharmacia’s former agricultural business. New Monsanto is defending and indemnifying Pharmacia for various claims and litigation arising out of, or related to, the agricultural business.

In connection with its spin-off in 1997, Solutia assumed, and agreed to indemnify Pharmacia for, liabilities related to Former Monsanto's chemical businesses. As the result of its reorganization under Chapter 11 of the U.S. Bankruptcy Code, Solutia’s indemnification obligations related to Former Monsanto’s chemical businesses are limited to sites that Solutia has owned or operated. In addition, in connection with its spinoff that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities primarily related to Former Monsanto's chemical businesses, including, but not limited to, any such liabilities that Solutia assumed. Solutia's and New Monsanto's assumption of and agreement to indemnify Pharmacia for these liabilities apply to pending actions and any future actions related to Former Monsanto's chemical businesses in which Pharmacia is named as a defendant, including, without limitation, actions asserting environmental claims, including alleged exposure to polychlorinated biphenyls.

Pharmacia Cash Balance Pension Plan
In 2006, several current and former employees of Pharmacia Corporation filed a purported class action in the U.S. District Court for the Southern District of Illinois against the Pharmacia Cash Balance Pension Plan (the Plan), Pharmacia Corporation, Pharmacia & Upjohn Company and Pfizer Inc. Plaintiffs seek monetary and injunctive relief on behalf of a class consisting of certain current and former participants in the Plan who accrued a benefit in the Monsanto Company Pension Plan prior to its conversion to a cash balance plan in 1997. In 2002, after various corporate reorganizations, certain of the assets and liabilities of the Monsanto Company Pension Plan were transferred to the Plan. Plaintiffs claim that the Plan violates the age-discrimination provisions of ERISA by providing certain credits to such participants only to age 55. This action has been consolidated in the U.S. District Court for the Southern District of Illinois (Walker, et al., v. The Monsanto Company Pension Plan et al.) with purported class actions pending in that court that make largely similar claims against substantially similar cash balance plans sponsored by Monsanto Company and Solutia Inc., each of which was spun off by Pharmacia Corporation or a predecessor of Pharmacia Corporation. In 2008, at the request of the parties, the court issued an order permitting the case to proceed as a class action. In June 2009, the court granted our motion for summary judgment and dismissed the claims against the Plan, Pfizer Inc. and the two Pfizer subsidiaries. In October 2009, the plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Seventh Circuit. In July 2010, the Seventh Circuit affirmed the District Court’s dismissal of the claims against the Plan, Pfizer Inc. and the two Pfizer subsidiaries. In December 2010, the plaintiffs filed a petition for certiorari with the U.S. Supreme Court seeking reversal of the Seventh Circuit’s decision.

Trade Secrets Action in California
In 2004, Ischemia Research and Education Foundation (IREF) and its chief executive officer brought an action in California Superior Court, Santa Clara County, against a former IREF employee and Pfizer. Plaintiffs allege that defendants conspired to misappropriate certain information from IREF’s allegedly proprietary database in order to assist Pfizer in designing and executing a clinical study of a Pfizer drug. In 2008, the jury returned a verdict for compensatory damages of approximately  $38.7 million. In March 2009, the court awarded prejudgment interest, but declined to award punitive damages. In July 2009, the court granted our motion for a new trial and vacated the jury verdict.

Trimegestone
Aventis filed a breach of contract action against Wyeth in the Commercial Court of Nanterre in France arising out of the December 2003 termination by Wyeth of an October 2000 agreement between Wyeth and Aventis relating to the development of hormone-therapy drugs utilizing Aventis’s trimegestone (TMG) progestin. Aventis alleges that the termination was improper and seeks monetary damages. In 2009, a three-judge tribunal rendered its decision in favor of Wyeth. In May 2010, the Versailles Court of Appeals reversed the Commercial Court’s decision and appointed experts to hear evidence and make a recommendation to the Court of Appeals concerning damages. In August 2010, Wyeth filed a notice of appeal of the Court of Appeals’ decision with the Supreme Court of France. Notwithstanding the appeal, the damage proceeding by the experts appointed by the Court of Appeals is continuing.

Environmental Matters

•	Remediation Matters

In 2009, we submitted to the U.S. Environmental Protection Agency (EPA) a corrective measures study report with regard to Pharmacia Corporation's discontinued industrial chemical facility in North Haven, Connecticut and a revised site-wide feasibility study with regard to Wyeth’s discontinued industrial chemical facility in Bound Brook, New Jersey. In September 2010, our corrective measures study report with regard to the North Haven facility was approved by the EPA.

We are a party to a number of other proceedings brought under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (CERCLA or Superfund), and other state, local or foreign laws in which the primary relief sought is the cost of past and/or future remediation.

•	MPA Matter

In 2006, the Irish Director of Public Prosecutions (DPP) served Wyeth’s subsidiary, Wyeth Medica Ireland (WMI), with criminal summonses charging it with violations of the Ireland Waste Management Act and WMI’s Integrated Pollution Prevention and Control License in connection with five shipments from WMI’s Newbridge, Ireland facility of sugar waste water allegedly contaminated with medroxyprogesterone acetate (MPA). In June 2010, WMI entered into a plea agreement with the DPP concerning four deviations from waste-management requirements between September 2000 and November 2001. In October 2010, WMI agreed to pay 70,000 euros to the DPP toward the cost of the prosecution of this matter and was ordered to pay a fine of 40,000 euros. In November 2010, the DPP filed a notice of appeal seeking review of the amount of the fine. On January 31, 2011, the DPP withdrew its appeal in exchange for the payment by WMI of 150,000 euros to cover the Ireland Environmental Protection Agency’s costs to investigate this matter.

D. Government Investigations
Like other pharmaceutical companies, we are subject to extensive regulation by national, state and local government agencies in the U.S. and in the other countries in which we operate. As a result, we have interactions with government agencies on an ongoing basis. Among the investigations by government agencies are those discussed below. It is possible that criminal charges and substantial fines and/or civil penalties could result from government investigations, including but not limited to those discussed below.

The Company has voluntarily provided the U.S. Department of Justice (DOJ) and the U.S. Securities and Exchange Commission (SEC) with information concerning potentially improper payments made by Pfizer and by Wyeth in connection with certain sales activities outside the U.S. We are in discussions with the DOJ and SEC regarding a resolution of these matters. In addition, certain potentially improper payments and other matters are the subject of investigations by government authorities in certain foreign countries, including a civil and criminal investigation in Germany with respect to certain tax matters relating to a wholly owned subsidiary of Pfizer.

The DOJ is conducting civil and criminal investigations regarding Wyeth’s promotional practices with respect to Protonix and its practices relating to the pricing for Protonix for Medicaid rebate purposes. In connection with the pricing investigation, in 2009, the DOJ filed a civil complaint in intervention in two qui tam actions that had been filed under seal in the U.S. District Court for the District of Massachusetts. The complaint alleges that Wyeth’s practices relating to the pricing for Protonix for Medicaid rebate purposes between 2001 and 2006 violated the Federal Civil False Claims Act and federal common law. The two qui tam actions have been unsealed and the complaints include substantially similar allegations. In addition, in 2009, several states and the District of Columbia filed a complaint under the same docket number asserting violations of various state laws based on allegations substantially similar to those set forth in the civil complaint filed by the DOJ. We are exploring with the DOJ various ways to resolve its civil and criminal investigations relating to Protonix.

The U.S. Attorney’s Office for the Western District of Oklahoma is conducting a civil and criminal investigation with respect to Wyeth’s promotional practices relating to Rapamune. In addition, in October 2010, the federal government was permitted to intervene in a qui tam action, which alleges off-label promotion of Rapamune, that was pending in the U.S. District Court for the Eastern District of Pennsylvania. In December 2010, the qui tam action was transferred to the Western District of Oklahoma, where it was consolidated with the proceedings underway there.

We have received civil investigative demands and informal inquiries from the consumer protection divisions of several states seeking information and documents concerning the promotion of Lyrica and Zyvox. These requests appear to relate to the same past promotional practices concerning these products that were the subject of previously reported settlements in September 2009 with the DOJ and the Medicaid fraud control units of various states.

E. Guarantees and Indemnifications
In the ordinary course of business and in connection with the sale of assets and businesses, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2010, recorded amounts for the estimated fair value of these indemnifications were not significant.

Segment, Geographic and Revenue Information	12 Months Ended
Dec. 31, 2010
Segment, Geographic and Revenue Information [Abstract]
Segment, Geographic and Revenue Information [Text Block]
20. Segment, Geographic and Revenue Information

Business Segments

Effective with the acquisition of Wyeth, we operate in the following two distinct commercial organizations, which constitute our two business segments:

•
Biopharmaceutical consists of the Primary Care, Specialty Care, Oncology, Established Products and Emerging Markets units and includes products that prevent and treat cardiovascular and metabolic diseases, central nervous system disorders, arthritis and pain, infectious and respiratory diseases, urogenital conditions, cancer, eye diseases and endocrine disorders, among others. Biopharmaceutical's segment profit includes costs related to research and development, manufacturing, and sales and marketing activities that are associated with the products in our Biopharmaceutical segment.

•
Diversified includes Animal Health products and services that prevent and treat diseases in livestock and companion animals, including vaccines, parasiticides and anti-infectives; Consumer Healthcare products that include over-the-counter healthcare products such as pain management therapies (analgesics and heat wraps), cough/cold/allergy remedies, dietary supplements, hemorrhoidal care and personal care items; Nutrition products that consist mainly of infant and toddler nutritional products; and Capsugel, which represents our capsule products and services business. Diversified's segment profit includes costs related to research and development, manufacturing, and sales and marketing activities that are associated with the products in our Diversified segment.

Segment profit/(loss) is measured based on income from continuing operations before provision for taxes on income and income attributable to noncontrolling interests. Certain costs, such as significant impacts of purchase accounting for acquisitions, restructuring and acquisition-related costs, costs related to our cost-reduction initiatives and certain asset impairment charges are included in Corporate/Other only. This methodology is utilized by management to evaluate our businesses. We regularly review our segments and the approach used by management to evaluate performance and allocate resources.

Each segment offers different products requiring different marketing and distribution strategies. We sell our products primarily to customers in the wholesale sector. In 2010, sales to our three largest U.S. wholesaler customers represented approximately 14%, 10% and 9% of total revenues and, collectively, represented approximately 17% of accounts receivable as of December 31, 2010. These sales and related accounts receivable were concentrated in the Biopharmaceutical segment. In 2009, sales to our three largest U.S. wholesaler customers represented approximately 17%, 11% and 10% of total revenues and, collectively, represented approximately 13% of accounts receivable as of December 31, 2009.

Revenues exceeded  $500 million in each of 18 countries outside the U.S. in 2010, in each of 13 countries outside the U.S. in 2009 and in each of 14 countries outside the U.S. in 2008. The U.S. was the only country to contribute more than 10% of total revenues in each year.

Segment Revenues and Profit
Segment revenues and profit are as follows:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	(a)	2009	(a)	2008
Revenues
Biopharmaceutical	$58,523		$45,448		$44,174
Diversified	8,966		4,189		3,592
Corporate/Other(b)	320		372		530
Total revenues	$67,809		$50,009		$48,296
Segment profit/(loss)(c)
Biopharmaceutical	$28,981		$21,939		$21,786
Diversified	2,042		935		972
Corporate/Other(b), (d)	(21,601)		(12,047)		(13,064)
Total profit/(loss)	$9,422		$10,827		$9,694

(a)
Includes revenues and profit/(loss) from legacy Wyeth operations for a full year in 2010. 2009 includes revenues and profit/(loss) from legacy Wyeth operations commencing on the Wyeth acquisition date, October 15, 2009, in accordance with Pfizer's domestic and international year-ends.

(b)
Corporate/Other includes, among other things, Pfizer CentreSource, which includes contract manufacturing and bulk pharmaceutical chemical sales. Corporate/Other under Segment profit/(loss) also includes, among other things, interest income/(expense), corporate administration expenses, certain performance-based and all share-based compensation expenses, significant impacts of purchase accounting for acquisitions, all acquisition-related costs, substantially all restructurings, significant asset impairments and litigation charges.

(c)
Segment profit/(loss) equals Income from continuing operations before provision for taxes on income. Certain costs are included in Corporate/Other only (see note (b) above). This methodology is utilized by management to evaluate our businesses.

(d)
In 2010, Corporate/Other includes: (i) significant impacts of purchase accounting for acquisitions of  $8.3 billion, including intangible asset amortization and charges related to fair value adjustments of inventory acquired as part of our acquisition of Wyeth and sold during the period; (ii) restructuring and acquisition-related costs of  $4.0 billion, related to our acquisition of Wyeth; (iii) intangible asset impairments of  $2.1 billion primarily related to certain intangible assets acquired as part of our acquisition of Wyeth and to one of our products, Thelin (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges); (iv) Wyeth-related inventory write-off of  $212 million (which includes a purchase accounting fair value adjustment of  $104 million), primarily related to Biopharmaceutical inventory; (v) an additional  $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary Quigley Company, Inc.; (vi) all share-based compensation expense and (vii) net interest expense of  $1.4 billion.

In 2009, Corporate/Other includes: (i) significant impacts of purchase accounting for acquisitions of  $3.8 billion, including intangible asset amortization and charges related to fair value adjustments of inventory acquired as part of our acquisition of Wyeth and sold during the period; (ii) restructuring and acquisition-related costs of  $4.3 billion, primarily related to our acquisition of Wyeth; (iii) all share-based compensation expense; (iv) a gain of  $482 million related to ViiV (see Note 3E. Other Significant Transactions and Events: Equity-Method Investments); (v) net interest expense of  $487 million; and (vi) an impairment of  $298 million associated with certain materials used in our research and development activities that were no longer considered recoverable.

In 2008, Corporate/Other includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives of  $4.2 billion; (ii) significant impacts of purchase accounting for acquisitions of  $3.2 billion, including acquired in-process research and development, intangible asset amortization and other charges; (iii) charges of approximately  $2.3 billion related to the resolution of certain investigations concerning Bextra and various other products, as well as certain other investigations, and charges of approximately  $900 million associated with the resolution of certain litigation involving our NSAID pain medicines; (iv) all share-based compensation expense; (v) net interest income of  $772 million; (vi) asset impairment charges of  $213 million; and (vii) acquisition-related costs of  $49 million.

Substantially all of the restructuring charges recorded in Corporate/Other in 2010, 2009 and 2008 are associated with our Biopharmaceutical segment.

Segment Assets, Property, Plant and Equipment Additions, and Depreciation and Amortization

Additional details follow:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010(a)	2009(a)	2008
Identifiable assets
Biopharmaceutical	$123,560	$140,008	$60,591
Diversified	18,255	19,470	2,808
Discontinued operations/Held for sale	561	496	148
Corporate/Other(b), (c)	52,638	52,975	47,601
Total identifiable assets	$195,014	$212,949	$111,148
Property, plant and equipment additions(d)
Biopharmaceutical	$1,263	$985	$1,351
Diversified	160	147	265
Corporate/Other(b)	90	73	85
Total property, plant and equipment additions	$1,513	$1,205	$1,701
Depreciation and amortization(d)
Biopharmaceutical	$2,731	$1,672	$2,223
Diversified	183	113	108
Corporate/Other(b), (e)	5,573	2,972	2,759
Total depreciation and amortization	$8,487	$4,757	$5,090

(a)	Reflects legacy Wyeth amounts for a full year in 2010. 2009 reflects legacy Wyeth amounts commencing on the Wyeth acquisition date, October 15, 2009.

(b)	Corporate/Other includes Pfizer CentreSource, which includes contract manufacturing and bulk pharmaceutical chemical sales.

(c)	Assets included within Corporate/Other are primarily cash and cash equivalents, short-term investments, long-term investments and loans and tax assets.

(d)	Certain production facilities are shared. Property, plant and equipment, as well as capital additions and depreciation, are allocated based on estimates of physical production.

(e)	Corporate/Other includes non-cash charges associated with purchase accounting related to intangible asset amortization of $5.3 billion in 2010, $2.7 billion in 2009 and $2.5 billion in 2008.

Geographic

Revenues and long-lived assets by geographic region are as follows:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010(a)	2009(a)	2008
Revenues
United States	$29,046	$21,749	$20,401
Developed Europe(b)	16,665	12,892	13,180
Developed Rest of World(c)	10,091	8,196	7,511
Emerging Markets(d)	12,007	7,172	7,204
Consolidated	$67,809	$50,009	$48,296
Long-lived assets(e)
United States	$43,665	$50,901	$17,296
Developed Europe(b)	26,729	32,057	11,947
Developed Rest of World(c)	1,822	1,936	516
Emerging Markets(d)	4,465	5,901	1,249
Consolidated	$76,681	$90,795	$31,008

(a)	Reflects legacy Wyeth amounts for a full year in 2010. 2009 reflects legacy Wyeth amounts commencing on the Wyeth acquisition date, October 15, 2009.

(b)	Developed Europe region includes the following markets: Western Europe and the Scandinavian countries.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.

(d)
Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe, Russia and Turkey.

(e)	Long-lived assets include identifiable intangible assets (excluding goodwill) and property, plant and equipment.

Revenues by Product

Significant product revenues are as follows:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Biopharmaceutical products:
Lipitor	$10,733	$11,434	$12,401
Enbrel(a), (b)	3,274	378	-
Lyrica	3,063	2,840	2,573
Prevnar/Prevenar 13(a)	2,416	-	-
Celebrex	2,374	2,383	2,489
Viagra	1,928	1,892	1,934
Xalatan/Xalacom	1,749	1,737	1,745
Effexor(a)	1,718	520	-
Norvasc	1,506	1,973	2,244
Prevnar/Prevenar (7-valent)(a)	1,253	287	-
Zyvox	1,176	1,141	1,115
Sutent	1,066	964	847
Premarin family(a)	1,040	213	-
Geodon/Zeldox	1,027	1,002	1,007
Detrol/Detrol LA	1,013	1,154	1,214
Zosyn/Tazocin(a)	952	184	-
Genotropin	885	887	898
Vfend	825	798	743
Chantix/Champix	755	700	846
Protonix(a)	690	68	-
BeneFIX(a)	643	98	-
Zoloft	532	516	539
Caduet	527	548	589
Aromasin	483	483	465
Revatio	481	450	336
Pristiq(a)	466	82	-
Medrol	455	457	459
Aricept(c)	417	432	482
Zithromax/Zmax	415	430	429
Cardura	413	457	499
ReFacto AF/Xyntha(a)	404	47	-
BMP2(a)	400	81	-
Rapamune(a)	388	57	-
Fragmin	341	359	316
Tygacil(a)	324	54	-
Alliance revenues(d)	4,084	2,925	2,251
All other(e)	8,307	7,417	7,753
Total Biopharmaceutical products	58,523	45,448	44,174
Diversified products:
Animal Health(e)	3,575	2,764	2,825
Consumer Healthcare(a)	2,772	494	-
Nutrition(a)	1,867	191	-
Capsugel	752	740	767
Total Diversified products	8,966	4,189	3,592
Corporate/Other	320	372	530
Total revenues	$67,809	$50,009	$48,296

(a)
Legacy Wyeth products. Legacy Wyeth operations are included for a full year in 2010. In accordance with Pfizer's domestic and international year-ends, 2009 includes approximately two-and-a-half months of Wyeth's U.S. operations and approximately one-and-a-half months of Wyeth's international operations in 2009.

(b)	Outside the U.S. and Canada.

(c)	Represents direct sales under license agreement with Eisai.

(d)	Enbrel (in the U.S. and Canada)(a), Aricept, Exforge, Rebif and Spiriva.

(e)	Includes legacy Pfizer products in 2010, 2009 and 2008. Also includes legacy Wyeth products in 2010 and, as described in note (a) above, during a portion of 2009.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Schedule Of Subsequent Events [Text Block]
21. Subsequent Events

A. Acquisition of King Pharmaceuticals, Inc.
On January 31, 2011, we completed our tender offer for all of the outstanding shares of common stock of King Pharmaceuticals, Inc. (King). Upon completion of the tender offer, we accepted for purchase all of the shares validly tendered and not validly withdrawn at a purchase price of  $14.25 per share, net to the seller in cash, without interest thereon and subject to any required withholding taxes. As a result, we paid approximately  $3.3 billion in cash for approximately 92.5% of the outstanding shares of King common stock. Also, in accordance with the terms of the merger agreement, individuals designated by Pfizer now constitute a majority of the King Board of Directors. We intend to complete the acquisition of King through a merger on or about February 28, 2011, without a vote of the remaining shareholders of King. As a result of the merger, each remaining share of King common stock will be converted into the right to receive  $14.25 per share, net in cash, without interest and less any required withholding taxes.

King’s principal businesses consist of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery, which develops and manufactures the EpiPen®; and an animal health business that offers a variety of feed-additive products for a wide range of species.

The assets acquired and liabilities assumed from King, the consideration paid to acquire King, and the results of King’s operations, are not reflected in our consolidated financial statements as of and for the twelve months ended December 31, 2010. Due to the significant limitations on access to King information prior to the completion of the tender offer and the limited time since the completion of the tender offer, the initial accounting for the business combination is incomplete at this time. As a result, we are unable to provide the amounts to be recognized for the major classes of assets acquired and liabilities assumed, including the information required for accounts receivables, pre-acquisition contingencies and goodwill. We will include this and other related information in our first quarter 2011 Form 10-Q.

B. New Research and Development Productivity Initiative
On February 1, 2011, we announced that we are continuing to closely evaluate our global research and development function and will accelerate our current strategies to improve innovation and overall productivity by prioritizing areas with the greatest scientific and commercial promise, utilizing appropriate risk/return profiles and focusing on areas with the highest potential to deliver value in the near term and over time. In connection with these actions:

•
We estimate that we will incur pre-tax employee-termination charges in the range of approximately  $800 million to  $1.1 billion and other pre-tax exit and implementation charges in the range of approximately  $300 million to  $500 million, all of which will result in future cash expenditures. We expect most of these charges to be incurred in 2011 and the balance to be incurred in 2012.

•
We estimate that we will incur total pre-tax impairment and additional depreciation—asset restructuring charges in the range of approximately  $1.1 billion to  $1.3 billion, of which approximately  $800 million to  $900 million represent additional depreciation—asset restructuring charges. Most of these charges will be associated with our Sandwich, U.K. facility. We expect most of these non-cash charges to be incurred in 2011 and the balance to be incurred in 2012.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Summary of significant accounting policies [Abstract]
A. Consolidation and Basis of Presentation
A. Consolidation and Basis of Presentation
The consolidated financial statements include our parent company and all subsidiaries, including those operating outside the United States (U.S.) and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the U.S., the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated. We made certain reclassification adjustments to conform prior period amounts to the current presentation, primarily related to our Consolidated Statements of Cash Flows.

On October 15, 2009, we completed our acquisition of Wyeth in a cash-and-stock transaction valued on that date at approximately  $68 billion. Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Wyeth. As a result, and in accordance with our domestic and international fiscal year-ends, our consolidated financial statements for the year ended December 31, 2009 reflect approximately two-and-a-half months of the fourth calendar quarter of 2009 in the case of Wyeth’s U.S. operations and approximately one-and-a-half months of the fourth calendar quarter of 2009 in the case of Wyeth’s international operations.

B. New Accounting Standards
B. New Accounting Standards
The provisions of the following new accounting standards were adopted as of January 1, 2010 and did not have a significant impact on our consolidated financial statements:

•	An amendment to the recognition and measurement guidance for the transfers of financial assets.

•	An amendment to the guidelines for determining the primary beneficiary in a variable interest entity.

As of January 1, 2009, we adopted a new accounting standard that retains the purchase method of accounting for acquisitions but requires a number of changes to that method, including changes in the way assets and liabilities are recognized in purchase accounting. Specifically, they require the capitalization of in-process research and development assets at fair value and require the expensing of transaction costs as incurred. The adoption of these provisions did not have an impact on our consolidated financial statements upon adoption, but they did significantly impact our accounting for the acquisition of Wyeth in 2009. For additional information, see Note 2. Acquisition of Wyeth.

C. Estimates and Assumptions
C. Estimates and Assumptions
In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets, beginning in 2009, and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also will impact the consolidated statements of income.

We regularly evaluate our estimates and assumptions using historical experience and other factors, including the economic environment. Our estimates often are based on complex judgments, probabilities and assumptions that we believe to be reasonable but that are inherently uncertain and unpredictable.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. Market conditions, such as illiquid credit markets, volatile equity markets, dramatic fluctuations in foreign currency rates and economic downturn, can increase the uncertainty already inherent in our estimates and assumptions. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under the relevant accounting standard. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts. We also are subject to other risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. These and other risks and uncertainties are discussed in the accompanying Financial Review, which is unaudited, under the headings “Our Operating Environment”, “Our Strategy” and “Forward-Looking Information and Factors That May Affect Future Results” and in our 2010 Annual Report on Form 10-K under the caption, Part 1 Item 1A. “Risk Factors.”

D. Contingencies
D. Contingencies
We and certain of our subsidiaries are involved in various patent, product liability, consumer, commercial, securities, environmental and tax litigations and claims; government investigations; and other legal proceedings that arise from time to time in the ordinary course of our business. Except for income tax contingencies, we record accruals for contingencies to the extent that we conclude their occurrence is probable and that the related liabilities are estimable, and we record anticipated recoveries under existing insurance contracts when assured of recovery. For tax matters, we record accruals for income tax contingencies to the extent that we conclude that a tax position is not sustainable under a “more-likely-than-not” standard, and we record our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction when we conclude that the potential recovery is more likely than not (see Note 7D. Taxes on Income: Tax Contingencies). We also evaluate tax matters that are sustainable under the “more-likely-than-not” standard in determining our accruals for income tax contingencies. We consider many factors in making these assessments. Because litigation and other contingencies are inherently unpredictable and excessive verdicts do occur, these assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions (see Note 1C. Significant Accounting Policies: Estimates and Assumptions).

E. Acquisitions
E. Acquisitions
Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting. The acquisition method of accounting for acquired businesses requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Also, transaction costs are expensed as incurred. Any excess of the purchase price over the assigned values of the net assets acquired is recorded as goodwill. For acquisitions consummated prior to January 1, 2009, amounts allocated to IPR&D were expensed at the date of acquisition. When we have acquired net assets that do not constitute a business under U.S. GAAP, no goodwill has been recognized.

Contingent consideration is included within the acquisition cost and is recognized at its fair value on acquisition date. A liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. Changes in fair value are recognized in earnings.

F. Fair Value
F. Fair Value
We often are required to measure certain assets and liabilities at fair value, either upon initial measurement or for subsequent accounting or reporting. For example, we use fair value extensively in the initial measurement of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming the risk of non-performance will be the same before and after the transfer. A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (called Level 1 inputs).

•
Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (called Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (called Level 3 inputs).

G. Foreign Currency Translation
G. Foreign Currency Translation
For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments in Shareholders’ equity—Accumulated other comprehensive (loss)/income. We translate functional currency statement of income amounts to their U.S. dollar equivalents at average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions—net.

For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other deductions—net, and non-monetary items at historical rates.

H. Revenues
H. Revenues
Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns, we record revenues when the risk of product return has been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues—As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our pharmaceutical products. These deductions represent estimates of the related obligation and, as such, judgment and knowledge of market conditions and practices are required when estimating the impact of these sales deductions on gross sales for a reporting period.

Specifically:

•
In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. As appropriate, we will adjust the ratio to better match our current experience or our expected future experience. In assessing this ratio, we consider current contract terms, such as changes in formulary status and discount rates.

•
Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions are contractual or legislatively mandated, and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•
Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•
Provisions for pharmaceutical returns are based on a calculation at each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•
We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

•
Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks were  $3.0 billion as of December 31, 2010, and  $2.1 billion as of December 31, 2009, and substantially all are included in Other current liabilities.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements––Payments to and from our collaboration partners are presented in the statement of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are recorded as part of Cost of sales.

I. Cost of Sales and Inventories	I. Cost of Sales and Inventories We value inventories at lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost.
J. Selling, Informational and Administrative Expenses
J. Selling, Informational and Administrative Expenses
Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the costs of marketing, advertising, shipping and handling, information technology and the associated employee compensation.

Advertising expenses relating to production costs are expensed as incurred, and the costs of radio time, television time and space in publications are expensed when the related advertising occurs. Advertising expenses totaled approximately  $4.0 billion in 2010,  $2.9 billion in 2009 and  $2.6 billion in 2008.

K. Research and Development Expenses and Acquisition-Related In-Process Research and Development Charges
K. Research and Development Expenses and Acquisition-Related In-Process Research and Development Charges
Prior to January 1, 2009, when recording acquisitions, we expensed amounts related to acquired IPR&D in Acquisition-related in-process research and development charges. IPR&D acquired after December 31, 2008, as part of a business combination, is capitalized as Identifiable intangible assets. IPR&D acquired as part of an asset acquisition is expensed as incurred.

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them evenly over the remaining agreement term or the expected product life cycle, whichever is shorter.

L. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets
L. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets
Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•
Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at our cost. Intangible assets with finite lives are amortized evenly over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•
Property, plant and equipment, less accumulated depreciation—These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated evenly over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

•
For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we perform a review for impairment. We calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•
For indefinite-lived intangible assets, such as Brands and IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•
For goodwill, annually and whenever impairment indicators are present, we calculate the fair value of each reporting unit and compare the fair value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of book value of goodwill over the implied fair value.

M. Restructuring Charges and Certain Acquisition-Related Costs
M. Restructuring Charges and Certain Acquisition-Related Costs
We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with cost-reduction initiatives that are initiated from time to time. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with integrating an acquired business (if the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Also, beginning in 2009, transaction costs, such as banking, legal, accounting and other costs incurred in connection with an acquisition are expensed as incurred and included in Restructuring charges and certain acquisition-related costs.

N. Cash Equivalents and Statement of Cash Flows
N. Cash Equivalents and Statement of Cash Flows
Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

O. Investments, Loans and Derivative Financial Instruments
O. Investments, Loans and Derivative Financial Instruments
Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive income/(loss). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 9A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments, loans and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee’s income and expense in our income statements. The excess of the cost of the investment over our share in the equity of the investee on acquisition date is allocated to the identifiable assets of the investee, with any remainder allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded, and a new cost basis in the investment is established. For loans, an impairment charge is recorded if it is probable that we will not be able to collect all amounts due according to the loan agreement.

P. Income Tax Contingencies
P. Deferred Tax Assets and Income Tax Contingencies
We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Q. Pension and Postretirement Benefit Plans
Q. Pension and Postretirement Benefit Plans
We provide defined benefit pension plans for the majority of employees worldwide. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

R. Share-Based Payments
R. Share-Based Payments
Our compensation programs can include share-based payments. All grants under share-based payment programs are accounted for at fair value and these fair values generally are amortized on an even basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

Schedule of consideration transferred to acquire Wyeth (Table)	12 Months Ended
Dec. 31, 2010
Schedule of consideration transferred to acquire Wyeth [Abstract]
Schedule of consideration transferred to acquire Wyeth (Table)
The table below details the consideration transferred to acquire Wyeth:

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	CONVERSION CALCULATION	FAIR VALUE	FORM OF CONSIDERATION
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by Pfizer’s stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ( $17.66(a) x 0.985)	$17.40	$23,303	Pfizer common stock(a),(b)
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by cash consideration per common share outstanding	$33.00	44,208	Cash
Wyeth stock options canceled for a cash payment(c)		405	Cash
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment		320	Cash
Total fair value of consideration transferred		$68,236

(a)	The fair value of Pfizer’s common stock used in the conversion calculation represents the closing market price of Pfizer’s common stock on the acquisition date.

(b)
Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.

(c)
Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Certain amounts may reflect rounding adjustments.

Acquisition of Wyeth (Table)	12 Months Ended
Dec. 31, 2010
Acquisition of Wyeth [Abstract]
Schedule Of Recognized Identifiable Assets Acquired And Liabilities Assumed As Part Of Business Combination [Text Block]
The following table summarizes the recording of the assets acquired and liabilities assumed as of the acquisition date:

(MILLIONS OF DOLLARS)	AMOUNTS PREVIOUSLY RECOGNIZED AS OF ACQUISITION DATE (PROVISIONAL)(a)	MEASUREMENT PERIOD ADJUSTMENTS	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)
Working capital, excluding inventories(b)	$16,342	$24	$16,366
Inventories(c)	8,388	(417)	7,971
Property, plant and equipment	10,054	(216)	9,838
Identifiable intangible assets, excluding in-process research and development(c)	37,595	(1,533)	36,062
In-process research and development(c)	14,918	(1,096)	13,822
Other noncurrent assets	2,394	—	2,394
Long-term debt	(11,187)	—	(11,187)
Benefit obligations	(3,211)	36	(3,175)
Net tax accounts(d)	(24,773)	1,035	(23,738)
Other noncurrent liabilities	(1,908)	—	(1,908)
Total identifiable net assets	48,612	(2,167)	46,445
Goodwill(e)	19,954	2,163	22,117
Net assets acquired	68,566	(4)	68,562
Less: Amounts attributable to noncontrolling interests	(330)	4	(326)
Total consideration transferred	$68,236	$—	$68,236

(a)	As previously reported in Pfizer’s 2009 Annual Report on Form 10-K.

(b)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(c)
The measurement period adjustments were mainly recorded to reflect changes in the estimated fair value of certain intangible assets and inventories. These adjustments were made largely to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date.

(d)
As of the acquisition date, included in Taxes and other current assets ( $1.2 billion), Taxes and other noncurrent assets ( $2.8 billion), Income taxes payable ( $500 million), Other current liabilities ( $11.1 billion), Noncurrent deferred tax liabilities ( $14.0 billion) and Other taxes payable ( $2.1 billion, including accrued interest of  $300 million). The measurement period adjustments primarily reflect the tax impact of the pre-tax measurement period adjustments. The measurement period adjustments did not result from intervening events subsequent to the acquisition date.

(e)	Goodwill recognized as of the acquisition date totaled $19,340 million for our Biopharmaceutical segment and $2,777 million for our Diversified segment.

Schedule of business combination included in consolidated statements of income
The following table presents information for Wyeth that is included in Pfizer’s consolidated statements of income from the acquisition date, October 15, 2009, through Pfizer’s domestic and international year-ends in 2009:

(MILLIONS OF DOLLARS)	WYETH’S OPERATIONS INCLUDED IN PFIZER’s 2009 RESULTS
Revenues	$3,303
Loss from continuing operations attributable to Pfizer Inc. common shareholders(a)	(2,191)

(a)
Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ( $904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ( $512 million pre-tax), and restructuring charges and additional depreciation—asset restructuring ( $2.1 billion pre-tax).

Schedule of pro forma information
The following table presents supplemental pro forma information as if the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009 and January 1, 2008 for the year ended December 31, 2008:

	UNAUDITED PRO FORMA CONSOLIDATED RESULTS
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2009	2008
Revenues	$68,599	$71,130
Income from continuing operations attributable to Pfizer Inc. common shareholders	11,537	8,917
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	1.43	1.11

Cost-Reduction Initiatives and Acquisition-Related Costs (Table)	12 Months Ended
Dec. 31, 2010
Cost Reduction Initiatives and Acquisition Related Costs [Abstract]
Schedule of costs in connection with cost-reduction initiatives and the Wyeth acquisition [Text Block]
We incurred the following costs in connection with our cost-reduction initiatives and the acquisition of Wyeth:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Transaction costs(a)	$23	$768	$—
Integration costs(b)	1,004	569	49
Restructuring charges(c)
Employee termination costs	1,125	2,571	2,004
Asset impairments	870	159	543
Other	192	270	79
Restructuring charges and certain acquisition-related costs	$3,214	$4,337	$2,675
Additional depreciation—asset restructuring, recorded in our Consolidated Statements of Income as follows(d):
Cost of Sales	$526	$133	$596
Selling, informational and administrative expenses	227	53	19
Research and development expenses	34	55	171
Total additional depreciation––asset restructuring	787	241	786
Implementation costs(e)	—	250	819
Total	$4,001	$4,828	$4,280

(a)
Transaction costs represent external costs directly related to our acquisition of Wyeth and primarily include expenditures for banking, legal, accounting and other similar services. Substantially all of the costs incurred in 2009 were fees related to a  $22.5 billion bridge term loan credit agreement entered into with certain financial institutions on March 12, 2009 to partially fund our acquisition of Wyeth. The bridge term loan credit agreement was terminated in June 2009 as a result of our issuance of approximately  $24.0 billion of senior unsecured notes in the first half of 2009.

(b)	Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and systems integration.

(c)
Restructuring charges in 2010 are related to the integration of Wyeth. From the beginning of our cost-reduction and transformation initiatives in 2005 through December 31, 2010, Employee termination costs represent the expected reduction of the workforce by approximately 49,000 employees, mainly in manufacturing, sales and research, of which approximately 36,400 employees have been terminated as of December 31, 2010. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities. Substantially all of these restructuring charges are associated with our Biopharmaceutical segment.

(d)	Additional depreciation––asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.

(e)
Implementation costs for the years ended December 31, 2009 and 2008, represent external, incremental costs directly related to implementing cost-reduction initiatives prior to our acquisition of Wyeth, and primarily include expenditures related to system and process standardization and the expansion of shared services. For the year ended December 31, 2009, implementation costs are included in Cost of sales ( $42 million), Selling, informational and administrative expenses ( $166 million), Research and development expenses ( $36 million) and Other deductions––net ( $6 million). For the year ended December 31, 2008, implementation costs are included in Cost of sales ( $149 million), Selling, informational and administrative expenses ( $394 million), Research and development expenses ( $262 million) and Other deductions––net ( $14 million).

Schedule of restructuring charges [Text Block]
The components of restructuring charges associated with all of our cost-reduction initiatives and the acquisition of Wyeth follow:

	COSTS INCURRED	ACTIVITY THROUGH DECEMBER 31,	ACCRUAL AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2005-2010	2010(a)	2010(b)
Employee termination costs	$8,846	$6,688	$2,158
Asset impairments	2,322	2,322	—
Other	902	801	101
Total	$12,070	$9,811	$2,259

(a)	Includes adjustments for foreign currency translation.

(b)	Included in Other current liabilities ( $1.6 billion) and Other noncurrent liabilities ( $652 million).

Collaborative Arrangements (Table)	12 Months Ended
Dec. 31, 2010
Collaborative Arrangements [Abstract]
Schedule Of Amounts And Classifications In Consolidated Statement Of Income Of Payments Between Pfizer And Colloboration Partners [Text Block]
The amounts and classifications in our consolidated statements of income of payments (income/(expense)) between us and our collaboration partners follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Revenues—Revenues(a)	$568	$593	$488
Revenues—Alliance revenues(b)	4,084	2,925	2,251
Total revenues from collaborative arrangements	4,652	3,518	2,739
Cost of sales(c)	(109)	(166)	(147)
Selling, informational and administrative expenses(d)	(131)	10	75
Research and development expenses(e)	(316)	(361)	(476)
Other deductions—net	37	37	—

(a)	Represents sales to our partners of products manufactured by us.

(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.

(e)
 Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows:  $147 million in 2010,  $150 million in 2009 and  $300 million in 2008.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.

Other (Income) Deductions - Net (Table)	12 Months Ended
Dec. 31, 2010
Other (Income) Deductions - Net [Abstract]
Schedule of Other (Income)/Deductions - Net [Text Block]
The following table sets forth details related to amounts recorded in Other deductions—net:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Interest income	$(402)	$(746)	$(1,288)
Interest expense	1,799	1,233	516
Net interest expense/(income)(a)	1,397	487	(772)
Royalty-related income(b)	(579)	(243)	(673)
Net gain on asset disposals(c)	(262)	(188)	(14)
Legal matters, net(d)	1,737	234	3,300
Gain related to ViiV(e)	—	(482)	—
Certain asset impairment charges(f)	2,175	417	143
Other, net	(130)	67	48
Other deductions—net	$4,338	$292	$2,032

(a)
Interest expense increased in 2010 due to our issuance of  $13.5 billion of senior unsecured notes on March 24, 2009 and approximately  $10.5 billion of senior unsecured notes on June 3, 2009, primarily related to the acquisition of Wyeth, as well as the addition of legacy Wyeth debt. Interest income decreased in 2010 due to lower interest rates, coupled with lower average cash balances. Net interest expense was  $487 million in 2009 compared to net interest income of  $772 million in 2008. Interest expense increased in 2009 due to the issuance of the senior unsecured notes discussed above, of which virtually all of the proceeds were used to partially finance the Wyeth acquisition (see Note 2. Acquisition of Wyeth). Interest income decreased in 2009 due to lower interest rates, partially offset by higher average cash balances. Capitalized interest expense totaled  $36 million in 2010,  $34 million in 2009 and  $46 million in 2008.

(b)	In 2008, includes $425 million related to the sale of certain royalty rights.

(c)
In 2010 and 2009, primarily represents gains on sales of certain investments and businesses. Net gains also include realized gains and losses on sales of available-for-sale securities: in 2010, 2009 and 2008, gross realized gains were  $153 million,  $186 million and  $20 million, respectively. Gross realized losses were  $12 million in 2010,  $43 million in 2009 and none in 2008. Proceeds from the sale of available-for-sale securities were  $5.3 billion in 2010,  $27.0 billion in 2009 and  $2.2 billion in 2008.

(d)
Legal matters, net in 2010 includes an additional  $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc. In 2008, primarily includes charges of  $2.3 billion related to the resolution of certain investigations concerning Bextra and various other products, and charges of  $900 million related to our agreements and our agreements-in-principle to resolve certain litigation and claims involving our non-steroidal anti-inflammatory (NSAID) pain medicines (see Note 3C. Other Significant Transactions and Events: Legal Matters).

(e)
Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 3E. Other Significant Transactions and Events: Equity Method Investments).

(f)
The asset impairment charges in 2010 are primarily related to (i) intangible assets acquired as part of our acquisition of Wyeth, including IPR&D assets, Brands and, to a lesser extent, Developed Technology Rights.; and (ii) an intangible asset associated with the legacy Pfizer product Thelin (see Note 2. Acquisition of Wyeth and Note 3B. Other Significant Transactions and Events: Asset Impairment Charges). The 2009 amounts primarily represent asset impairment charges associated with certain materials used in our research and development activities that were no longer considered recoverable. The 2008 amounts primarily represent charges related to impairment of certain equity investments and the exit of our Exubera product.

Taxes on Income (Table)	12 Months Ended
Dec. 31, 2010
Taxes on Income [Abstract]
Income from continuing operations before provision for taxes on income, and income attributable to noncontrolling interests [Text Block]
Income from continuing operations before provision for taxes on income, and income attributable to noncontrolling interests consist of the following:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
United States	$(2,477)	$(3,632)	$(1,760)
International	11,899	14,459	11,454
Total income from continuing operations before provision for taxes on income	$9,422	$10,827	$9,694

Provision for taxes on income [Text Block]
Provision for taxes on income consists of the following:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
United States:
Current income taxes:
Federal	$(2,774)	$10,169	$707
State and local	(313)	71	154
Deferred income taxes:
Federal	2,033	(10,002)	106
State and local	(6)	(93)	(136)
Total U.S. tax (benefit)/provision(a), (b), (c), (d)	$(1,060)	$145	$831
International:
Current income taxes	$2,258	$1,539	$2,115
Deferred income taxes	(74)	513	(1,301)
Total international tax provision	$2,184	$2,052	$814
Total provision for taxes on income(e)	$1,124	$2,197	$1,645

(a)
The Federal current income tax benefit in 2010 is primarily due to the tax benefit recorded in connection with our settlement with the U.S. Internal Revenue Service. For a discussion of the settlement, see the “Tax Contingencies” section below.

(b)	The Federal current income tax expense in 2009 was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition.

(c)	The Federal deferred income tax expense in 2010 is primarily due to certain business decisions in connection with our acquisition of Wyeth.

(d)	The Federal deferred income tax benefit in 2009 was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth.

(e)
2009 and 2010 excludes federal, state and international net tax liabilities assumed or established on the date of the acquisition of Wyeth (See Note 2. Acquisition of Wyeth for additional details) and  $4 million in 2008 primarily related to the resolution of certain tax positions related to legacy Pharmacia Corporation (Pharmacia), which were debited or credited to Goodwill, as appropriate.

Reconciliation of the U.S. statutory income tax rate to the effective tax rate for income from continuing operations [Text Block]
Reconciliation of the U.S. statutory income tax rate to our effective tax rate for income from continuing operations follows:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Earnings taxed at other than U.S. statutory rate	2.5	(9.3)	(20.2)
Resolution of certain tax positions	(26.4)	—	(3.1)
Sales of biopharmaceutical companies	—	(5.1)	(4.3)
U.S. healthcare legislation	2.8	—	—
U.S. research tax credit and manufacturing deduction	(2.3)	(1.3)	(1.2)
Legal settlements	0.4	(1.6)	9.0
Acquired IPR&D	0.5	0.2	2.1
Wyeth acquisition-related costs	0.5	2.4	—
All other—net	(1.1)	—	(0.3)
Effective tax rate for income from continuing operations	11.9%	20.3%	17.0%

Tax effect of the major items recorded as deferred tax assets and liabilities, shown before jurisdictional netting [Text Block]
Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts. The tax effect of the major items recorded as deferred tax assets and liabilities, shown before jurisdictional netting, as of December 31 is as follows:

	2010 DEFERRED TAX		2009 DEFERRED TAX
(MILLIONS OF DOLLARS)	ASSETS	(LIABILITIES)	ASSETS	(LIABILITIES)
Prepaid/deferred items	$1,321	$(112)	$1,330	$(60)
Inventories	132	(59)	437	(859)
Intangibles	1,165	(17,104)	949	(19,802)
Property, plant and equipment	420	(2,146)	715	(2,014)
Employee benefits	4,479	(56)	4,786	(66)
Restructurings and other charges	1,359	(70)	884	(8)
Legal and product liability reserves	1,411	—	1,010	—
Net operating loss/credit carryforwards	4,575	—	4,658	—
Unremitted earnings	—	(9,524)	—	(7,057)
State and local tax adjustments	452	—	747	—
All other	607	(575)	744	(187)
Subtotal	15,921	(29,646)	16,260	(30,053)
Valuation allowance	(894)	—	(353)	—
Total deferred taxes	$15,027	$(29,646)	$15,907	$(30,053)
Net deferred tax liability		$(14,619)		$(14,146)

Deferred Taxes classified in our Consolidated Balance Sheet [Text Block]
The net deferred tax liability is classified in our Consolidated Balance Sheets as follows:

	DEFERRED TAX ASSET/ (LIABILITY)	DEFERRED TAX ASSET/ (LIABILITY)
Current:
Taxes and other current assets	$2,951	$2,591
Other current liabilities	(111)	(226)
Noncurrent:
Taxes and other noncurrent assets	1,189	1,328
Noncurrent deferred tax liabilities	(18,648)	(17,839)
Net deferred tax liability	$(14,619)	$(14,146)

Reconciliation of the beginning and ending amounts of gross unrecognized tax benefits [Text Block]
A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits is as follows:

(MILLIONS OF DOLLARS)	2010	2009
Balance, January 1	$(7,657)	$(5,372)
Acquisition of Wyeth	(49)	(1,785)
Increases based on tax positions taken during a prior period(a)	(513)	(79)
Decreases based on tax positions taken during a prior period(a), (b)	2,384	38
Decreases based on cash payments for a prior period	280	—
Increases based on tax positions taken during the current period(a)	(1,396)	(941)
Decreases based on tax positions taken during the current period	—	712
Impact of foreign exchange	104	(284)
Other, net(c)	88	54
Balance, December 31(d)	$(6,759)	$(7,657)

(a)	Primarily included in Provision for taxes on income.

(b)
Decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities for a net benefit of  $1.7 billion, reflecting the reversal of the related tax assets associated with the competent authority process and state and local taxes and are primarily included in Provision for taxes on income.

(c)	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.

(d)
In 2010, included in Income taxes payable ( $421 million), Taxes and other current assets ( $279 million), Taxes and other noncurrent assets ( $169 million), Noncurrent deferred tax liabilities ( $369 million) and Other taxes payable ( $5.5 billion). In 2009, included in Income taxes payable ( $144 million), Taxes and other current assets ( $78 million), Noncurrent deferred tax liabilities ( $208 million) and Other taxes payable ( $7.2 billion).

Other Comprehensive Income/(Loss) (Table)	12 Months Ended
Dec. 31, 2010
Other Comprehensive Income/(Loss) [Abstract]
Schedule Of Components Of Comprehensive Income [Text Block]
Changes, net of tax, in Accumulated other comprehensive (loss)/income and the components of comprehensive income follow:

	NET UNREALIZED GAINS/(LOSSES)			BENEFIT PLANS		ACCUMULATED OTHER COMPREHENSIVE (LOSS)/INCOME
(MILLIONS OF DOLLARS)	CURRENCY TRANSLATION ADJUSTMENT AND OTHER	DERIVATIVE FINANCIAL INSTRUMENTS	AVAILABLE FOR-SALE SECURITIES	ACTUARIAL GAINS/ (LOSSES)	PRIOR SERVICE (COSTS)/ CREDITS AND OTHER
Balance, January 1, 2008	$3,872	$(32)	$54	$(1,567)	$(28)	$2,299
Other comprehensive income/(loss)—Pfizer Inc(a):
Foreign currency translation adjustments	(5,898)	—	—	—	—	(5,898)
Unrealized holding gains/(losses)	—	69	(193)	—	—	(124)
Reclassification adjustments to income(b)	(2)	—	(20)	—	—	(22)
Actuarial gains/(losses) and other benefit plan items	—	—	—	(3,098)	22	(3,076)
Amortization of actuarial losses and other benefit plan items	—	—	—	130	3	133
Curtailments and settlements—net	—	—	—	280	3	283
Other	10	—	—	129	35	174
Income taxes	629	(9)	73	994	(25)	1,662

						(6,868)
Balance, December 31, 2008	(1,389)	28	(86)	(3,132)	10	(4,569)
Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	4,978	—	—	—	—	4,978
Unrealized holding gains	—	291	576	—	—	867
Reclassification adjustments to income(b)	5	(299)	(143)	—	—	(437)
Actuarial gains/(losses) and other benefit plan items	—	—	—	(701)	154	(547)
Amortization of actuarial losses and other benefit plan items	—	—	—	291	(6)	285
Curtailments and settlements—net	—	—	—	390	(5)	385
Other	2	—	—	(192)	(3)	(193)
Income taxes	(46)	(14)	(78)	(23)	(56)	(217)

						5,121
Balance, December 31, 2009	3,550	6	269	(3,367)	94	552
Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	(3,544)	—	—	—	—	(3,544)
Unrealized holding gains/(losses)	—	(1,043)	7	—	—	(1,036)
Reclassification adjustments to income(b)	(7)	702	(141)	—	—	554
Actuarial gains/(losses) and other benefit plan items	—	—	—	(1,428)	550	(878)
Amortization of actuarial losses and other benefit plan items	—	—	—	262	(43)	219
Curtailments and settlements—net	—	—	—	266	(49)	217
Other	5	—	—	90	6	101
Income taxes	165	127	22	230	(169)	375

						(3,992)
Balance, December 31, 2010	$169	$(208)	$157	$(3,947)	$389	$(3,440)

(a)	Amounts do not include foreign currency translation adjustments attributable to noncontrolling interests of $4 million in 2010, $5 million in 2009 and $35 million in 2008.

(b)	The currency translation adjustments reclassified to income resulted from the sale of businesses.

Financial Instruments (Table)	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Information about certain financial assets and liabiltiies [Text Block]
Information about certain of our financial assets and liabilities follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Selected financial assets measured at fair value on a recurring basis(a):
Trading securities(b)	$173	$184
Available-for-sale debt securities(c)	32,699	32,338
Available-for-sale money market funds(d)	1,217	2,569
Available-for-sale equity securities, excluding money market funds(c)	230	281
Derivative financial instruments in receivable positions(e):
Interest rate swaps	603	276
Foreign currency forward-exchange contracts	494	502
Foreign currency swaps	128	798
Total	35,544	36,948
Other selected financial assets(f):
Held-to-maturity debt securities, carried at amortized cost(c)	1,178	812
Private equity securities, carried at cost or equity method(g)	1,135	811
Short-term loans, carried at cost(h)	467	1,195
Long-term loans, carried at cost(h)	299	784
Total	3,079	3,602
Total selected financial assets(i)	$38,623	$40,550

Financial liabilities measured at fair value on a recurring basis(a):
Derivative financial instruments in a liability position(j):
Foreign currency swaps	$623	$528
Foreign currency forward-exchange contracts	257	237
Interest rate swaps	4	25
Total	884	790
Other financial liabilities(k):
Short-term borrowings, carried at historical proceeds, as adjusted(f), (l)	5,623	5,469
Long-term debt, carried at historical proceeds, as adjusted(m), (n)	38,410	43,193
Total	44,033	48,662
Total selected financial liabilities	$44,917	$49,452

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs. All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except that included in available-for-sale equity securities, excluding money market funds, are  $105 million as of December 31, 2010 and  $77 million as of December 31, 2009 of investments that use Level 1 inputs in the calculation of fair value. None of our financial assets and liabilities measured at fair value on a recurring basis are valued using Level 3 inputs at December 31, 2010 or 2009.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.

(c)	Gross unrealized gains and losses are not significant.

(d)
Includes approximately  $625 million as of December 31, 2010 and approximately  $1.2 billion as of December 31, 2009 of money market funds held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin (see Note 9G. Financial Instruments: Guarantee).

(e)
Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of  $326 million and foreign currency swaps with fair values of  $17 million at December 31, 2010; and foreign currency swaps with fair values of  $106 million and foreign currency forward-exchange contracts with fair values of  $100 million at December 31, 2009.

(f)
The differences between the estimated fair values and carrying values of our financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2010 or December 31, 2009.

(g)	Our private equity securities represent investments in the life sciences sector.

(h)	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor’s (S&P) ratings of mostly AA or better).

(i)
    The decrease in selected financial assets is primarily due to the use of proceeds of short-term investments for repayment of short-term borrowings and for tax payments made in the first quarter of 2010, primarily associated with certain business decisions executed to finance the Wyeth acquisition, partially offset by cash flows from operations.

(j)
    Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of  $186 million and foreign currency swaps with fair values of  $93 million at December 31, 2010; and foreign currency forward-exchange contracts with fair values of  $122 million and foreign currency swaps with fair values of  $3 million at December 31, 2009.

(k)	The carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.

(l)	Includes foreign currency borrowings with fair values of $2.0 billion at December 31, 2010 and $1.1 billion at December 31, 2009, which are used as hedging instruments.

(m)	Includes foreign currency debt with fair values of $880 million at December 31, 2010 and $2.1 billion at December 31, 2009, which are used as hedging instruments.

(n)	The fair value of our long-term debt is $42.3 billion at December 31, 2010 and $46.2 billion at December 31, 2009.

Selected financial assets and liabilities presented in the condensed consolidated balance sheets [Text Block]
These selected financial assets and liabilities are presented in our Consolidated Balance Sheets as follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009

Assets
Cash and cash equivalents	$906	$666
Short-term investments	26,277	23,991
Short-term loans	467	1,195
Long-term investments and loans	9,748	13,122
Taxes and other current assets(a)	515	526
Taxes and other noncurrent assets(b)	710	1,050
Total	$38,623	$40,550
Liabilities
Short-term borrowings, including current portion of long-term debt	$5,623	$5,469
Other current liabilities(c)	339	369
Long-term debt	38,410	43,193
Other noncurrent liabilities(d)	545	421
Total	$44,917	$49,452

(a)
As of December 31, 2010, derivative instruments at fair value include foreign currency forward-exchange contracts ( $494 million) and foreign currency swaps ( $21 million) and, as of December 31, 2009, include foreign currency forward-exchange contracts ( $503 million) and foreign currency swaps ( $23 million).

(b)
As of December 31, 2010, derivative instruments at fair value include interest rate swaps ( $603 million) and foreign currency swaps ( $107 million) and, as of December 31, 2009, include foreign currency swaps ( $774 million) and interest rate swaps ( $276 million).

(c)
At December 31, 2010, derivative instruments at fair value include foreign currency forward-exchange contracts ( $257 million), foreign currency swaps ( $79 million) and interest rate swaps ( $3 million) and, as of December 31, 2009, include foreign currency forward-exchange contracts ( $237 million) and foreign currency swaps ( $132 million).

(d)
At December 31, 2010, derivative instruments at fair value include foreign currency swaps ( $544 million) and interest rate swaps ( $1 million) and, as of December 31, 2009, include foreign currency swaps ( $396 million) and interest rate swaps ( $25 million).

Contractual maturities of available-for-sale and held-to-maturity debt securities [Text Block]
The contractual maturities of the available-for-sale and held-to-maturity debt securities as of December 31, 2010, follow:

(MILLIONS OF DOLLARS)	YEARS
	WITHIN 1	OVER 1 TO 5	TOTAL AS OF DECEMBER 31, 2010
Available-for-sale debt securities:
Western European and other government debt	$17,702	$1,754	$19,456
Corporate debt(a)	1,551	2,180	3,731
Supranational debt	2,930	350	3,280
Western European and other government agency debt	2,299	88	2,387
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	—	2,345	2,345
Reverse repurchase agreements(b)	900	—	900
U.S. government Federal Deposit Insurance Corporation guaranteed debt	—	536	536
Other asset-backed securities	10	31	41
Certificates of deposit	23	—	23
Held-to-maturity debt securities:
Certificates of deposit and other	1,172	6	1,178
Total debt securities	$26,587	$7,290	$33,877
Trading securities			173
Available-for-sale money market funds(c)			1,217
Available-for-sale equity securities, excluding money market funds			230
Total			$35,497

(a)	Largely issued by above-investment-grade institutions in the financial services sector.

(b)	Very short-term agreements involving U.S. government securities.

(c)	Consisting of securities issued by the U.S. government and its agencies or instrumentalities and reverse repurchase agreements involving the same investments held.

Long term debt schedule [Text Block]
Information about our long-term debt follows:

	MATURITY DATE	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)		2010	2009
Senior unsecured notes:
4.45%(a)	March 2012	$3,543	$3,510
6.20%(a)	March 2019	3,247	3,247
5.35%(a)	March 2015	3,000	2,997
4.75% euro(b)	June 2016	2,665	2,867
5.75% euro(b)	June 2021	2,662	2,865
7.20%(a)	March 2039	2,564	2,455
3.625% euro(b)	June 2013	2,466	2,653
6.50% U.K. pound(b)	June 2038	2,306	2,408
5.95%	April 2037	2,089	2,091
5.50%	February 2014	1,921	1,912
5.50%	March 2013	1,608	1,617
4.55% euro	May 2017	1,322	1,391
4.75% euro	December 2014	1,302	1,385
5.50%	February 2016	1,074	1,087
6.95%	March 2011	—	1,570
Floating rate notes at the three-month London Interbank Offering Rate (LIBOR), plus 1.95%	March 2011	—	1,250
Notes and other debt with a weighted-average interest rate of 5.26%(c)	2011–2018	2,342	2,355
Notes and other debt with a weighted-average interest rate of 6.51%(d)	2021–2036	3,464	3,488
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.50%(e)	2014–2016	835	2,045
Total long-term debt		$38,410	$43,193
Current portion not included above		$3,502	$27

(a)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)
Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus accrued and unpaid interest.

(c)	Contains debt issuances with a weighted-average maturity of approximately 6 years.

(d)	Contains debt issuances with a weighted-average maturity of approximately 19 years.

(e)	Contains debt issuances with a weighted-average maturity of approximately 5 years.

Schedule of debt maturities [Text Block]	Long-term debt outstanding as of December 31, 2010 matures in the following year

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	AFTER 2015
Maturities	$3,554	$4,081	$4,066	$3,006	$23,703

Schedule of gains (losses) on interest rate risk [Text Block]
Information about gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk is as follows:

	GAINS/(LOSSES)
	YEARS ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Derivative Financial Instruments in Fair Value Hedge Relationships
Interest rate swaps
Recognized in OID(a), (b)	$––	$(6)
Foreign currency swaps
Recognized in OID(a), (b)	––	(3)
Derivative Financial Instruments in Cash Flow Hedge Relationships
U.S. Treasury interest rate locks
Recognized in OID(a)	$––	$(11)
Recognized in OCI(a), (c)	––	(16)
Reclassified from OCI to OID(a), (c)	––	—
Foreign currency swaps
Recognized in OID(a)	––	—
Recognized in OCI(a), (c)	(1,054)	305
Reclassified from OCI to OID(a), (c)	(704)	281
Foreign currency forward exchange contracts
Recognized in OID(a)	––	—
Recognized in OCI(a), (c)	(6)	6
Reclassified from OCI to OID(a), (c)	2	18
Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency swaps
Recognized in OID(a)	$(1)	$(1)
Recognized in OCI(a), (c)	(97)	17
Derivative Financial Instruments Not Designated as Hedges
Foreign currency swaps
Recognized in OID(a)	$20	$22
Foreign currency forward-exchange contracts
Recognized in OID(a)	(454)	(418)
Non-Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency short-term borrowings
Recognized in OID(a)	$––	$—
Recognized in OCI(a), (c)	(241)	54
Foreign currency long-term debt
Recognized in OID(a)	––	––
Recognized in OCI(a), (c)	(91)	52

(a)	OID = Other (income)/deductions––net. OCI = Other comprehensive income/(loss), included in the balance sheet account Accumulated other comprehensive (loss)/income.

(b)	Also includes gains and losses attributable to the hedged risk.

(c)
Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)—Net unrealized gains/(losses) on derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––Currency translation adjustment and other.

Inventories (Table)	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Schedule Of Components Of Inventories [Text Block]
The components of inventories follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009
Finished goods	$3,760	$5,249
Work-in-process	3,733	5,776
Raw materials and supplies	912	1,378
Total inventories(a), (b)	$8,405	$12,403

(a)
The decrease in total inventories is primarily due to the inventory sold during 2010 that was acquired from Wyeth and had been recorded at fair value, as well as operational reductions and the impact of foreign exchange. Also, in the third quarter of 2010, we recorded, in Cost of sales, a write-off of inventory of  $212 million (which includes a purchase accounting fair value adjustment of  $104 million) primarily related to Biopharmaceutical inventory acquired as part of our acquisition of Wyeth that became unusable after the acquisition date.

(b)
Certain amounts of inventories are in excess of one year’s supply. These excess amounts are primarily attributable to biologics inventory acquired from Wyeth at fair value and the quantities are generally consistent with the normal operating cycle of such inventory. There are no recoverability issues associated with these quantities.

Property, Plant and Equipment (Table)	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Schedule Of Property Plant and Equipment By Major Categories [Text Block]
The major categories of property, plant and equipment follow:

	USEFUL LIVES (YEARS)	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)		2010	2009
Land	—	$803	$937
Buildings	33 1/3-50	13,405	14,186
Machinery and equipment	8-20	12,335	12,236
Furniture, fixtures and other	3-12 1/2	4,720	4,599
Construction in progress	—	1,035	1,966
		32,298	33,924
Less: Accumulated depreciation		13,175	11,144
Total property, plant and equipment		$19,123	$22,780

Goodwill and Other Intangible Assets (Table)	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Schedule of changes in carrying amount of goodwill [Text Block]
The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009 follow:

(MILLIONS OF DOLLARS)	BIOPHARMACEUTICAL	DIVERSIFIED	OTHER(a)	TOTAL
Balance as of January 1, 2009	$21,317	$147	$—	$21,464
Additions	—	—	19,954	19,954
Other(c)	848	26	84	958
Balance, December 31, 2009	$22,165	$173	$20,038	$42,376
Additions	72	19	2,163 (b)	2,254
Other(c)	(480)	(14)	(189)	(683)
Allocation of Other goodwill(a)	19,226	2,786	(22,012)	—
Balance as of December 31, 2010	$40,983	$2,964	$—	$43,947

(a)
The Other goodwill relates to our acquisition of Wyeth that was unallocated and subject to change until we completed the recording of the assets acquired and liabilities assumed from Wyeth (see Note 2. Acquisition of Wyeth).

(b)	Reflects the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth).

(c)
Primarily reflects the impact of foreign exchange. In 2009, the impact of foreign exchange was partially offset by a reduction of approximately  $150 million in Biopharmaceutical in connection with the formation of ViiV (see Note 3E. Other Significant Transactions and Events: Equity-Method Investments for additional information).

Schedule of identifiable intangible assets [Text Block]
The components of identifiable intangible assets, primarily included in our Biopharmaceutical segment, follow:

	AS OF DECEMBER 31,
	2010			2009
(MILLIONS OF DOLLARS)	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION
Finite-lived intangible assets(a):
Developed technology rights	$68,432	$(26,223)	$42,209	$68,870	$(21,223)	$47,647
Brands	1,626	(607)	1,019	1,637	(535)	1,102
License agreements	637	(248)	389	622	(119)	503
Trademarks	107	(74)	33	113	(73)	40
Other	429	(250)	179	488	(231)	257
Total amortized finite-lived intangible assets	71,231	(27,402)	43,829	71,730	(22,181)	49,549
Indefinite-lived intangible assets:
Brands(b)	10,219	—	10,219	12,562	—	12,562
In-process research and development(b)	3,438	—	3,438	5,834	—	5,834
Trademarks	72	—	72	70	—	70
Total indefinite-lived intangible assets	13,729	—	13,729	18,466	—	18,466
Total identifiable intangible assets	$84,960	$(27,402)	$57,558	$90,196	$(22,181)	$68,015

(a)
The decrease in total Finite-lived intangible assets is primarily related to amortization, the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth), asset impairment charges (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges and Note 6. Other (Income)/Deductions––Net) and the impact of foreign exchange.

(b)
The decrease in Indefinite-lived Brands and IPR&D assets reflects the impact of measurement period adjustments (see Note 2. Acquisition of Wyeth) and asset impairment charges (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges and Note 6. Other (Income)/Deductions––Net). For IPR&D assets, the decrease was partially offset by the addition of the IPR&D asset acquired as part of our acquisition of FoldRx (Note 3D. Other Significant Transactions and Events: Acquisitions).

Schedule of annual amortization expense expected [Text Block]	The annual amortization expense expected for the years 2011 through 2015 is as follows:

(MILLIONS OF DOLLARS)	2011	2012	2013	2014	2015
Amortization expense	$5,504	$5,320	$4,889	$4,025	$3,572

Pension and Postretirement Benefit Plans and Defined Contribution Plans (Table)	12 Months Ended
Dec. 31, 2010
Pension And Postretirement Benefit Plans [Abstract]
Schedule of net periodic benefit costs of pension and post retirement benefit plans [Text Block]
The annual cost and other amounts recognized in other comprehensive (income)/loss of the U.S. qualified, U.S. supplemental (non-qualified) and international pension plans and postretirement plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED			U.S. SUPPLEMENTAL (NON-QUALIFIED)			INTERNATIONAL			POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010	2009	2008
Service cost(a)	$347	$252	$236	$28	$24	$23	$231	$188	$249	$79	$39	$39
Interest cost(a)	740	526	459	77	53	38	427	342	388	211	145	141
Expected return on plan assets(a)	(782)	(527)	(646)	—	—	—	(435)	(375)	(437)	(31)	(26)	(35)
Amortization of:
Actuarial losses	151	212	32	29	31	29	67	30	43	15	18	28
Prior service costs/(credits)	2	2	3	(2)	(2)	(2)	(5)	(3)	1	(38)	(3)	1
Curtailments and settlements—net	(52)	110	32	1	(2)	120	(3)	4	3	(23)	(3)	10
Special termination benefits	73	61	30	180	137	—	6	8	25	19	24	17
Net periodic benefit costs	479	636	146	313	241	208	288	194	272	232	194	201
Other changes recognized in other comprehensive (income)/loss(b)	260	(783)	2,273	117	(23)	(52)	152	1,000	415	(183)	(122)	(140)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	$739	$(147)	$2,419	$430	$218	$156	$440	$1,194	$687	$49	$72	$61

(a)
The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of the Wyeth plan assets.

(b)	For details, see Note 8. Other Comprehensive Income/(Loss).

Schedule of accumulated other comprehensive income/(expense) expected to be amortized into net periodic benefit costs [Text Block]
The following table presents the amount in Accumulated other comprehensive (loss)/income expected to be amortized into 2011 net periodic benefit costs:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POSTRETIREMENT PLANS
Actuarial losses	$(141)	$(38)	$(84)	$(17)
Prior service credits and other	8	3	5	56
Total	$(133)	$(35)	$(79)	$39

Schedule of weighted-average actuarial assumptions [Text Block]
The following table provides the weighted-average actuarial assumptions:

(PERCENTAGES)	2010	2009	2008
Weighted-average assumptions used to determine benefit obligations:
Discount rate:
U.S. qualified pension plans	5.9%	6.3%	6.4%
U.S. non-qualified pension plans	5.8	6.2	6.4
International pension plans	4.8	5.1	5.6
Postretirement plans	5.6	6.0	6.4
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.0	4.3
U.S. non-qualified pension plans	4.0	4.0	4.3
International pension plans	3.5	3.6	3.2
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate:
U.S. qualified pension plans	6.3	6.4	6.5
U.S. non-qualified pension plans	6.2	6.4	6.5
International pension plans	5.1	5.6	5.3
Postretirement plans	6.0	6.4	6.5
Expected return on plan assets:
U.S. qualified pension plans	8.5	8.5	8.5
International pension plans	6.4	6.7	7.2
Postretirement plans	8.5	8.5	8.5
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.3	4.5
U.S. non-qualified pension plans	4.0	4.3	4.5
International pension plans	3.6	3.2	3.3

Schedule of healthcare cost trend rate assumptions [Text Block]
The healthcare cost trend rate assumptions for our U.S. postretirement benefit plans are as follows:

(PERCENTAGES)	2010	2009
Healthcare cost trend rate assumed for next year	8.0%	8.6%
Rate to which the cost trend rate is assumed to decline	4.5	5.0
Year that the rate reaches the ultimate trend rate	2027	2018

Schedule of the effect of a one-percentage-point increase or decrease in the health care cost trend rate assumed for postretirement benefits [Text Block]
A one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits would have the following effects as of December 31, 2010:

(MILLIONS OF DOLLARS)	INCREASE	DECREASE
Effect on total service and interest cost components	$28	$(24)
Effect on postretirement benefit obligation	272	(242)

Analysis of the changes in the benefit obligations, plan assets and accounting funded status of pension and postretirement benefit plans [Text Block]
The following table presents an analysis of the changes in 2010 and 2009 in the benefit obligations, plan assets and accounting funded status of our U.S. qualified, U.S. supplemental (non-qualified) and international pension plans and our postretirement plans:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year(a)	$12,578	$7,783	$1,368	$876	$9,062	$5,851	$3,733	$1,966
Service cost	347	252	28	24	231	188	79	39
Interest cost	740	526	77	53	427	342	211	145
Employee contributions	—	—	—	—	18	12	22	49
Plan amendments	(47)	(1)	(6)	—	(2)	(2)	(495)	(151)
Increases arising primarily from changes in actuarial assumptions	980	9	180	33	362	1,136	281	108
Foreign exchange impact	—	—	—	—	(504)	844	4	10
Acquisitions(a)	1	4,785	(1)	364	10	1,062	—	1,798
Curtailments	(233)	(196)	(29)	(29)	(33)	(25)	1	(26)
Settlements	(904)	(325)	(235)	(32)	(54)	(53)	—	—
Special termination benefits	73	61	180	137	6	8	19	24
Benefits paid	(500)	(316)	(161)	(58)	(376)	(301)	(273)	(229)
Benefit obligation at end of year(b)	13,035	12,578	1,401	1,368	9,147	9,062	3,582	3,733
Change in plan assets:
Fair value of plan assets at beginning of year(a)	9,977	5,897	—	—	6,524	4,394	370	303
Actual gain on plan assets	1,123	800	—	—	454	646	46	67
Company contributions	901	2	396	90	457	448	249	180
Employee contributions	—	—	—	—	18	12	22	49
Foreign exchange impact	—	—	—	—	(314)	574	—	—
Acquisitions(a)	—	3,919	—	—	—	804	—	—
Settlements	(905)	(325)	(235)	(32)	(54)	(53)	—	—
Benefits paid	(500)	(316)	(161)	(58)	(376)	(301)	(273)	(229)
Fair value of plan assets at end of year	10,596	9,977	—	—	6,709	6,524	414	370
Funded status—Plan assets less than the benefit obligation at end of year	$(2,439)	$(2,601)	$(1,401)	$(1,368)	$(2,438)	$(2,538)	$(3,168)	$(3,363)

(a)
The increase in the benefit obligation and the fair value of plan assets at the beginning of the year in 2010 is primarily due to the acquisition of Wyeth during 2009 (see Note 2. Acquisition of Wyeth, for additional information).

(b)
For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation.

Schedule of amounts recognized in consolidated balance sheet [Text Block]
Amounts recognized in our consolidated balance sheet follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Noncurrent assets(a)	$—	$—	$—	$—	$119	$146	$—	$—
Current liabilities(b)	—	—	(155)	(203)	(41)	(58)	(133)	(120)
Noncurrent liabilities(c)	(2,439)	(2,601)	(1,246)	(1,165)	(2,516)	(2,626)	(3,035)	(3,243)
Funded status	$(2,439)	$(2,601)	$(1,401)	$(1,368)	$(2,438)	$(2,538)	$(3,168)	$(3,363)

(a)	Included primarily in Taxes and other noncurrent assets.

(b)	Included in Other current liabilities.

(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

Schedule of amounts recognized in accumulated other comprehensive income/(expense) [Text Block]
Amounts recognized in Accumulated other comprehensive (loss)/income follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009	2010	2009
Actuarial losses	$(2,699)	$(2,391)	$(525)	$(405)	$(2,388)	$(2,231)	$(451)	$(226)
Prior service (costs)/credits and other	63	15	21	18	(18)	(23)	581	173
Total	$(2,636)	$(2,376)	$(504)	$(387)	$(2,406)	$(2,254)	$130	$(53)

Information related to the U.S. qualified, U.S. supplemental (non-qualified) and international pension plans [Text Block]
Information related to the U.S. qualified, U.S. supplemental (non-qualified) and international pension plans follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL
(MILLIONS OF DOLLARS)	2010	2009	2010	2009	2010	2009
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$10,596	$9,792	$—	$—	$2,235	$1,796
Accumulated benefit obligation	11,953	11,218	1,177	1,246	4,082	3,725
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	10,596	9,977	—	—	5,739	5,332
Projected benefit obligation	13,035	12,578	1,401	1,368	8,296	8,016

Information about plan assets [Text Block]
Information about plan assets as of December 31, 2010 follows:

		FAIR VALUE(a)
	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans(a):
Cash and cash equivalents	$1,196	$—	$1,196	$—
Equity securities:
Global equity securities	2,766	2,765	—	1
Equity commingled funds	1,708	—	1,708	—
Debt securities:
Fixed income commingled funds	817	—	817	—
Government bonds	660	—	660	—
Corporate debt securities	2,085	—	2,083	2
Other investments:
Private equity funds	899	—	—	899
Other	465	—	—	465
Total	10,596	2,765	6,464	1,367
International pension plans(a):
Cash and cash equivalents	518	—	518	—
Equity securities:
Global equity securities	1,458	1,166	292	—
Equity commingled funds	1,886	—	1,886	—
Debt securities:
Fixed income commingled funds	804	—	804	—
Government bonds	933	—	933	—
Corporate debt securities	376	—	376	—
Other investments:
Private equity funds	21	—	4	17
Insurance contracts	439	—	73	366
Other	274	—	59	215
Total	6,709	1,166	4,945	598
U.S. postretirement plans(a),(b):
Cash and cash equivalents	46	—	46	—
Equity securities:
Global equity securities	29	29	—	—
Equity commingled funds	183	—	183	—
Debt securities:
Fixed income commingled funds	116	—	116	—
Government bonds	7	—	7	—
Corporate debt securities	21	—	21	—
Other investments	12	—	12	—
Total	$414	$29	$385	$—

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs.

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

Information about plan assets as of December 31, 2009 follows:

		FAIR VALUE(a)
	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2009	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans(a):
Cash and cash equivalents	$605	$—	$605	$—
Equity securities:
Global equity securities	3,034	3,009	16	9
Equity commingled funds	1,670	—	1,670	—
Debt securities:
Fixed income commingled funds	791	—	791	—
Government bonds	526	—	500	26
Corporate debt securities	2,054	—	2,039	15
Other investments:
Private equity funds	843	—	—	843
Other	454	—	—	454
Total	9,977	3,009	5,621	1,347
International pension plans(a):
Cash and cash equivalents	402	—	402	—
Equity securities:
Global equity securities	1,570	1,430	107	33
Equity commingled funds	1,682	—	1,662	20
Debt securities:
Fixed income commingled funds	1,081	—	1,081	—
Government bonds	977	—	977	—
Corporate debt securities	149	—	144	5
Other investments:
Private equity funds	39	—	5	34
Insurance contracts	411	—	65	346
Other	213	—	86	127
Total	6,524	1,430	4,529	565
U.S. postretirement plans(a),(b):
Cash and cash equivalents	35	—	35	—
Equity securities:
Global equity securities	25	25	—	—
Equity commingled funds	163	—	163	—
Debt securities:
Fixed income commingled funds	99	—	99	—
Government bonds	7	—	7	—
Corporate debt securities	26	—	26	—
Other investments	15	—	15	—
Total	$370	$25	$345	$—

(a)
Fair values are determined based on valuation techniques categorized as follows: Level 1 means the use of quoted prices for identical instruments in active markets; Level 2 means the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable; Level 3 means the use of unobservable inputs.

(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

Schedule of changes in Level 3 plan assets, by plan asset category [Text Block]
The details of our plan assets classified as Level 3 assets, including an analysis of changes during 2010, are as follows:

(MILLIONS OF DOLLARS)	FAIR VALUE, BEGINNING OF YEAR	ACTUAL RETURN ON PLAN ASSETS		PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
		ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD
U.S. qualified pension plans:
Equity securities:
Global equity securities	$9	$2	$(3)	$(1)	$(6)	$—	$1
Debt securities:
Government bonds	26	(1)	2	(23)	(4)	—	—
Corporate debt securities	15	1	—	(8)	(6)	—	2
Other investments:
Private equity funds	843	45	42	(31)	—	—	899
Other	454	21	—	(10)	—	—	465
Total	$1,347	$68	$41	$(73)	$(16)	$—	$1,367

International pension plans:
Equity securities:
Global equity securities	$33	$(2)	$(1)	$(28)	$—	$(2)	$—
Equity commingled funds	20	—	—	—	(19)	(1)	—
Debt securities:
Corporate debt securities	5	(1)	—	(1)	(3)	—	—
Other investments:
Private equity funds	34	(2)	—	1	(14)	(2)	17
Insurance contracts	346	12	—	(10)	52	(34)	366
Other	127	(3)	—	37	58	(4)	215
Total	$565	$4	$(1)	$(1)	$74	$(43)	$598

The details of our plan assets classified as Level 3 assets, including an analysis of changes during 2009, are as follows:

(MILLIONS OF DOLLARS)	FAIR VALUE, BEGINNING OF YEAR	ACTUAL RETURN ON PLAN ASSETS		PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
		ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD
U.S. qualified pension plans:
Equity securities:
Global equity securities	$4	$2	$(2)	$5	$—	$—	$9
Debt securities:
Government bonds	27	1	—	(2)	—	—	26
Corporate debt securities	26	1	(1)	(11)	—	—	15
Other investments:
Private equity funds	821	(44)	19	47	—	—	843
Other	356	(21)	3	116	—	—	454
Total	$1,234	$(61)	$19	$155	$—	$—	$1,347

International pension plans:
Equity securities:
Global equity securities	$72	$15	$(25)	$(32)	$—	$3	$33
Equity commingled funds	29	(5)	—	(6)	—	2	20
Debt securities:
Corporate debt securities	4	—	—	(1)	2	—	5
Other investments:
Private equity funds	26	(4)	—	8	—	4	34
Insurance contracts	309	11	—	(30)	6	50	346
Other	122	(10)	—	—	4	11	127
Total	$562	$7	$(25)	$(61)	$12	$70	$565

As of December 31, 2010 and 2009, the following methods and assumptions were used to estimate the fair value of our pension and postretirement plans’ assets:

•	Cash and cash equivalents, Equity commingled funds, Fixed-income commingled funds—observable prices.

•	Global equity securities—quoted market prices.

•	Government bonds, Corporate debt securities—observable market prices.

•	Other investments—principally unobservable prices adjusted by cash contributions and distributions.

Schedule of weighted-average long-term target asset allocations and the percentage of the fair value of plan assets by major investment category [Text Block]
The following table presents the weighted-average long-term target asset allocations and the percentage of the fair value of plan assets for our U.S. qualified and international pension plans and postretirement plans by major investment category:

	AS OF DECEMBER 31,
	TARGET ALLOCATION PERCENTAGE	PERCENTAGE OF PLAN ASSETS
(PERCENTAGES)	2010	2010	2009
U.S. qualified pension plans:
Cash and cash equivalents	5	11.3	6.1
Equity securities	49	42.2	47.1
Debt securities	34	33.6	33.8
Real estate and other investments	12	12.9	13.0
Total	100	100.0	100.0
International pension plans:
Cash and cash equivalents	—	7.7	6.1
Equity securities	53	49.8	49.9
Debt securities	31	31.6	33.8
Real estate and other investments	16	10.9	10.2
Total	100	100.0	100.0
U.S. postretirement plans:
Cash and cash equivalents	2	11.0	9.4
Equity securities	57	51.0	50.9
Debt securities	38	34.6	35.6
Real estate and other investments	3	3.4	4.1
Total	100	100.0	100.0

Schedule of expected future cash flow [Text Block]
The following table presents expected future cash flow information as of December 31, 2010:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POST RETIREMENT PLANS
Expected employer contributions:
2011	$407	$99	$443	$254
Expected benefit payments:
2011	$929	$155	$382	$293
2012	656	104	399	302
2013	695	103	406	310
2014	857	110	424	321
2015	770	116	448	328
2016–2020	4,653	702	2,509	1,742

The table reflects the total U.S. and international plan benefits projected to be paid from the plans or from our general assets under the current actuarial assumptions used for the calculation of the benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.

Share-Based Payments (Table)	12 Months Ended
Dec. 31, 2010
Share Based Payments [Line Items]
Schedule of share based compensation expense and associated tax benefit [Text Block]
The components of share-based compensation expense and the associated tax benefit follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Stock option expense	$150	$165	$194
Restricted stock unit expense	211	183	169
PSA and PCSA (expense reduction)/expense	14	(17)	(2)
Short-term incentive award expense	—	1	13
TSRU expense	28	15	10
Directors’ compensation	2	2	—
Share-based payment expense	405	349	384
Tax benefit for share-based compensation expense	(129)	(99)	(114)
Share-based payment expense, net of tax	$276	$250	$270

Stock Options [Member]
Share Based Payments [Line Items]
Schedule of valuation assumptions [Text Block]
The fair-value-based method for valuing each stock option grant on the grant date uses, for virtually all grants, the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
Expected dividend yield(a)	4.00%	4.90%	5.54%
Risk-free interest rate(b)	2.87%	2.69%	2.90%
Expected stock price volatility(c)	26.85%	41.36%	27.21%
Expected term(d) (years)	6.25	6.0	5.75

(a)	Determined using a constant dividend yield during the expected term of the option.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using historical exercise and post-vesting termination patterns.

Schedule of stock option actvity [Text Block]
The following table summarizes all stock option activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED-AVERAGE EXERCISE PRICE PER SHARE	WEIGHTED-AVERAGE REMAINING CONTRACTUAL TERM (YEARS)	AGGREGATE INTRINSIC VALUE(a) (MILLIONS)
Outstanding, December 31, 2009	447,693	$30.11
Granted	70,327	17.62
Exercised	(1,280)	12.80
Forfeited	(5,997)	18.56
Canceled	(52,139)	31.07
Outstanding, December 31, 2010	458,604	28.29	4.7	$215
Vested and expected to vest(b), December 31, 2010	451,279	28.46	4.6	$205
Exercisable, December 31, 2010	311,919	33.36	2.9	$3

(a)	Market price of underlying Pfizer common stock less exercise price.

(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

Summary of stock option activity data [Text Block]
The following table provides data related to all stock option activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS AND YEARS)	2010	2009	2008
Weighted-average grant date fair value per stock option	$3.25	$3.30	$3.30
Aggregate intrinsic value on exercise	$5	$2	$9
Cash received upon exercise	$16	$7	$29
Tax benefits realized related to exercise	$1	$1	$3
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$178	$147	$159
Weighted-average period in years over which stock option compensation cost is expected to be recognized	1.3	1.2	1.1

Restricted Stock Units [Member]
Share Based Payments [Line Items]
Schedule of stock option actvity [Text Block]
The value of each RSU grant is estimated on the grant date. The fair-value-based method utilizes the closing price of Pfizer common stock on the date of grant. The following table summarizes all RSU activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2009	38,083	$19.90
Granted	17,493	17.55
Vested	(12,705)	24.48
Reinvested dividend equivalents	1,764	16.90
Forfeited	(3,458)	17.36
Nonvested, December 31, 2010	41,177	17.57

Summary of stock option activity data [Text Block]
The following table provides data related to all RSU activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS EXCEPT YEARS)	2010	2009	2008
Total grant date fair-value-based amount of shares vested	$311	$131	$119
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$230	$198	$257
Weighted-average period in years over which RSU cost is expected to be recognized	1.4	1.3	1.5

Performance Share Awards [Member]
Share Based Payments [Line Items]
Schedule of valuation assumptions [Text Block]
The weighted-average assumptions used in the valuation of PSAs are as follows:

	YEAR ENDED DECEMBER 31,
	2010	2009	2008
Risk-free interest rate	1.24%	1.95%	2.05%
Expected Pfizer stock price volatility	26.75%	40.40%	27.21%
Average peer stock price volatility	23.64%	36.30%	32.13%
Contractual term in years	3	3	3

Performance Share Awards and Performance Contingent Share Awards [Member]
Share Based Payments [Line Items]
Schedule of stock option actvity [Text Block]
The following table summarizes all PSA and PCSA activity during 2010, with the shares granted representing the maximum award that could be achieved:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2009	6,118	$23.07
Granted	2,531	19.17
Vested	(163)	17.69
Forfeited	(4,023)	20.75
Modifications(a)	706	14.18
Nonvested, December 31, 2010	5,169	21.92

(a)
Modifications include pro-ration of the awards for service to the date of termination for 15 former employees in 2010. The modifications were made at the discretion of the Senior Vice President of Worldwide Human Resources, or her designee for 2010. There was no incremental cost related to the modifications.

Summary of stock option activity data [Text Block]
The following table provides data related to all PSA and PCSA activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT YEARS)	2010	2009	2008
Total intrinsic value of vested PSA/PCSA shares	$3	$37	$15
Total compensation cost related to nonvested PSA grants not yet recognized, pre-tax	$18	$17	$20
Weighted-average period in years over which PSA cost is expected to be recognized	2	2	2

Total Shareholder Return Units [Member]
Share Based Payments [Line Items]
Schedule of valuation assumptions [Text Block]
The fair-value-based method for valuing the TSRUs uses the Monte Carlo simulation model. The model incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

	TSRUs 2010	TSRUs 2009
Expected dividend yield(a)	3.99%	4.55%
Risk-free interest rate(b)	2.34%	2.35%
Expected stock price volatility(c)	26.76%	36.92%
Expected term(d) (years)	5.00	5.00

(a)	Determined using a constant dividend yield during the expected term of the TSRU.

(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.

(c)	Determined using implied volatility, after consideration of historical volatility.

(d)	Determined using the contractual term.

Schedule of stock option actvity [Text Block]
The following summarizes all TSRU activity during 2010:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE VALUE PER SHARE
Nonvested, December 31, 2009	8,681	$17.04
Granted	5,104	17.67
Vested	(78)	16.60
Forfeited	(1,070)	16.96
Nonvested, December 31, 2010	12,637	17.30

Summary of stock option activity data [Text Block]
The following table provides data related to all TSRU activity:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER TSRU AMOUNTS AND YEARS)	2010	2009
Weighted-average grant date fair value per TSRU	$4.25	$4.26
Total compensation cost related to nonvested TSRU grants not yet recognized, pre-tax	$18	$23
Weighted-average period in years over which TSRU cost is expected to be recognized	1.5	2.1

Earnings Per Common Share Attributable to Common Shareholders (Table)	12 Months Ended
Dec. 31, 2010
Earnings Per Share Attributable To Common Shareholders [Abstract]
Schedule Of Earnings Per Share Basic By Common Class And Schedule Of Earnings Per Share Diluted By Common Class [Text Block]
Basic and diluted EPS were computed using the following common share data:

	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2010	2009	2008
EPS Numerator—Basic:
Income from continuing operations	$8,298	$8,630	$8,049
Less: Net income attributable to noncontrolling interests	32	9	23
Income from continuing operations attributable to Pfizer Inc.	8,266	8,621	8,026
Less: Preferred stock dividends—net of tax	2	2	3
Income from continuing operations attributable to Pfizer Inc. common shareholders	8,264	8,619	8,023
Discontinued operations—net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders	$8,255	$8,633	$8,101

EPS Numerator—Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$8,266	$8,621	$8,026
Discontinued operations—net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$8,257	$8,635	$8,104

EPS Denominator:
Weighted-average number of common shares outstanding—Basic	8,036	7,007	6,727
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	38	38	23
Weighted-average number of common shares outstanding—Diluted	8,074	7,045	6,750

Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	413	400	489

(a)
These common stock equivalents were outstanding during 2010, 2009 and 2008 but were not included in the computation of diluted EPS for those years because their inclusion would have had an anti-dilutive effect.

Lease Commitments (Table)	12 Months Ended
Dec. 31, 2010
Lease Commitments [Abstract]
Schedule of operating leases [Text Block]
This table shows future minimum rental commitments under non-cancelable operating leases as of December 31 for the following years:

(MILLIONS OF DOLLARS)	2011	2012	2013	2014	2015	AFTER 2015
Lease commitments	$185	$158	$138	$113	$95	$756

Segment, Geographic and Revenue Information (Table)	12 Months Ended
Dec. 31, 2010
Segment, Geographic and Revenue Information [Abstract]
Schedule of Segment Reporting Information by Segment [Text Block]
Segment revenues and profit are as follows:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	(a)	2009	(a)	2008
Revenues
Biopharmaceutical	$58,523		$45,448		$44,174
Diversified	8,966		4,189		3,592
Corporate/Other(b)	320		372		530
Total revenues	$67,809		$50,009		$48,296
Segment profit/(loss)(c)
Biopharmaceutical	$28,981		$21,939		$21,786
Diversified	2,042		935		972
Corporate/Other(b), (d)	(21,601)		(12,047)		(13,064)
Total profit/(loss)	$9,422		$10,827		$9,694

(a)
Includes revenues and profit/(loss) from legacy Wyeth operations for a full year in 2010. 2009 includes revenues and profit/(loss) from legacy Wyeth operations commencing on the Wyeth acquisition date, October 15, 2009, in accordance with Pfizer’s domestic and international year-ends.

(b)
Corporate/Other includes, among other things, Pfizer CentreSource, which includes contract manufacturing and bulk pharmaceutical chemical sales. Corporate/Other under Segment profit/(loss) also includes, among other things, interest income/(expense), corporate administration expenses, certain performance-based and all share-based compensation expenses, significant impacts of purchase accounting for acquisitions, all acquisition-related costs, substantially all restructurings, significant asset impairments and litigation charges.

(c)
Segment profit/(loss) equals Income from continuing operations before provision for taxes on income. Certain costs are included in Corporate/Other only (see note (b) above). This methodology is utilized by management to evaluate our businesses.

(d)
In 2010, Corporate/Other includes: (i) significant impacts of purchase accounting for acquisitions of  $8.3 billion, including intangible asset amortization and charges related to fair value adjustments of inventory acquired as part of our acquisition of Wyeth and sold during the period; (ii) restructuring and acquisition-related costs of  $4.0 billion, related to our acquisition of Wyeth; (iii) intangible asset impairments of  $2.1 billion primarily related to certain intangible assets acquired as part of our acquisition of Wyeth and to one of our products, Thelin (see Note 3B. Other Significant Transactions and Events: Asset Impairment Charges); (iv) Wyeth-related inventory write-off of  $212 million (which includes a purchase accounting fair value adjustment of  $104 million), primarily related to Biopharmaceutical inventory; (v) an additional  $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary Quigley Company, Inc.; (vi) all share-based compensation expense and (vii) net interest expense of  $1.4 billion.

In 2009, Corporate/Other includes: (i) significant impacts of purchase accounting for acquisitions of  $3.8 billion, including intangible asset amortization and charges related to fair value adjustments of inventory acquired as part of our acquisition of Wyeth and sold during the period; (ii) restructuring and acquisition-related costs of  $4.3 billion, primarily related to our acquisition of Wyeth; (iii) all share-based compensation expense; (iv) a gain of  $482 million related to ViiV (see Note 3E. Other Significant Transactions and Events: Equity-Method Investments); (v) net interest expense of  $487 million; and (vi) an impairment of  $298 million associated with certain materials used in our research and development activities that were no longer considered recoverable.

In 2008, Corporate/Other includes: (i) restructuring charges and implementation costs associated with our cost-reduction initiatives of  $4.2 billion; (ii) significant impacts of purchase accounting for acquisitions of  $3.2 billion, including acquired in-process research and development, intangible asset amortization and other charges; (iii) charges of approximately  $2.3 billion related to the resolution of certain investigations concerning Bextra and various other products, as well as certain other investigations, and charges of approximately  $900 million associated with the resolution of certain litigation involving our NSAID pain medicines; (iv) all share-based compensation expense; (v) net interest income of  $772 million; (vi) asset impairment charges of  $213 million; and (vii) acquisition-related costs of  $49 million.

Schedule of segment assets, property, plant and equipment additions, and depreciation amortization [Text Block]
Additional details follow:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010(a)	2009(a)	2008
Identifiable assets
Biopharmaceutical	$123,560	$140,008	$60,591
Diversified	18,255	19,470	2,808
Discontinued operations/Held for sale	561	496	148
Corporate/Other(b), (c)	52,638	52,975	47,601
Total identifiable assets	$195,014	$212,949	$111,148
Property, plant and equipment additions(d)
Biopharmaceutical	$1,263	$985	$1,351
Diversified	160	147	265
Corporate/Other(b)	90	73	85
Total property, plant and equipment additions	$1,513	$1,205	$1,701
Depreciation and amortization(d)
Biopharmaceutical	$2,731	$1,672	$2,223
Diversified	183	113	108
Corporate/Other(b), (e)	5,573	2,972	2,759
Total depreciation and amortization	$8,487	$4,757	$5,090

(a)	Reflects legacy Wyeth amounts for a full year in 2010. 2009 reflects legacy Wyeth amounts commencing on the Wyeth acquisition date, October 15, 2009.

(b)	Corporate/Other includes Pfizer CentreSource, which includes contract manufacturing and bulk pharmaceutical chemical sales.

(c)	Assets included within Corporate/Other are primarily cash and cash equivalents, short-term investments, long-term investments and loans and tax assets.

(d)	Certain production facilities are shared. Property, plant and equipment, as well as capital additions and depreciation, are allocated based on estimates of physical production.

(e)	Corporate/Other includes non-cash charges associated with purchase accounting related to intangible asset amortization of $5.3 billion in 2010, $2.7 billion in 2009 and $2.5 billion in 2008.

Schedule of Revenues and Long - Lived Assets by Geographic Area [Text Block]
Revenues and long-lived assets by geographic region are as follows:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2010(a)	2009(a)	2008
Revenues
United States	$29,046	$21,749	$20,401
Developed Europe(b)	16,665	12,892	13,180
Developed Rest of World(c)	10,091	8,196	7,511
Emerging Markets(d)	12,007	7,172	7,204
Consolidated	$67,809	$50,009	$48,296
Long-lived assets(e)
United States	$43,665	$50,901	$17,296
Developed Europe(b)	26,729	32,057	11,947
Developed Rest of World(c)	1,822	1,936	516
Emerging Markets(d)	4,465	5,901	1,249
Consolidated	$76,681	$90,795	$31,008

(a)	Reflects legacy Wyeth amounts for a full year in 2010. 2009 reflects legacy Wyeth amounts commencing on the Wyeth acquisition date, October 15, 2009.

(b)	Developed Europe region includes the following markets: Western Europe and the Scandinavian countries.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.

(d)
Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe, Russia and Turkey.

(e)	Long-lived assets include identifiable intangible assets (excluding goodwill) and property, plant and equipment.

Schedule of Revenue by Products [Text Block]
Significant product revenues are as follows:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2010	2009	2008
Biopharmaceutical products:
Lipitor	$10,733	$11,434	$12,401
Enbrel(a), (b)	3,274	378	—
Lyrica	3,063	2,840	2,573
Prevnar/Prevenar 13(a)	2,416	—	—
Celebrex	2,374	2,383	2,489
Viagra	1,928	1,892	1,934
Xalatan/Xalacom	1,749	1,737	1,745
Effexor(a)	1,718	520	—
Norvasc	1,506	1,973	2,244
Prevnar/Prevenar (7-valent)(a)	1,253	287	—
Zyvox	1,176	1,141	1,115
Sutent	1,066	964	847
Premarin family(a)	1,040	213	—
Geodon/Zeldox	1,027	1,002	1,007
Detrol/Detrol LA	1,013	1,154	1,214
Zosyn/Tazocin(a)	952	184	—
Genotropin	885	887	898
Vfend	825	798	743
Chantix/Champix	755	700	846
Protonix(a)	690	68	—
BeneFIX(a)	643	98	—
Zoloft	532	516	539
Caduet	527	548	589
Aromasin	483	483	465
Revatio	481	450	336
Pristiq(a)	466	82	—
Medrol	455	457	459
Aricept(c)	417	432	482
Zithromax/Zmax	415	430	429
Cardura	413	457	499
ReFacto AF/Xyntha(a)	404	47	—
BMP2(a)	400	81	—
Rapamune(a)	388	57	—
Fragmin	341	359	316
Tygacil(a)	324	54	—
Alliance revenues(d)	4,084	2,925	2,251
All other(e)	8,307	7,417	7,753
Total Biopharmaceutical products	58,523	45,448	44,174
Diversified products:
Animal Health(e)	3,575	2,764	2,825
Consumer Healthcare(a)	2,772	494	—
Nutrition(a)	1,867	191	—
Capsugel	752	740	767
Total Diversified products	8,966	4,189	3,592
Corporate/Other	320	372	530
Total revenues	$67,809	$50,009	$48,296

(a)
Legacy Wyeth products. Legacy Wyeth operations are included for a full year in 2010. In accordance with Pfizer’s domestic and international year-ends, 2009 includes approximately two-and-a-half months of Wyeth’s U.S. operations and approximately one-and-a-half months of Wyeth’s international operations in 2009.

(b)	Outside the U.S. and Canada.

(c)	Represents direct sales under license agreement with Eisai.

(d)	Enbrel (in the U.S. and Canada)(a), Aricept, Exforge, Rebif and Spiriva.

(e)	Includes legacy Pfizer products in 2010, 2009 and 2008. Also includes legacy Wyeth products in 2010 and, as described in note (a) above, during a portion of 2009.

Significant Accounting Policies (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Oct. 15, 2009 Wyeth [Member]
Significant Accounting Policies [Line Items]
Acquisition of Wyeth in a cash-and-stock transaction, value				$ 68,236,000,000
Accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and charge-backs.	3,000,000,000	2,100,000,000
Advertising expenses	4,000,000,000	2,900,000,000	2,600,000,000
Measure the benefit likely of being realized upon settlement, percent greater than	$ 50.00%

Acquisition of Wyeth (Detail) (USD $)	Dec. 31, 2010	Dec. 31, 2009 Wyeth [Member]	Dec. 31, 2009 Wyeth [Member]	Dec. 31, 2008 Wyeth [Member]	Oct. 15, 2009 Wyeth [Member]	Dec. 31, 2010 Amounts Previously Recognized as of Acquisition Date (provisional) [Member]	Dec. 31, 2010 Measurement Period Adjustments [Member]	Dec. 31, 2010 Amounts Recognized as of Acquisition Date (final) [Member]	Dec. 31, 2010 Amounts Recognized as of Acquisition Date (final) [Member] Biopharmaceutical [Member]	Dec. 31, 2010 Amounts Recognized as of Acquisition Date (final) [Member] Diversified [Member]
Business Acquisition Purchase Price
Acquisition Purchase Price					$ 68,236,000,000
Fair Value of Consideration Transferred
Wyeth common stock outstanding as of the acquisition date					1,339,600,000
Multiplied by Pfizer's stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ( $17.66(a) x 0.985)					$ 0.985
Pfizer stock price					$ 17.66
Merger consideration - price per share					$ 17.4
Cash consideration per common share					$ 33
Fair Value of Wyeth common stock calculated using Pfizer stock price					23,303,000,000
Fair Value of Wyeth common stock multiplied by the merger consideration					44,208,000,000
Fair value of Wyeth stock options canceled for a cash payment					405,000,000
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment					320,000,000
Footnote Abstract
Pfizer treasury stock			1,300,000,000
Recording of Assets Acquired and Liabilities Assumed [Abstract]
Working capital, excluding inventories						16,342,000,000		16,366,000,000
Inventories						8,388,000,000		7,971,000,000
Property, plant and equipment						10,054,000,000		9,838,000,000
Identifiable intangible assets, excluding in-process research and development						37,595,000,000		36,062,000,000
In-process research and development						14,918,000,000		13,822,000,000
Other noncurrent assets						2,394,000,000		2,394,000,000
Long-term debt						(11,187,000,000)		(11,187,000,000)
Benefit obligations						(3,211,000,000)		(3,175,000,000)
Net tax accounts						(24,773,000,000)		(23,738,000,000)
Other noncurrent liabilities						(1,908,000,000)		(1,908,000,000)
Total identifiable net assets						48,612,000,000		46,445,000,000
Goodwill						19,954,000,000		22,117,000,000	19,340,000,000	2,777,000,000
Net assets acquired						68,566,000,000		68,562,000,000
Less: Amounts attributable to noncontrolling interests						(330,000,000)		(326,000,000)
Total consideration transferred						68,236,000,000		68,236,000,000
Measurement Period Adjustments
Working capital, excluding inventories							24,000,000
Inventories		904,000,000	904,000,000				(417,000,000)
Property, plant and equipment							(216,000,000)
Identifiable intangible assets, excluding in-process research and development							(1,533,000,000)
In - process research and development							(1,096,000,000)
Benefit obligations							36,000,000
Net tax accounts							1,035,000,000
Total identifiable net assets							(2,167,000,000)
Goodwill							2,163,000,000
Net assets acquired							(4,000,000)
Less: Amounts attributable to noncontrolling interests							4,000,000
Recording Of Assets Acquired And Liabiltiies Assumed Narrative
Taxes and other current assets, included taxes from acquisition	1,200,000,000
Taxes and other noncurrent assets, included taxes from acquisition	2,800,000,000
Income taxes payable, included taxes from acquisition	500,000,000
Other current liabilities, included taxes from acquisition	11,100,000,000
Noncurrent deferred tax liabilities, included taxes from acquisition	14,000,000,000
Other taxes payable, included taxes from acquisition	2,100,000,000
Accrued interest, included taxes from acquisition	300,000,000
Liabilities for environmental matters					570,000,000
Liabilities for legal contingencies					1,300,000,000
Additional adjustments for legal matters					260,000,000
Net liabilities for income taxes					23,700,000,000
Uncertain tax positions					1,800,000,000
Additional adjustments for tax impact of fair value adjustments					14,400,000,000
Additional adjustments intended to be resolved in manner different from what was planned or intended.					10,500,000,000
Total merger consideration, per share					$ 50.4
Gross contractual amount receivable					4,200,000,000
Gross contractual amount receivable, estimated uncollectible					140,000,000
Actual and Pro Forma Impact Of Acquisition Narrative
Elimination of historical intangible asset amortization expense			88,000,000	79,000,000
Amortization expense related to the fair value of identifiable intangible assets acquired			2,400,000,000	2,900,000,000
Additional depreciation expense			200,000,000	266,000,000
Additional interest expense			316,000,000	1,200,000,000
Interest income reduction			320,000,000	857,000,000
Reduction interest expense			129,000,000	163,000,000
Elimination of acquisition costs			834,000,000
Effective income tax rate for incremental debt			38.30%
Effective income tax rate on elimination of acquistion costs			28.40%
Actual Impact of Acquisition Abstract
Revenues		3,303,000,000
Loss from continuing operations attributable to Pfizer Inc. common shareholders		(2,191,000,000)
Actual Impact of Acquisition Narrative Abstract
Purchase accounting adjustment for amortization of identifiable intangible assets acquired		512,000,000
Purchase accounting adjustment for restructuring and additional depreciation - asset restructuring		2,100,000,000
Pro Forma Impact of Acquisition Abstract
Revenues			68,599,000,000	71,130,000,000
Income from continuing operations attributable to Pfizer Inc. common shareholders			$ 11,537,000,000	$ 8,917,000,000
Diluted earnings per common share attributable to Pfizer Inc. common shareholders			$ 1.43	$ 1.11

Other Significant Transactions and Events (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended			1 Months Ended	3 Months Ended			12 Months Ended						12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended		12 Months Ended		3 Months Ended	12 Months Ended	3 Months Ended		12 Months Ended	1 Months Ended		3 Months Ended	12 Months Ended	3 Months Ended
	Dec. 31, 2010	Oct. 03, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 31, 2005 Quigley Company Inc [Member]	Dec. 31, 2010 Quigley Company Inc [Member]	Oct. 03, 2010 Quigley Company Inc [Member]	Sep. 26, 2004 Quigley Company Inc [Member]	Dec. 31, 2010 Quigley Company Inc [Member]	Dec. 31, 2010 United States	Dec. 31, 2010 International	Dec. 31, 2008 International	Dec. 31, 2010 Teuto [Member]	Dec. 31, 2012 Teuto [Member]	Dec. 31, 2010 Pfizer [Member]	Dec. 31, 2010 GlaxoSmithKline Plc [Member]	Dec. 31, 2009 ViiV [Member]	Dec. 31, 2009 ViiV [Member]	Dec. 31, 2008 Schering Plough [Member]	Jun. 29, 2008 Encysive Pharmaceuticals Inc and Serenex Inc [Member]	Jun. 29, 2008 Encysive Pharmaceuticals [Member]	Mar. 30, 2008 CovX, Coley Pharmaceutical Group Inc, and other Animal Health [Member]	Dec. 31, 2010 CovX [Member]	Dec. 31, 2009 CovX [Member]	Dec. 31, 2008 Certain equity investments and Exubera [Member]	Oct. 06, 2010 FoldRx [Member]	Dec. 31, 2010 Biopharmaceutical [Member]	Dec. 31, 2010 Diversified [Member]	Dec. 31, 2008 Bextra and other [Member]	Dec. 31, 2008 Bextra and other [Member]	Sep. 27, 2009 Bextra [Member]	Sep. 28, 2008 Bextra [Member]	Dec. 31, 2009 Bextra [Member]	Sep. 30, 2009 Geodon [Member]	Oct. 31, 2008 Bextra and Celebrex [Member]	Sep. 28, 2008 Bextra and Celebrex [Member]	Dec. 31, 2009 Bextra and Celebrex [Member]	Sep. 28, 2008 Bextra and Celebrex [Member] Class Action Lawsuit [Member]	Dec. 31, 2010 Thelin [Member]
Other Significant Transactions and Events [Line Items]
Other taxes payable	$ 6,245		$ 9,000	$ 6,245	$ 9,000
Tax Effect Net Operating Losses						711
Interest on unrecognized tax benefits	600			545								600	140
Tax benefits for resolution of certain tax positions	1,400			320		305						1,400	320	305
Intangible asset impairment charge				1,800																									(1,400)	(700)
Asset write-offs and impairment charges				3,486	305	570																					143														300
Write-off of inventory		212
Purchase accounting significant impacts Inventory		104
Research and development asset impairment charge			417
Asbestos And Environmental Claims Gross Charges								620	701		1,300
Equity stake acquired, ownership percent															40.00%		15.00%	85.00%
Equity stake acquired, amount invested															230
Option to acquire remaining ownership percent															60.00%
Equity interest in ViiV, Varying																	9.00%	69.50%
Equity interest in ViiV, Varying																	30.50%	91.00%
Recognized a gain in connection with the formation of ViiV Healthcare Limited																			482
Pfizer's share of gain with formation																				72
Investment Not Readily Marketable Terminal Year Growth Rate																			3.00%
Acquisition Purchase Price																					170		200					400
Acquisition-related in-process research and development charges																						170		440	125	68
Intangible assets through acquisition of Encysive and Serenex																						450
Pre-tax charge, agreement-in-principle with the U.S. Department of Justice (DOJ) to resolve previously reported investigations regarding past off-label promotional practices concerning Bextra, as well as certain other investigations				1,737	234	3,300				369																					2,300	2,300
Liability paid, agreement-in-principle with the U.S. Department of Justice (DOJ) to resolve previously reported investigations regarding past off-label promotional practices concerning Bextra, as well as certain other investigations																																			2,300
Tax benefit				1,124	2,197	1,645																											174
Litigation charge, state civil consumer protection allegations related to our past promotional practices concerning Geodon																																				33
Percentage of claims outstanding							80.00%																														90.00%
Pre-tax charges, production litigation																																		60	745			745		89
Number of states that have civil claims																																		33
Payments to states that have adopted compliance measures that complement policies and procedures previously established by Pfizer																																		60
Insurance recoveries, Selling, informational and administrative expenses																																							170
Product liability adjustment						217
Acquisition purchase price paid																												200
Contingent consideration, estimated acquisition date fair value																												200
Business combination contingent consideration arrangements fair value																												455
Identifiable intangible assets-in process research and development acquired																												500
Goodwill Acquired	43,947		42,376	43,947	42,376	21,464																						60
Performance-based milestone payment																$ 200
Discount rate															17.00%				11.00%

Cost-Reduction Initiatives and Acquisition-Related Costs (Detail) (USD $)	12 Months Ended			72 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010	Sep. 27, 2009	Jun. 03, 2009	Mar. 24, 2009	Mar. 12, 2009
Cost Reduction Initiatives and Acquisition Costs of Wyeth
Transaction costs	$ 23,000,000	$ 768,000,000
Integration costs	1,004,000,000	569,000,000	49,000,000
Restructuring charges
Employee termination costs	1,125,000,000	2,571,000,000	2,004,000,000
Asset impairments	870,000,000	159,000,000	543,000,000
Other	192,000,000	270,000,000	79,000,000
Restructuring charges and certain acquisition-related costs	3,214,000,000	4,337,000,000	2,675,000,000
Additional depreciation-asset restructuring, recorded in our Consolidated Statements of Income as follows:
Cost of Sales	16,279,000,000	8,888,000,000	8,112,000,000
Selling, informational and administrative expenses	19,614,000,000	14,875,000,000	14,537,000,000
Research and development expenses	9,413,000,000	7,845,000,000	7,945,000,000
Total additional depreciation-asset restructuring	787,000,000	241,000,000	786,000,000
Implementation costs		250,000,000	819,000,000
Total	4,001,000,000	4,828,000,000	4,280,000,000
Footnote information
Unused Bridge Loan								22,500,000,000
Senior unsecured notes					24,000,000,000	10,500,000,000	13,500,000,000
Estimated Employee Terminations				49,000
Actual Employees Terminated	36,400			36,400
Other deductions - net	4,338,000,000	292,000,000	2,032,000,000
Additional depreciation asset restructuring [Member]
Additional depreciation-asset restructuring, recorded in our Consolidated Statements of Income as follows:
Cost of Sales	526,000,000	133,000,000	596,000,000
Selling, informational and administrative expenses	227,000,000	53,000,000	19,000,000
Research and development expenses	34,000,000	55,000,000	171,000,000
Total additional depreciation-asset restructuring	787,000,000	241,000,000	786,000,000
Implementation costs [Member]
Additional depreciation-asset restructuring, recorded in our Consolidated Statements of Income as follows:
Cost of Sales		42,000,000	149,000,000
Selling, informational and administrative expenses		166,000,000	394,000,000
Research and development expenses		36,000,000	262,000,000
Total additional depreciation-asset restructuring		$ 6,000,000	$ 14,000,000

Cost Reduction Initiatives And Acquisition Related Costs - Restructuring Charges (Detail) (USD $) In Millions	72 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Restructuring charges
Costs Incurred	$ 12,070
Activity	9,811
Accrual	2,259
Restructuring charges footnote information
Other current liabilities	14,305	13,583
Other noncurrent liabilities	5,601	5,611
Employee termination costs [Member]
Restructuring charges
Costs Incurred	8,846
Activity	6,688
Accrual	2,158
Asset impairments [Member]
Restructuring charges
Costs Incurred	2,322
Activity	2,322
Accrual
Other [Member]
Restructuring charges
Costs Incurred	902
Activity	801
Accrual	101
Restructuring Accrual [Member]
Restructuring charges footnote information
Other current liabilities	1,600
Other noncurrent liabilities	$ 652

Collaborative Arrangements (Detail) (Collaborative Partner [Member], USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Collaborative Arrangements [Line Items]
Revenues - Revenues	$ 568	$ 593	$ 488
Revenues - Alliance revenues	4,084	2,925	2,251
Total revenues from collaborative arrangements	4,652	3,518	2,739
Cost of sales	(109)	(166)	(147)
Selling, informational and administrative expenses	(131)	10	75
Research and development expenses	(316)	(361)	(476)
Other deductions - net	37	37
Narrative information:
Upfront payments and milestone payments	$ 147	$ 150	$ 300

Other (Income) Deductions - Net (Detail) (USD $)	12 Months Ended						3 Months Ended				12 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Sep. 27, 2009	Jun. 03, 2009	Mar. 24, 2009	Dec. 31, 2009 ViiV [Member]	Dec. 31, 2010 Quigley Company Inc [Member]	Oct. 03, 2010 Quigley Company Inc [Member]	Sep. 26, 2004 Quigley Company Inc [Member]	Dec. 31, 2010 Quigley Company Inc [Member]	Dec. 31, 2008 Bextra and other [Member]	Dec. 31, 2008 Bextra and other [Member]	Dec. 31, 2008 NSAID [Member]
Other (Income) Deductions - Net [Line Items]
Interest income	$ (402,000,000)	$ (746,000,000)	$ (1,288,000,000)
Interest expense	1,799,000,000	1,233,000,000	516,000,000
Net interest expense/(income)	1,397,000,000	487,000,000	(772,000,000)
Royalty - related income	(579,000,000)	(243,000,000)	(673,000,000)
Net gain on asset disposals	(262,000,000)	(188,000,000)	(14,000,000)
Legal matters, net	1,737,000,000	234,000,000	3,300,000,000							369,000,000		2,300,000,000	2,300,000,000
Gain related to ViiV							482,000,000
Certain asset impairment charges	2,175,000,000	417,000,000	143,000,000
Other, net	(130,000,000)	67,000,000	48,000,000
Other (income)/deductions-net	4,338,000,000	292,000,000	2,032,000,000
Footnote information
Senior unsecured notes				24,000,000,000	10,500,000,000	13,500,000,000
Capitalized interest expense	36,000,000	34,000,000	46,000,000
Sale of certain royalty rights			425,000,000
Gross realized gains on sales of available-for-sale securities	153,000,000	186,000,000	20,000,000
Gross realized losses on sales of available-for-sale securities	12,000,000	43,000,000
Proceeds from the sale of available-for-sale securities	5,300,000,000	27,000,000,000	2,200,000,000
Legal matter, asbestos litigation								620,000,000	701,000,000		1,300,000,000
Charges related to our agreements and our agreements-in-principle to resolve certain litigation and claims involving our non-steroidal anti-inflammatory (NSAID) pain medicines														$ 900,000,000

Taxes on Income (Detail) (USD $)	3 Months Ended	12 Months Ended												3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 United States	Dec. 31, 2009 United States	Dec. 31, 2008 United States	Dec. 31, 2010 International	Dec. 31, 2009 International	Dec. 31, 2008 International	Dec. 31, 2008 Pharmacia [Member]	Dec. 31, 2009 Vicuron [Member]	Dec. 31, 2008 Esperion [Member]	Sep. 27, 2009 Bextra and other [Member]	Dec. 31, 2008 Bextra and other [Member]
Income from continuing operations before provision for taxes on income, and income attributable to non-controlling interests consist of the following:
Income from continuing operations before provision for taxes on income		$ 9,422,000,000	$ 10,827,000,000	$ 9,694,000,000	$ (2,477,000,000)	$ (3,632,000,000)	$ (1,760,000,000)	$ 11,899,000,000	$ 14,459,000,000	$ 11,454,000,000
Current income taxes:
Federal		(2,774,000,000)	10,169,000,000	707,000,000
State and local		(313,000,000)	71,000,000	154,000,000
Deferred income taxes:
Federal		2,033,000,000	(10,002,000,000)	106,000,000
State and local		(6,000,000)	(93,000,000)	(136,000,000)
Total U.S. tax (benefit)/provision		(1,060,000,000)	145,000,000	831,000,000
International:
Current income taxes		2,258,000,000	1,539,000,000	2,115,000,000
Deferred income taxes		(74,000,000)	513,000,000	(1,301,000,000)
Total international tax provision		2,184,000,000	2,052,000,000	814,000,000
Total provision for taxes on income		1,124,000,000	2,197,000,000	1,645,000,000							4,000,000
Tax Rate Reconciliation Reconciliation of the U.S. statutory income tax rate to our effective tax rate for income from continuing operations follows:
U.S. statutory income tax rate		35.00%	35.00%	35.00%
Earnings taxed at other than U.S. statutory rate		2.50%	(9.30%)	(20.20%)
Resolution of certain tax positions		(26.40%)		(3.10%)
Sales of biopharmaceutical companies			(5.10%)	(4.30%)
U.S. healthcare legislation		2.80%
U.S. research tax credit and manufacturing deduction		(2.30%)	(1.30%)	(1.20%)
Legal settlements		0.40%	(1.60%)	9.00%
Acquired IPR&D		0.50%	0.20%	2.10%
Wyeth acquisition - related costs		0.50%	2.40%
All other - net		(1.10%)		(0.30%)
Effective tax rate for income from continuing operations		11.90%	20.30%	17.00%
Deferred Taxes Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts. The tax effect of the major items recorded as deferred tax assets and liabilities, shown before jurisdictional netting, as of December 31 is as follows:
Prepaid/deferred items - Deferred tax assets	1,321,000,000	1,321,000,000	1,330,000,000
Prepaid/deferred items - Deferred tax liabilities	(112,000,000)	(112,000,000)	(60,000,000)
Inventories - Deferred tax assets	132,000,000	132,000,000	437,000,000
Inventories - Deferred tax liabilities	(59,000,000)	(59,000,000)	(859,000,000)
Intangibles - Deferred tax assets	1,165,000,000	1,165,000,000	949,000,000
Intangibles - Deferred tax liabilities	(17,104,000,000)	(17,104,000,000)	(19,802,000,000)
Property, plant and equipment - Deferred tax assets	420,000,000	420,000,000	715,000,000
Property, plant and equipment - Deferred tax liabilities	(2,146,000,000)	(2,146,000,000)	(2,014,000,000)
Employee benefits - Deferred tax assets	4,479,000,000	4,479,000,000	4,786,000,000
Employee benefits - Deferred tax liabilities	(56,000,000)	(56,000,000)	(66,000,000)
Restructurings and other charges - Deferred tax assets	1,359,000,000	1,359,000,000	884,000,000
Restructurings and other charges - Deferred tax liabilities	(70,000,000)	(70,000,000)	(8,000,000)
Legal and product liability reserves - Deferred tax assets	1,411,000,000	1,411,000,000	1,010,000,000
Net operating loss/credit carryforwards - Deferred tax assets	4,575,000,000	4,575,000,000	4,658,000,000
Unremitted earnings - Deferred tax liabilities	(9,524,000,000)	(9,524,000,000)	(7,057,000,000)
State and local tax adjustments - Deferred tax assets	452,000,000	452,000,000	747,000,000
All other - Deferred tax assets	607,000,000	607,000,000	744,000,000
All other - Deferred tax liabilities	(575,000,000)	(575,000,000)	(187,000,000)
Subtotal - Deferred tax assets	15,921,000,000	15,921,000,000	16,260,000,000
Valuation allowance	(894,000,000)	(894,000,000)	(353,000,000)
Total deferred taxes - Deferred tax assets	15,027,000,000	15,027,000,000	15,907,000,000
Total/Subtotal deferred taxes - Deferred tax liabilities	(29,646,000,000)	(29,646,000,000)	(30,053,000,000)
Current:
Taxes and other current assets	2,951,000,000	2,951,000,000	2,591,000,000
Other current liabilities	(111,000,000)	(111,000,000)	(226,000,000)
Noncurrent:
Taxes and other noncurrent assets	1,189,000,000	1,189,000,000	1,328,000,000
Noncurrent deferred tax liabilities	(18,648,000,000)	(18,648,000,000)	(17,839,000,000)
Net deferred tax liability	(14,619,000,000)	(14,619,000,000)	(14,146,000,000)
Taxes on income narrative:
Tax benefits for resolution of certain tax positions	1,400,000,000	320,000,000		305,000,000	1,400,000,000			320,000,000		305,000,000		556,000,000	426,000,000	174,000,000
Interest on unrecognized tax benefits	600,000,000	545,000,000			600,000,000			140,000,000
Deferred tax asset write - off		270,000,000
Pre-tax charge, agreement-in-principle with the U.S. Department of Justice (DOJ) to resolve previously reported investigations regarding past off-label promotional practices concerning Bextra, as well as certain other investigations		1,737,000,000	234,000,000	3,300,000,000											2,300,000,000
Realization tax effect in net operating losses				711,000,000
Unremitted Earnings Tax Liability Not Recognized Amount								48,200,000,000
Current Deferred Tax Assets And Other Assets Current	8,411,000,000	8,411,000,000	6,962,000,000
Unrecognized Tax Benefits Net Liabilities	5,800,000,000	5,800,000,000	6,400,000,000
Unrecognized Tax Benefits Assets	$ 1,000,000,000	$ 1,000,000,000	$ 1,300,000,000

Taxes on Income - Reconciliation of the beginning and ending amounts of gross unrecognized tax benefits (Detail) (USD $) In Millions	3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits is as follows:
Balance, January 1		$ (7,657)	$ (5,372)
Acquisition of Wyeth		(49)	(1,785)
Increases based on tax positions taken during a prior period		(513)	(79)
Decreases based on tax positions taken during a prior period		2,384	38
Decreases based on cash payments for a prior period		280
Increases based on tax positions taken during the current period		(1,396)	(941)
Decreases based on tax positions taken during the current period			712
Impact of foreign exchange		104	(284)
Other, net		88	54
Balance, December 31	(6,759)	(6,759)	(7,657)	(5,372)
Taxes on Income - Reconciliation of gross unrecognized tax benefits narrative:
Income taxes payable	946	946	10,107
Taxes and other noncurrent assets	4,170	4,170	4,986
Taxes and other current assets	8,411	8,411	6,962
Other taxes payable	6,245	6,245	9,000
Noncurrent deferred tax liabilities	18,648	18,648	17,839
Interest expense related to our unrecognized tax benefits			191	106
Gross accrued interest	952	952	1,900
Estimated decrease of gross unrecognized tax benefits within the next 12 months	750	750
Tax benefits for resolution of certain tax positions	1,400	320		305
Interest on unrecognized tax benefits	600	545
Gross accrued interest [Member]
Taxes on Income - Reconciliation of gross unrecognized tax benefits narrative:
Income taxes payable	112	112	90
Taxes and other current assets	122	122	55
Other taxes payable	718	718	1,800
Unrecognized tax benefit [Member]
Taxes on Income - Reconciliation of gross unrecognized tax benefits narrative:
Income taxes payable	421	421	144
Taxes and other noncurrent assets	169	169
Taxes and other current assets	279	279	78
Other taxes payable	5,500	5,500	7,200
Noncurrent deferred tax liabilities	369	369	208
Tax benefits for resolution of certain tax positions		1,700
Wyeth [Member]
Taxes on Income - Reconciliation of gross unrecognized tax benefits narrative:
Gross accrued interest	$ 300	$ 300

Other Comprehensive Income/(Loss) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	$ 552
Other Comprehensive Income Loss [Abstract]
Total other comprehensive income/(loss)	(3,988)	5,126	(6,833)
Balance	(3,440)	552
Other comprehensive income / (loss) narrative:
Foreign currency translation adjustments attributable to noncontrolling interests	4	5	35
Unrealized holding gains on derivative financials	7
CURRENCY TRANSLATION ADJUSTMENT AND OTHER
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	3,550	(1,389)	3,872
Other Comprehensive Income Loss [Abstract]
Foreign currency translation adjustments	(3,544)	4,978	(5,898)
Reclassification adjustments to income	(7)	5	(2)
Other	5	2	10
Income taxes	165	(46)	629
Balance	169	3,550	(1,389)
DERIVATIVE FINANCIAL INSTRUMENTS
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	6	28	(32)
Other Comprehensive Income Loss [Abstract]
Unrealized holding gains	(1,043)	291	69
Reclassification adjustments to income	702	(299)
Income taxes	127	(14)	(9)
Balance	(208)	6	28
AVAILABLE FOR-SALE SECURITIES
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	269	(86)	54
Other Comprehensive Income Loss [Abstract]
Unrealized holding gains	7	576	(193)
Reclassification adjustments to income	(141)	(143)	(20)
Income taxes	22	(78)	73
Balance	157	269	(86)
ACTUARIAL GAINS / (LOSSES)
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	(3,367)	(3,132)	(1,567)
Other Comprehensive Income Loss [Abstract]
Actuarial gains/(losses) and other benefit plan items	(1,428)	(701)	(3,098)
Amortization of actuarial losses and other benefit plan items	262	291	130
Curtailments and settlements - net	266	390	280
Other	90	(192)	129
Income taxes	230	(23)	994
Balance	(3,947)	(3,367)	(3,132)
PRIOR SERVICE (COSTS)/ CREDITS AND OTHER
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	94	10	(28)
Other Comprehensive Income Loss [Abstract]
Actuarial gains/(losses) and other benefit plan items	550	154	22
Amortization of actuarial losses and other benefit plan items	(43)	(6)	3
Curtailments and settlements - net	(49)	(5)	3
Other	6	(3)	35
Income taxes	(169)	(56)	(25)
Balance	389	94	10
ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)
Schedule of Other Comprehensive Income/(Loss) [Line items]
Balance	552	(4,569)	2,299
Other Comprehensive Income Loss [Abstract]
Foreign currency translation adjustments	(3,544)	4,978	(5,898)
Unrealized holding gains	(1,036)	867	(124)
Reclassification adjustments to income	554	(437)	(22)
Actuarial gains/(losses) and other benefit plan items	(878)	(547)	(3,076)
Amortization of actuarial losses and other benefit plan items	219	285	133
Curtailments and settlements - net	217	385	283
Other	101	(193)	174
Income taxes	375	(217)	1,662
Total other comprehensive income/(loss)	(3,992)	5,121	(6,868)
Balance	(3,440)	552	(4,569)
Other comprehensive income / (loss) narrative:
Actuarial losses related to benefit plan obligations and plan assets and other benefit plan items	280
Prior service credits related primarily to benefit plan amendments	$ 72

Financial Instruments Assets Measured on Recurring Basis (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	$ 35,544	$ 36,948
Other selected financial assets
Short-term loans, carried at cost	467	1,195
Held - to - maturity debt securities, carried at amortized cost	1,178	812
Private equity securities, carried at cost or equity method	1,135	811
Long-term loans, carried at cost	299	784
Total	3,079	3,602
Total selected financial assets	38,623	40,550
Footnotes to selected financial assets [Abstract]
Available - for - sale equity securities, excluding money market funds	230
Money market funds held in escrow	625	1,200
Trading securities [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	173	184
Available - for - sale debt securities [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	32,699	32,338
Available - for - sale money market funds [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	1,217	2,569
Available - for - sale equity securities, excluding money market funds [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	230	281
Interest rate swaps [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	603	276
Foreign currency forward-exchange contracts [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	494	502
Footnotes to selected financial assets [Abstract]
Instruments used as offsets (assets)	326	100
Foreign currency swaps [Member]
Financial Assets Measured At Fair Value On Recurring Basis
Financial assets measured at fair value on a recurring basis	128	798
Footnotes to selected financial assets [Abstract]
Instruments used as offsets (assets)	17	106
Fair value inputs Level 1 [Member]
Footnotes to selected financial assets [Abstract]
Available - for - sale equity securities, excluding money market funds	$ 105	$ 77

Financial Instruments Liabilities Measured on Recurring Basis (Detail) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Financial Liabilities Measured At Fair Value On Recurring Basis
Financial liabilities measured at fair value on a recurring basis	$ 884,000,000	$ 790,000,000
Other financial liabilities
Short - term borrowings, carried at historical proceeds, as adjusted	5,623,000,000	5,469,000,000
Long-term debt, carried at historical proceeds, as adjusted	38,410,000,000	43,193,000,000
Total	44,033,000,000	48,662,000,000
Total selected financial liabilities	44,917,000,000	49,452,000,000
Fair value of long term debt	42,300,000,000	46,200,000,000
Foreign currency forward-exchange contracts [Member]
Financial Liabilities Measured At Fair Value On Recurring Basis
Financial liabilities measured at fair value on a recurring basis	257,000,000	237,000,000
Other financial liabilities
Instruments used as offsets (liabilities)	186,000,000	122,000,000
Foreign currency swaps [Member]
Financial Liabilities Measured At Fair Value On Recurring Basis
Financial liabilities measured at fair value on a recurring basis	623,000,000	528,000,000
Other financial liabilities
Instruments used as offsets (liabilities)	93,000,000	3,000,000
Interest rate swaps [Member]
Financial Liabilities Measured At Fair Value On Recurring Basis
Financial liabilities measured at fair value on a recurring basis	4,000,000	25,000,000
Foreign currency debt used as hedging instrument [Member]
Other financial liabilities
Long-term debt, carried at historical proceeds, as adjusted	880,000,000	2,100,000,000
Foreign currency borrowings used as hedging instruments [Member]
Other financial liabilities
Short - term borrowings, carried at historical proceeds, as adjusted	$ 2,000,000,000	$ 1,100,000,000

Financial Instruments by Balance Sheet Grouping (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Jun. 03, 2009	Mar. 24, 2009
Assets
Cash and cash equivalents	$ 906	$ 666
Short-term investments	26,277	23,991
Short-term loans	467	1,195
Long-term investments and loans	9,748	13,122
Taxes and other current assets	515	526
Taxes and other noncurrent assets	710	1,050
Total	38,623	40,550
Liabilities
Short-term borrowings, including current portion of long-term debt	5,623	5,469
Other current liabilities	339	369
Long-term debt	38,410	43,193
Other noncurrent liabilities	545	421
Total	44,917	49,452
Foreign currency swaps [Member]
Assets
Taxes and other current assets	21	23
Taxes and other noncurrent assets	107	774
Liabilities
Other current liabilities	79	132
Other noncurrent liabilities	544	396
Interest rate swaps [Member]
Assets
Taxes and other noncurrent assets	603	276
Liabilities
Other current liabilities	3
Other noncurrent liabilities	1	25
Foreign currency forward-exchange contracts [Member]
Assets
Taxes and other current assets	494	503
Liabilities
Other current liabilities	$ 257	$ 237

Financial Instruments Short and Long Term Debt (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Sep. 27, 2009	Jun. 03, 2009	Mar. 24, 2009
Long - Term Debt
Long-term debt	$ 38,410,000,000	$ 43,193,000,000
Current portion not included above	3,502,000,000	27,000,000
Long-term Debt, by Maturity [Abstract]
2012	3,554,000,000
2013	4,081,000,000
2014	4,066,000,000
2015	3,006,000,000
After 2015	23,703,000,000
Short - Term Borrowings
Short-term borrowings, including current portion of long-term debt	5,623,000,000	5,469,000,000
Weighted-average effective interest rate on short-term borrowings outstanding	2.80%	0.70%
Line of credit, maximum borrowing capacity	9,000,000,000
Line of credit, current borrowing capacity before expiration	1,900,000,000
Senior unsecured notes			24,000,000,000	10,500,000,000	13,500,000,000
Debt Instrument Callable Principal Amount Percentage	100.00%
Commercial Paper [Member]
Short - Term Borrowings
Short-term borrowings, including current portion of long-term debt	1,200,000,000	3,900,000,000
Line Of Credit Expiring 2013 [Member]
Short - Term Borrowings
Line of credit, current borrowing capacity able to support commercial paper borrowings before expiration	7,000,000,000
Lines Of Credit [Member]
Short - Term Borrowings
Line of credit, remaining borrowing capacity	8,400,000,000
Line of credit, remaining borrowing capacity, amount lenders have committed to loan us	7,000,000,000
Senior Unsecured Debt At 4.45 March 2012 [Member]
Long - Term Debt
Debt instrument, rate	4.45%
Long-term debt	3,543,000,000	3,510,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	50.00%
Senior Unsecured Debt At 6.20 March 2019 [Member]
Long - Term Debt
Debt instrument, rate	6.20%
Long-term debt	3,247,000,000	3,247,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	50.00%
Senior Unsecured Debt At 5.35 March 2015 [Member]
Long - Term Debt
Debt instrument, rate	5.35%
Long-term debt	3,000,000,000	2,997,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	50.00%
Senior Unsecured Debt At 4.75 Euro June 2016 [Member]
Long - Term Debt
Debt instrument, rate	4.75%
Long-term debt	2,665,000,000	2,867,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	20.00%
Senior Unsecured Debt At 5.75 Euro June 2021 [Member]
Long - Term Debt
Debt instrument, rate	5.75%
Long-term debt	2,662,000,000	2,865,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	20.00%
Senior Unsecured Debt At 7.20 March 2039 [Member]
Long - Term Debt
Debt instrument, rate	7.20%
Long-term debt	2,564,000,000	2,455,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	50.00%
Senior Unsecured Debt At 3.625 Euro June 2013 [Member]
Long - Term Debt
Debt instrument, rate	3.63%
Long-term debt	2,466,000,000	2,653,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	20.00%
Senior Unsecured Debt At 6.50 U.K. Pound June 2038 [Member]
Long - Term Debt
Debt instrument, rate	6.50%
Long-term debt	2,306,000,000	2,408,000,000
Short - Term Borrowings
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	20.00%
Senior Unsecured Debt At 5.95 April 2037 [Member]
Long - Term Debt
Debt instrument, rate	5.95%
Long-term debt	2,089,000,000	2,091,000,000
Senior Unsecured Debt At 5.50 February 2014 [Member]
Long - Term Debt
Debt instrument, rate	5.50%
Long-term debt	1,921,000,000	1,912,000,000
Senior Unsecured Debt At 5.50 March 2013 [Member]
Long - Term Debt
Debt instrument, rate	5.50%
Long-term debt	1,608,000,000	1,617,000,000
Senior Unsecured Debt At 4.55 Euro May 2017 [Member]
Long - Term Debt
Debt instrument, rate	4.55%
Long-term debt	1,322,000,000	1,391,000,000
Senior Unsecured Debt At 4.75 Euro December 2014 [Member]
Long - Term Debt
Debt instrument, rate	4.75%
Long-term debt	1,302,000,000	1,385,000,000
Senior Unsecured Debt At 5.50 February 2016 [Member]
Long - Term Debt
Debt instrument, rate	5.50%
Long-term debt	1,074,000,000	1,087,000,000
Senior Unsecured Debt At 6.95 March 2011 [Member]
Long - Term Debt
Debt instrument, rate	6.95%
Long-term debt		1,570,000,000
Floating rate notes at the three month London Interbank Offering Rate, plus 1.95 March 2011 [Member]
Long - Term Debt
Debt instrument, rate	1.95%
Long-term debt		1,250,000,000
Notes And Other Debt At 5.26 2011-2018 [Member]
Long - Term Debt
Debt instrument, rate	5.26%
Long-term debt	2,342,000,000	2,355,000,000
Short - Term Borrowings
Long Term Debt Weighted Average Maturity	P6Y
Notes And Other Debt At 6.51 2021-2036 [Member]
Long - Term Debt
Debt instrument, rate	6.51%
Long-term debt	3,464,000,000	3,488,000,000
Short - Term Borrowings
Long Term Debt Weighted Average Maturity	P19Y
Foreign currency notes and other foreign curency debt with a weighted average interest rate 2.50 2014-2016 [Member]
Long - Term Debt
Debt instrument, rate	2.50%
Long-term debt	$ 835,000,000	$ 2,045,000,000
Short - Term Borrowings
Long Term Debt Weighted Average Maturity	P5Y

Financial Instruments-Investments in Debt and Equity Securities (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Held - to - maturity debt securities
Held - to - maturity debt securities maturities total	$ 1,178	$ 812
Debt securities maturities within 1 year	26,587
Debt securities maturities over 1 to 5 years	7,290
Total debt securities	33,877
Trading securities	173
Available - for - sale money market funds	1,217
Available - for - sale securities equity securities excluding money market funds	230
Total	35,497
Western European and other government debt [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	17,702
Available - for - sale debt securities maturities over 1 to 5 years	1,754
Available - for - sale debt securities maturities total	19,456
Corporate debt [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	1,551
Available - for - sale debt securities maturities over 1 to 5 years	2,180
Available - for - sale debt securities maturities total	3,731
Western European and other government agency debt [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	2,299
Available - for - sale debt securities maturities over 1 to 5 years	88
Available - for - sale debt securities maturities total	2,387
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset backed securities [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities over 1 to 5 years	2,345
Available - for - sale debt securities maturities total	2,345
Supranational debt [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	2,930
Available - for - sale debt securities maturities over 1 to 5 years	350
Available - for - sale debt securities maturities total	3,280
Reverse repurchase agreements [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	900
Available - for - sale debt securities maturities total	900
US Corporate Debt Guaranteed By Federal Deposit Insurance Corporation [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities over 1 to 5 years	536
Available - for - sale debt securities maturities total	536
Certificates of deposit [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	23
Available - for - sale debt securities maturities total	23
Other asset backed securities [Member]
Available - for - sale debt securities
Available - for - sale debt securities maturities within 1 year	10
Available - for - sale debt securities maturities over 1 to 5 years	31
Available - for - sale debt securities maturities total	41
Certificates of deposit and other [Member]
Held - to - maturity debt securities
Held - to - maturity debt securities maturities within 1 year	1,172
Held - to - maturity debt securities with maturities over 1 to 5 years	6
Held - to - maturity debt securities maturities total	$ 1,178

Financial Instruments-Derivative Financial Instruments and Hedging Activities (Detail) (USD $)	1 Months Ended	12 Months Ended				12 Months Ended
	Jul. 31, 2010	Dec. 31, 2010	Sep. 27, 2009	Jun. 03, 2009	Mar. 24, 2009	Dec. 31, 2009 Fair Value Hedging [Member] Interest rate swaps [Member] Other Income Expense [Member]	Dec. 31, 2009 Fair Value Hedging [Member] Foreign currency swaps [Member] Other Income Expense [Member]	Dec. 31, 2010 Cash Flow Hedging [Member] Foreign currency forward-exchange contracts [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] Foreign currency forward-exchange contracts [Member]	Dec. 31, 2010 Cash Flow Hedging [Member] Foreign currency forward-exchange contracts [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] Foreign currency forward-exchange contracts [Member] Other Comprehensive Income [Member]	Dec. 31, 2010 Cash Flow Hedging [Member] Foreign currency swaps [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] Foreign currency swaps [Member]	Dec. 31, 2010 Cash Flow Hedging [Member] Foreign currency swaps [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] Foreign currency swaps [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] US Treasury interest rate locks [Member] Other Income Expense [Member]	Dec. 31, 2009 Cash Flow Hedging [Member] US Treasury interest rate locks [Member] Other Comprehensive Income [Member]	Dec. 31, 2010 Net Investment Hedging [Member] Foreign currency swaps [Member] Other Income Expense [Member]	Dec. 31, 2009 Net Investment Hedging [Member] Foreign currency swaps [Member] Other Income Expense [Member]	Dec. 31, 2010 Net Investment Hedging [Member] Foreign currency swaps [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Net Investment Hedging [Member] Foreign currency swaps [Member] Other Comprehensive Income [Member]	Dec. 31, 2010 Net Investment Hedging [Member] Foreign currency short - term borrowings [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Net Investment Hedging [Member] Foreign currency short - term borrowings [Member] Other Comprehensive Income [Member]	Dec. 31, 2010 Net Investment Hedging [Member] Foreign currency long - term debt [Member] Other Comprehensive Income [Member]	Dec. 31, 2009 Net Investment Hedging [Member] Foreign currency long - term debt [Member] Other Comprehensive Income [Member]	Dec. 31, 2010 Nondesignated [Member] Foreign currency forward-exchange contracts [Member] Other Income Expense [Member]	Dec. 31, 2009 Nondesignated [Member] Foreign currency forward-exchange contracts [Member] Other Income Expense [Member]	Dec. 31, 2010 Nondesignated [Member] Foreign currency swaps [Member] Other Income Expense [Member]	Dec. 31, 2009 Nondesignated [Member] Foreign currency swaps [Member] Other Income Expense [Member]	Dec. 31, 2010 Maturing in 2038 [Member]
Derivative Financial Instruments and Hedging Activities
Aggregate notional amount of foreign currency derivative financial instruments		$ 47,600,000,000
Senior unsecured notes			24,000,000,000	10,500,000,000	13,500,000,000																									2,300,000,000
Aggregate notional amount of interest rate derivative financial instruments		11,600,000,000
Gains / (losses) incurred to hedge or offset operational foreign exchange or interest rate risk
Recognized in OID						(6,000,000)	(3,000,000)									(11,000,000)		(1,000,000)	(1,000,000)							(454,000,000)	(418,000,000)	20,000,000	22,000,000
Recognized in OCI										(6,000,000)	6,000,000			(1,054,000,000)	305,000,000		(16,000,000)			(97,000,000)	17,000,000
Reclassified from OCI to OID								2,000,000	18,000,000			(704,000,000)	281,000,000
Non - Derivative Financial Instruments in Net Investment Hedge Relationships [Abstract]
Recognized in OCI																						(241,000,000)	54,000,000	(91,000,000)	52,000,000
Financial Instruments Narrative
Aggregate fair value of net derivative liabilities		628,000,000
Posted collateral		452,000,000
Additional collateral		194,000,000
Credit Risk
Concentration risk maximum exposure		2,700,000,000
Securities received as collateral		300,000,000
Guarantee
Guarantee for Wyeth's obligation		1,500,000,000
Release of money market funds held in escrow	$ 575,000,000

Inventories (Detail) (USD $) In Millions	3 Months Ended
	Oct. 03, 2010	Dec. 31, 2010	Dec. 31, 2009
Inventories [Line Items]
Finished goods		$ 3,760	$ 5,249
Work - in - process		3,733	5,776
Raw materials and supplies		912	1,378
Total inventories		8,405	12,403
Footnote information
Write-off of inventory	212
Purchase accounting fair value adjustment related to inventory write-off	$ 104

Property, Plant and Equipment (Detail) (USD $) In Millions, except Per Share data	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Building [Member]	Dec. 31, 2010 Machinery And Equipment [Member]	Dec. 31, 2010 Furniture, Fixtures, And Other [Member]
Property Plant And Equipment [Line Items]
Land	$ 803	$ 937
Buildings	13,405	14,186
Machinery and equipment	12,335	12,236
Furniture, fixtures and other	4,720	4,599
Construction in progress	1,035	1,966
Total property, plant and equipment before accumulated depreciation	32,298	33,924
Less: Accumulated depreciation	13,175	11,144
Total property, plant and equipment	$ 19,123	$ 22,780
Property, plant, and equipment - useful life:
USEFUL LIVES (YEARS), MINIMUM			$ 33.3333	$ 8	$ 3
USEFUL LIVES (YEARS), MAXIMUM			$ 50	$ 20	$ 12.5

Goodwill and Other Intangible Assets-Goodwill (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Changes in the carrying amount of goodwill
Balance, beginning	$ 42,376	$ 21,464
Additions	2,254
Additions		19,954
Other	(683)	958
Balance, ending	43,947	42,376
Biopharmaceutical [Member]
Changes in the carrying amount of goodwill
Balance, beginning	22,165	21,317
Additions	72
Other	(480)	848
Allocation of Other Goodwill	19,226
Balance, ending	40,983	22,165
Goodwill narrative footnote:
Reduction from Biopharmaceutical in connection with the formation of ViiV		150
Diversified [Member]
Changes in the carrying amount of goodwill
Balance, beginning	173	147
Additions	19
Other	(14)	26
Allocation of Other Goodwill	2,786
Balance, ending	2,964	173
Goodwill not allocated [Member]
Changes in the carrying amount of goodwill
Balance, beginning	20,038
Additions	2,163	19,954
Other	(189)	84
Allocation of Other Goodwill	(22,012)
Balance, ending		$ 20,038

Goodwill and Other Intangible Assets - Finite-lived and Indefinite-lived intangible assets (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Finite-lived intangible assets
Gross Carrying Amount	$ 71,231,000,000	$ 71,730,000,000
Accumulated Amortization	(27,402,000,000)	(22,181,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	43,829,000,000	49,549,000,000
Indefinite-lived intangible assets
Indefinite-lived intangible assets brands	10,219,000,000	12,562,000,000
Indefinite-lived intangible assets in-process research and development	3,438,000,000	5,834,000,000
Indefinite-lived intangible assets trademarks	72,000,000	70,000,000
Total indefinite-lived intangible assets	13,729,000,000	18,466,000,000
Total identifiable intangible assets, less accumulated amortization	57,558,000,000	68,015,000,000
Intangible assets, gross carrying amount	84,960,000,000	90,196,000,000
The annual amortization expense expected for the years 2011 through 2015 is as follows:
2011	5,504,000,000
2012	5,320,000,000
2013	4,889,000,000
2014	4,025,000,000
2015	3,572,000,000
Goodwill and Other Intangible Assets Narrative
Amortization expense for finite-lived intangible assets	5,500,000,000	3,000,000,000	2,800,000,000
Weighted-average life of both our total finite-lived intangible assets and our developed technology rights	$ 11
Developed technology rights [Member]
Finite-lived intangible assets
Gross Carrying Amount	68,432,000,000	68,870,000,000
Accumulated Amortization	(26,223,000,000)	(21,223,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	42,209,000,000	47,647,000,000
Goodwill and Other Intangible Assets Narrative
Weighted-average life of both our total finite-lived intangible assets and our developed technology rights	$ 11
Brands [Member]
Finite-lived intangible assets
Gross Carrying Amount	1,626,000,000	1,637,000,000
Accumulated Amortization	(607,000,000)	(535,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	1,019,000,000	1,102,000,000
Indefinite-lived intangible assets
Indefinite-lived intangible assets brands	10,219,000,000	12,562,000,000
Indefinite-lived intangible assets in-process research and development	3,438,000,000	5,834,000,000
Indefinite-lived intangible assets trademarks	72,000,000	70,000,000
Licensing Agreements [Member]
Finite-lived intangible assets
Gross Carrying Amount	637,000,000	622,000,000
Accumulated Amortization	(248,000,000)	(119,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	389,000,000	503,000,000
Trademarks [Member]
Finite-lived intangible assets
Gross Carrying Amount	107,000,000	113,000,000
Accumulated Amortization	(74,000,000)	(73,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	33,000,000	40,000,000
Other [Member]
Finite-lived intangible assets
Gross Carrying Amount	429,000,000	488,000,000
Accumulated Amortization	(250,000,000)	(231,000,000)
Identifiable Intangible Assets, less Accumulated Amortization	$ 179,000,000	$ 257,000,000

Pension and Postretirement Benefit Plans (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension and Postretirement Benefit Plans Narrative
Recorded charges related to our Defined Contribution plans	$ 259,000,000	$ 191,000,000	$ 198,000,000
U.S. Qualified [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	347,000,000	252,000,000	236,000,000
Interest cost	740,000,000	526,000,000	459,000,000
Expected return on plan assets	(782,000,000)	(527,000,000)	(646,000,000)
Amortization of:
Actuarial losses	151,000,000	212,000,000	32,000,000
Prior service costs/(credits)	2,000,000	2,000,000	3,000,000
Curtailments and settlements - net	(52,000,000)	110,000,000	32,000,000
Special termination benefits	73,000,000	61,000,000	30,000,000
Net periodic benefit costs	479,000,000	636,000,000	146,000,000
Other changes recognized in other comprehensive (income)/loss	260,000,000	(783,000,000)	2,273,000,000
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	739,000,000	(147,000,000)	2,419,000,000
The following table presents the amount in Accumulated other comprehensive income/(expense) expected to be amortized into 2011 net periodic benefit costs:
Actuarial losses	(141,000,000)
Prior service credits and other	8,000,000
Total	(133,000,000)
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	5.90%	6.30%	6.40%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	4.00%	4.00%	4.30%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	6.30%	6.40%	6.50%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	4.00%	4.30%	4.50%
Change in benefit obligation:
Benefit obligation at beginning of year	12,578,000,000	7,783,000,000
Plan amendments	(47,000,000)	(1,000,000)
Increases/(decreases) arising primarily from changes in actuarial assumptions	980,000,000	9,000,000
Acquisitions	1,000,000	4,785,000,000
Curtailments	(233,000,000)	(196,000,000)
Settlements	(904,000,000)	(325,000,000)
Benefits paid	(500,000,000)	(316,000,000)
Benefit obligation at end of year	13,035,000,000	12,578,000,000	7,783,000,000
Change in plan assets:
Fair value of plan assets at beginning of year	9,977,000,000	5,897,000,000
Actual gain/(loss) on plan assets	1,123,000,000	800,000,000
Company contributions	901,000,000	2,000,000
Acquisitions		3,919,000,000
Settlements	(905,000,000)	(325,000,000)
Fair value of plan assets at end of year	10,596,000,000	9,977,000,000	5,897,000,000
Funded status (plan assets less than the benefit obligation) at end of year	(2,439,000,000)	(2,601,000,000)
Noncurrent liabilities	(2,439,000,000)	(2,601,000,000)
Funded status	(2,439,000,000)	(2,601,000,000)
Amounts recognized in Accumulated other comprehensive income/(expense) follow:
Actuarial losses	(2,699,000,000)	(2,391,000,000)
Prior service (costs)/credits and other	63,000,000	15,000,000
Total	(2,636,000,000)	(2,376,000,000)
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	10,596,000,000	9,792,000,000
Accumulated benefit obligation	11,953,000,000	11,218,000,000
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	10,596,000,000	9,977,000,000
Projected benefit obligation	13,035,000,000	12,578,000,000
Information about plan assets follows:
Cash and cash equivalents	1,196,000,000	605,000,000
Equity securities:
Global equity securities	2,766,000,000	3,034,000,000
Equity commingled funds	1,708,000,000	1,670,000,000
Debt securities:
Fixed income commingled funds	817,000,000
Government bonds	660,000,000	526,000,000
Corporate debt securities	2,085,000,000	2,054,000,000
Other investments:
Private equity funds	899,000,000	843,000,000
Other	465,000,000	454,000,000
The following table presents the weighted-average long-term target asset allocations and the percentage of the fair value of plan assets for our U.S. qualified and international pension plans and postretirement plans by major investment category:
Cash and cash equivalents, percentage of plan assets	11.30%	6.10%
Cash and cash equivalents, target allocation percentage	5.00%
Equity securities, percentage of plan assets	42.20%	47.10%
Equity securities, target allocation percentage	49.00%
Debt securities, percentage of plan assets	33.60%	33.80%
Debt securities, target allocation percentage	34.00%
Real estate and other investments, percentage of plan assets	12.90%	13.00%
Real estate and other investments, target allocation percentage	12.00%
Total, percentage of plan assets	100.00%	100.00%
Total, percentage of plan assets, target allocation percentage	100.00%
Expected benefit payments:
2011	929,000,000
2012	656,000,000
2013	695,000,000
2014	857,000,000
2015	770,000,000
2016 - 2020	4,653,000,000
Expected employer contributions
Expected contributions in next fiscal year	407,000,000
Pension and Postretirement Benefit Plans Narrative
Accumulated benefit obligations (ABO)	12,000,000,000	11,400,000,000
Maintenance margin	103.00%
Fair value of collateral received, amount	581,000,000	722,000,000
Average period actuarial losses are amortized into net periodic pension costs	10.1
Increase/decrease in discount rate	0.40%
Reduction in average rate of compensation	0.10%
U.S. Qualified [Member] | Fair value inputs Level 1 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	2,765,000,000	3,009,000,000
Fair value of plan assets at end of year	2,765,000,000	3,009,000,000
Equity securities:
Global equity securities	2,765,000,000	3,009,000,000
U.S. Qualified [Member] | Fair Value Inputs Level 2 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	6,464,000,000	5,621,000,000
Fair value of plan assets at end of year	6,464,000,000	5,621,000,000
Information about plan assets follows:
Cash and cash equivalents	1,196,000,000	605,000,000
Equity securities:
Global equity securities		16,000,000
Equity commingled funds	1,708,000,000	1,670,000,000
Debt securities:
Fixed income commingled funds	817,000,000	791,000,000
Government bonds	660,000,000	500,000,000
Corporate debt securities	2,083,000,000	2,039,000,000
U.S. Qualified [Member] | Fair Value Inputs Level 3 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	1,367,000,000	1,347,000,000	1,234,000,000
Fair value of plan assets at end of year	1,367,000,000	1,347,000,000	1,234,000,000
Equity securities:
Global equity securities	1,000,000	9,000,000
Debt securities:
Government bonds		26,000,000
Corporate debt securities	2,000,000	15,000,000
Other investments:
Private equity funds	899,000,000	843,000,000
Other	465,000,000	454,000,000
U.S. Supplemental (Non-Qualified) [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	28,000,000	24,000,000	23,000,000
Interest cost	77,000,000	53,000,000	38,000,000
Amortization of:
Actuarial losses	29,000,000	31,000,000	29,000,000
Prior service costs/(credits)	(2,000,000)	(2,000,000)	(2,000,000)
Curtailments and settlements - net	1,000,000	(2,000,000)	120,000,000
Special termination benefits	180,000,000	137,000,000
Net periodic benefit costs	313,000,000	241,000,000	208,000,000
Other changes recognized in other comprehensive (income)/loss	117,000,000	(23,000,000)	(52,000,000)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	430,000,000	218,000,000	156,000,000
The following table presents the amount in Accumulated other comprehensive income/(expense) expected to be amortized into 2011 net periodic benefit costs:
Actuarial losses	(38,000,000)
Prior service credits and other	3,000,000
Total	(35,000,000)
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	5.80%	6.20%	6.40%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	4.00%	4.00%	4.30%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	6.20%	6.40%	6.50%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	4.00%	4.30%	4.50%
Change in benefit obligation:
Benefit obligation at beginning of year	1,368,000,000	876,000,000
Plan amendments	(6,000,000)
Increases/(decreases) arising primarily from changes in actuarial assumptions	180,000,000	33,000,000
Acquisitions	(1,000,000)	364,000,000
Curtailments	(29,000,000)	(29,000,000)
Settlements	(235,000,000)	(32,000,000)
Benefits paid	(161,000,000)	(58,000,000)
Benefit obligation at end of year	1,401,000,000	1,368,000,000	876,000,000
Change in plan assets:
Company contributions	396,000,000	90,000,000
Settlements	(235,000,000)	(32,000,000)
Funded status (plan assets less than the benefit obligation) at end of year	(1,401,000,000)	(1,368,000,000)
Current liabilities	(155,000,000)	(203,000,000)
Noncurrent liabilities	(1,246,000,000)	(1,165,000,000)
Funded status	(1,401,000,000)	(1,368,000,000)
Amounts recognized in Accumulated other comprehensive income/(expense) follow:
Actuarial losses	(525,000,000)	(405,000,000)
Prior service (costs)/credits and other	21,000,000	18,000,000
Total	(504,000,000)	(387,000,000)
Pension plans with an accumulated benefit obligation in excess of plan assets:
Accumulated benefit obligation	1,177,000,000	1,246,000,000
Pension plans with a projected benefit obligation in excess of plan assets:
Projected benefit obligation	1,401,000,000	1,368,000,000
Expected benefit payments:
2011	155,000,000
2012	104,000,000
2013	103,000,000
2014	110,000,000
2015	116,000,000
2016 - 2020	702,000,000
Expected employer contributions
Expected contributions in next fiscal year	99,000,000
Pension and Postretirement Benefit Plans Narrative
Accumulated benefit obligations (ABO)	1,200,000,000	1,200,000,000
Average period actuarial losses are amortized into net periodic pension costs	10.6
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	79,000,000	39,000,000	39,000,000
Interest cost	211,000,000	145,000,000	141,000,000
Expected return on plan assets	(31,000,000)	(26,000,000)	(35,000,000)
Amortization of:
Actuarial losses	15,000,000	18,000,000	28,000,000
Prior service costs/(credits)	(38,000,000)	(3,000,000)	1,000,000
Curtailments and settlements - net	(23,000,000)	(3,000,000)	10,000,000
Special termination benefits	19,000,000	24,000,000	17,000,000
Net periodic benefit costs	232,000,000	194,000,000	201,000,000
Other changes recognized in other comprehensive (income)/loss	(183,000,000)	(122,000,000)	(140,000,000)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	49,000,000	72,000,000	61,000,000
The following table presents the amount in Accumulated other comprehensive income/(expense) expected to be amortized into 2011 net periodic benefit costs:
Actuarial losses	(17,000,000)
Prior service credits and other	56,000,000
Total	39,000,000
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	5.60%	6.00%	6.40%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	6.00%	6.40%	6.50%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%
The healthcare cost trend rate assumptions for our U.S. postretirement benefit plans are as follows:
Healthcare cost trend rate assumed for next year	8.00%	8.60%
Rate to which the cost trend rate is assumed to decline	4.50%	5.00%
Year that the rate reaches the ultimate trend rate	2027	2018
A one-percentage-point increase or decrease in the health-care cost trend rate assumed for post-retirement benefits would have the following effects as of December 31, 2010:
Effect on total service and interest cost components, increase	28,000,000
Effect on total service and interest cost components, decrease	(24,000,000)
Effect on postretirement benefit obligation, increase	272,000,000
Effect on postretirement benefit obligation, decrease	(242,000,000)
Change in benefit obligation:
Benefit obligation at beginning of year	3,733,000,000	1,966,000,000
Employee contributions	22,000,000	49,000,000
Plan amendments	(495,000,000)	(151,000,000)
Increases/(decreases) arising primarily from changes in actuarial assumptions	281,000,000	108,000,000
Foreign exchange impact	4,000,000	10,000,000
Acquisitions		1,798,000,000
Curtailments	1,000,000	(26,000,000)
Benefits paid	(273,000,000)	(229,000,000)
Benefit obligation at end of year	3,582,000,000	3,733,000,000	1,966,000,000
Change in plan assets:
Fair value of plan assets at beginning of year	370,000,000	303,000,000
Actual gain/(loss) on plan assets	46,000,000	67,000,000
Company contributions	249,000,000	180,000,000
Fair value of plan assets at end of year	414,000,000	370,000,000	303,000,000
Funded status (plan assets less than the benefit obligation) at end of year	(3,168,000,000)	(3,363,000,000)
Current liabilities	(133,000,000)	(120,000,000)
Noncurrent liabilities	(3,035,000,000)	(3,243,000,000)
Funded status	(3,168,000,000)	(3,363,000,000)
Amounts recognized in Accumulated other comprehensive income/(expense) follow:
Actuarial losses	(451,000,000)	(226,000,000)
Prior service (costs)/credits and other	581,000,000	173,000,000
Total	130,000,000	(53,000,000)
Information about plan assets follows:
Cash and cash equivalents	46,000,000	35,000,000
Equity securities:
Global equity securities	29,000,000	25,000,000
Equity commingled funds	183,000,000	163,000,000
Debt securities:
Fixed income commingled funds	116,000,000	99,000,000
Government bonds	7,000,000	7,000,000
Corporate debt securities	21,000,000	26,000,000
Other investments:
Other	12,000,000	15,000,000
The following table presents the weighted-average long-term target asset allocations and the percentage of the fair value of plan assets for our U.S. qualified and international pension plans and postretirement plans by major investment category:
Cash and cash equivalents, percentage of plan assets	11.00%	9.40%
Cash and cash equivalents, target allocation percentage	2.00%
Equity securities, percentage of plan assets	51.00%	50.90%
Equity securities, target allocation percentage	57.00%
Debt securities, percentage of plan assets	34.60%	35.60%
Debt securities, target allocation percentage	38.00%
Real estate and other investments, percentage of plan assets	3.40%	4.10%
Real estate and other investments, target allocation percentage	3.00%
Total, percentage of plan assets	100.00%	100.00%
Total, percentage of plan assets, target allocation percentage	100.00%
Expected benefit payments:
2011	293,000,000
2012	302,000,000
2013	310,000,000
2014	321,000,000
2015	328,000,000
2016 - 2020	1,742,000,000
Expected employer contributions
Expected contributions in next fiscal year	254,000,000
Pension and Postretirement Benefit Plans Narrative
Unfavorable change in accumulated benefit obligations (ABO)	3,200,000,000	3,400,000,000
Increase/decrease in discount rate	0.40%
Postretirement Plans [Member] | Fair value inputs Level 1 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	29,000,000	25,000,000
Fair value of plan assets at end of year	29,000,000	25,000,000
Equity securities:
Global equity securities	29,000,000	25,000,000
Postretirement Plans [Member] | Fair Value Inputs Level 2 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	385,000,000	345,000,000
Fair value of plan assets at end of year	385,000,000	345,000,000
Information about plan assets follows:
Cash and cash equivalents	46,000,000	35,000,000
Equity securities:
Equity commingled funds	183,000,000	163,000,000
Debt securities:
Fixed income commingled funds	116,000,000	99,000,000
Government bonds	7,000,000	7,000,000
Corporate debt securities	21,000,000	26,000,000
Other investments:
Other	$ 12,000,000	$ 15,000,000

Pension And Postretirement Benefit Plans International (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension and Postretirement Benefit Plans Narrative
Recorded charges related to our Defined Contribution plans	$ 259	$ 191	$ 198
International [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	231	188	249
Interest cost	427	342	388
Expected return on plan assets	(435)	(375)	(437)
Amortization of:
Actuarial losses	67	30	43
Prior service costs/(credits)	(5)	(3)	1
Curtailments and settlements - net	(3)	4	3
Special termination benefits	6	8	25
Net periodic benefit costs	288	194	272
Other changes recognized in other comprehensive (income)/loss	152	1,000	415
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	440	1,194	687
The following table presents the amount in Accumulated other comprehensive income/(expense) expected to be amortized into 2011 net periodic benefit costs:
Actuarial losses	(84)
Prior service credits and other	5
Total	(79)
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.80%	5.10%	5.60%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	3.50%	3.60%	3.20%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.10%	5.60%	5.30%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	6.40%	6.70%	7.20%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	3.60%	3.20%	3.30%
Change in benefit obligation:
Benefit obligation at beginning of year	9,062	5,851
Employee contributions	18	12
Plan amendments	(2)	(2)
Increases/(decreases) arising primarily from changes in actuarial assumptions	362	1,136
Foreign exchange impact	(504)	844
Acquisitions	10	1,062
Curtailments	(33)	(25)
Settlements	(54)	(53)
Benefits paid	(376)	(301)
Benefit obligation at end of year	9,147	9,062	5,851
Change in plan assets:
Fair value of plan assets at beginning of year	6,524	4,394
Actual gain/(loss) on plan assets	454	646
Company contributions	457	448
Foreign exchange impact	(314)	574
Acquisitions pension		804
Settlements Pension	(54)	(53)
Fair value of plan assets at end of year	6,709	6,524	4,394
Funded status (plan assets less than the benefit obligation) at end of year	(2,438)	(2,538)
Amounts recognized in our consolidated balance sheet follow:
Noncurrent assets	119	146
Current liabilities	(41)	(58)
Noncurrent liabilities	(2,516)	(2,626)
Funded status	(2,438)	(2,538)
Amounts recognized in Accumulated other comprehensive income/(expense) follow:
Actuarial losses	(2,388)	(2,231)
Prior service (costs)/credits and other	(18)	(23)
Total	(2,406)	(2,254)
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	2,235	1,796
Accumulated benefit obligation	4,082	3,725
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets pension	5,739	5,332
Projected benefit obligation	8,296	8,016
Information about plan assets follows:
Cash and cash equivalents	518	402
Equity securities:
Global equity securities	1,458	1,570
Equity commingled funds	1,886	1,682
Debt securities:
Fixed income commingled funds	804	1,081
Government bonds	933	977
Corporate debt securities	376	149
Other investments:
Private equity funds	21	39
Insurance contracts	439	411
Other	274	213
The following table presents the weighted-average long-term target asset allocations and the percentage of the fair value of plan assets for our U.S. qualified and international pension plans and postretirement plans by major investment category:
Cash and cash equivalents, percentage of plan assets	7.70%	6.10%
Equity securities, percentage of plan assets	49.80%	49.90%
Equity securities, target allocation percentage	53.00%
Debt securities, percentage of plan assets	31.60%	33.80%
Debt securities, target allocation percentage	31.00%
Real estate and other investments, percentage of plan assets	10.90%	10.20%
Real estate and other investments, target allocation percentage	16.00%
Total, percentage of plan assets	100.00%	100.00%
Total, percentage of plan assets, target allocation percentage	100.00%
Expected benefit payments:
2011 year	382
2012 Year for expected benefits	399
2013	406
2014	424
2015	448
2016 - 2020	2,509
Pension and Postretirement Benefit Plans Narrative
Expected contributions in next fiscal year	443
Accumulated benefit obligations (ABO)	8,100	8,000
Average period actuarial losses are amortized into net periodic pension costs	13.7
Increase/decrease in discount rate	0.30%
International [Member] | Fair value inputs Level 1 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	1,166	1,430
Fair value of plan assets at end of year	1,166	1,430
Equity securities:
Global equity securities	1,166	1,430
International [Member] | Fair Value Inputs Level 2 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	4,945	4,529
Fair value of plan assets at end of year	4,945	4,529
Information about plan assets follows:
Cash and cash equivalents	518	402
Equity securities:
Global equity securities	292	107
Equity commingled funds	1,886	1,662
Debt securities:
Fixed income commingled funds	804	1,081
Government bonds	933	977
Corporate debt securities	376	144
Other investments:
Private equity funds	4	5
Insurance contracts	73	65
Other	59	86
International [Member] | Fair Value Inputs Level 3 [Member]
Change in plan assets:
Fair value of plan assets at beginning of year	565	562
Foreign exchange impact	(43)	70
Fair value of plan assets at end of year	598	565
Equity securities:
Global equity securities		33
Equity commingled funds		20
Debt securities:
Corporate debt securities		5
Other investments:
Private equity funds	17	34
Insurance contracts	366	346
Other	$ 215	$ 127

Pension and Postertirement Benefit Plans - Analysis of changes in level 3 plan assets (Detail) (USD $) In Millions	12 Months Ended																													12 Months Ended
	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Global equity securities [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Global equity securities [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Equity commingled funds [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Equity commingled funds [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Corporate debt [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Corporate debt [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Insurance Contracts [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Insurance Contracts [Member]	Dec. 31, 2010 International [Member] Fair Value Inputs Level 3 [Member] Other [Member]	Dec. 31, 2009 International [Member] Fair Value Inputs Level 3 [Member] Other [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Global equity securities [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Global equity securities [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Government bonds [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Government bonds [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Corporate debt [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Corporate debt [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2010 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Other [Member]	Dec. 31, 2009 U.S. Qualified [Member] Fair Value Inputs Level 3 [Member] Other [Member]	Dec. 31, 2010 U.S. Qualified [Member]	Dec. 31, 2009 U.S. Qualified [Member]	Dec. 31, 2008 U.S. Qualified [Member]	Dec. 31, 2010 International [Member]	Dec. 31, 2009 International [Member]
The following table presents an analysis of changes during 2010 in Level 3 plan assets, by plan asset category, for our U.S. qualified pension plans and international pension plans using significant unobservable inputs to measure fair value:
Fair value of plan assets at beginning of year	$ 565	$ 562	$ 33	$ 72	$ 20	$ 29	$ 5	$ 4	$ 34	$ 26	$ 346	$ 309	$ 127	$ 122	$ 1,347	$ 1,234	$ 9	$ 4	$ 26	$ 27	$ 15	$ 26	$ 843	$ 821	$ 454	$ 356	$ 10,596	$ 9,977	$ 5,897	$ 6,524	$ 4,394
ACTUAL RETURN ON PLAN ASSETS
ASSETS HELD, END OF YEAR	4	7	(2)	15		(5)	(1)		(2)	(4)	12	11	(3)	(10)	68	(61)	2	2	(1)	1	1	1	45	(44)	21	(21)
ASSETS SOLD DURING THE PERIOD	(1)	(25)	(1)	(25)											41	19	(3)	(2)	2			(1)	42	19		3
PURCHASES, SALES AND SETTLEMENTS, NET	(1)	(61)	(28)	(32)		(6)	(1)	(1)	1	8	(10)	(30)	37		(73)	155	(1)	5	(23)	(2)	(8)	(11)	(31)	47	(10)	116
TRANSFER INTO/(OUT OF) LEVEL 3	74	12			(19)		(3)	2	(14)		52	6	58	4	(16)		(6)		(4)		(6)
EXCHANGE RATE CHANGES	(43)	70	(2)	3	(1)	2			(2)	4	(34)	50	(4)	11																(314)	574
Fair value of plan assets at end of year	$ 598	$ 565		$ 33		$ 20		$ 5	$ 17	$ 34	$ 366	$ 346	$ 215	$ 127	$ 1,367	$ 1,347	$ 1	$ 9		$ 26	$ 2	$ 15	$ 899	$ 843	$ 465	$ 454	$ 10,596	$ 9,977	$ 5,897	$ 6,709	$ 6,524

Equity (Detail) (USD $)	12 Months Ended			12 Months Ended			67 Months Ended						12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010 Common Stock [Member]	Dec. 31, 2009 Common Stock [Member]	Dec. 31, 2008 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Feb. 01, 2011 Common Stock [Member]	Jan. 23, 2008 Common Stock [Member]	Jun. 26, 2006 Common Stock [Member]	Jun. 23, 2005 Common Stock [Member]	Dec. 31, 2010 Preferred Stock [Member]	Dec. 31, 2010 Employee Stock Ownership Plans [Member]
Equity [Line Items]
Common stock, shares issued in connection to the Wyeth acquisition					1,300,000,000
Amount of shares authorized in stock purchase plan, value								$ 5,000,000,000	$ 5,000,000,000	$ 18,000,000,000	$ 5,000,000,000
Stock Purchase Plan Maximium Amount To Be Purchased								9,000,000,000
Total shares repurchased, shares						26,000,000	771,000,000
Total cost of shares repurchased	(1,000,000,000)	(500,000,000)					19,000,000,000
Common stock purchased, average cost per share				$ 16.46		$ 18.96
Series A convertible perpetual preferred stock, Dividends rate													6.25%
Series A convertible perpetual preferred stock, per share stated value												$ 40,300
Series A convertible perpetual preferred stock, common stock shares when converted												2,574.87	3,000,000
Common ESOP, shares held													4,000,000
Preferred ESOP held preferred shares with a stated value													$ 52,000,000

Share-Based Payments (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			63 Months Ended			12 Months Ended																			63 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Apr. 23, 2009 2004 Stock Plan [Member]	Dec. 31, 2010 2004 Stock Plan [Member]	Apr. 22, 2004 2004 Stock Plan [Member]	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2009 Stock Options [Member]	Dec. 31, 2008 Stock Options [Member]	Dec. 31, 2010 Restricted Stock Units [Member]	Dec. 31, 2009 Restricted Stock Units [Member]	Dec. 31, 2008 Restricted Stock Units [Member]	Dec. 31, 2010 Performance Share Awards and Performance Contingent Share Awards [Member]	Dec. 31, 2009 Performance Share Awards and Performance Contingent Share Awards [Member]	Dec. 31, 2008 Performance Share Awards and Performance Contingent Share Awards [Member]	Dec. 31, 2010 Performance Share Awards [Member]	Dec. 31, 2009 Performance Share Awards [Member]	Dec. 31, 2008 Performance Share Awards [Member]	Dec. 31, 2010 Performance Contingent Share Awards [Member]	Dec. 31, 2010 Short - Term Incentive Award [Member]	Dec. 31, 2009 Short - Term Incentive Award [Member]	Dec. 31, 2008 Short - Term Incentive Award [Member]	Dec. 31, 2010 Total Shareholder Return Units [Member]	Dec. 31, 2009 Total Shareholder Return Units [Member]	Dec. 31, 2008 Total Shareholder Return Units [Member]	Apr. 23, 2009 Total Shareholder Return Units [Member]	Dec. 31, 2010 Director [Member]	Dec. 31, 2009 Director [Member]
The components of share-based compensation expense and the associated tax benefit follow:
Expense							$ 150	$ 165	$ 194	$ 211	$ 183	$ 169	$ 14	$ (17)	$ (2)						$ 1	$ 13	$ 28	$ 15	$ 10		$ 2	$ 2
Share-based compensation expense	405	349	384
Tax benefit for share-based compensation expense	(129)	(99)	(114)
Share-based payment expense, net of tax	276	250	270
The fair-value-based method for valuing each stock option grant on the grant date uses, for virtually all grants, the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:
Expected dividend yield							4.00%	4.90%	5.54%														3.99%	4.55%
Risk-free interest rate							2.87%	2.69%	2.90%							1.24%	1.95%	2.05%					2.34%	2.35%
Expected stock price volatility							26.85%	41.36%	27.21%							26.75%	40.40%	27.21%					26.76%	36.92%
Expected term (years)							$ 6.25	$ 6	$ 5.75							$ 3	$ 3	$ 3					$ 5	$ 5
The following table summarizes all stock option activity during 2010:
Outstanding, December 31, 2009, shares	447,693,000
Outstanding, December 31, 2009, weighted-average exercise price per share	$ 30.11
Granted, shares	70,327,000
Granted, weighted-average exercise price per share	$ 17.62
Exercised, shares	(1,280,000)
Exercised, weighted-average exercise price per share	$ 12.8
Forfeited, shares	(5,997,000)
Forfeited, weighted-average exercise price per share	$ 18.56
Canceled, shares	(52,139,000)
Canceled, weighted-average exercise price per share	$ 31.07
Outstanding, December 31, 2010, shares	458,604,000	447,693,000
Outstanding, December 31, 2010, weighted-average exercise price per share	$ 28.29	$ 30.11
Outstanding, December 31, 2010, weighted-average remaining contractual term	$ 4.7
Oustanding, December 31, 2010, aggregate intrinsic value	215
Vested and expected to vest, December 31, 2010 , shares	451,279,000
Vested and expected to vest, December 31, 2010 , weighted-average exercise price per share	$ 28.46
Vested and expected to vest, December 31, 2010, weighted-average remaining contractual term (years)	$ 4.6
Vested and expected to vest, December 31, 2010 , aggregate intrinsic value	205
Exercisable, December 31, 2010, shares	311,919,000
Exercisable, December 31, 2010, weighted-average exercise price per share	$ 33.36
Exercisable, December 31, 2010, weighted-average remaining contractual term (years)	$ 2.9
Exercisable, December 31, 2010, aggregate intrinsic value	3
The following table provides data related to award activity:
Weighted-average grant date fair value per stock option	$ 3.25	$ 3.3	$ 3.3
Aggregate intrinsic value on exercise	5	2	9
Cash received upon exercise	16	7	29
Tax benefits realized related to exercise	1	1	3
Total compensation cost related to nonvested stock options not yet recognized, pre-tax							178	147	159	230	198	257				18	17	20					18	23
Weighted-average period in years over which stock option compensation cost is expected to be recognized							$ 1.3	$ 1.2	$ 1.1	$ 1.4	$ 1.3	$ 1.5				$ 2	$ 2	$ 2					$ 1.5	$ 2.1
The following table summarizes award activity during 2010:
Nonvested, December 31, 2009, shares										38,083,000			6,118,000										8,681,000
Nonvested, December 31, 2009, weighted-average grant date fair value per share										$ 19.9			$ 23.07										$ 17.04
Granted, shares										17,493,000			2,531,000										5,104,000
Granted, weighted-average grant date fair value per share										$ 17.55			$ 19.17										$ 17.67
Vested, shares										(12,705,000)			(163,000)										(78,000)
Vested, weighted-average grant date fair value per share										$ 24.48			$ 17.69										$ 16.6
Reinvested dividend equivalents, share										1,764,000
Reinvested dividend equivalents, weighted-average grant date fair value per share										$ 16.9
Forfeited, shares										(3,458,000)			(4,023,000)										(1,070,000)
Forfeited, weighted-average grant date fair value per share										$ 17.36			$ 20.75										$ 16.96
Nonvested, December 31, 2010, shares										41,177,000	38,083,000		5,169,000	6,118,000									12,637,000	8,681,000
Nonvested, December 31, 2010, weighted-average grant date fair value per share										$ 17.57	$ 19.9		$ 21.92	$ 23.07									$ 17.3	$ 17.04
The following table provides data related to award activity:
Total fair-value-based amount of shares vested										311	131	119
The weighted-average assumptions used in the valuation of PSAs are as follows:
Average peer stock price volatility																23.64%	36.30%	32.13%
The following table summarizes all PSA and PCSA activity during 2010, with the shares granted representing the maximum award that could be achieved:
Modifications, shares													706,000
Modifications, weighted-average grant date fair value per share													$ 14.18
Number Of Employees Terminated:
Actual Employees Terminated	36,400
The following table provides data related to all PSA and PCSA activity:
Total intrinsic value of vested PSA/PCSA shares													$ 3	$ 37	$ 15
The following table provides data related to all Tsru activity :
Weighted-average grant date fair value per TSRU																							$ 4.25	$ 4.26
Share-Based Payments Narrative:
Target award percentage, Maximum													200.00%							200.00%
Target award percentage, Minimum													0.00%							0.00%
Vesting Period							After three years of continuous service from the grant date			After three years of continuous service from the grant date						After three years			After five years of continuous service from the grant date				On the third anniversary of the grant
Black-out period for equity instruments other than options																							Two years after the end of the three-year vesting term
Increase (decrease) the number of shares available for grants				425,000,000
Maximum shares available per individual during the plan period				3,000,000																						8,000,000
Shares available for award					405,000,000	475,000,000
Contractual term							P10Y
Trading Days																							20
Holding Period							P1Y
Exercise period in the event of a divestiture or restructuring							P3M
Service period for certain instances																			Over two to four years of continuous service from the grant date
Performance period																P3Y
Settlement Period																							P5Y

Earnings Per Share Attributable to Common Shareholders (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
EPS Numerator - Basic:
Income from continuing operations	$ 8,298	$ 8,630	$ 8,049
Less: Net income attributable to noncontrolling interests	32	9	23
Income from continuing operations attributable to Pfizer Inc.	8,266	8,621	8,026
Less: Preferred stock dividends - net of tax	2	2	3
Income from continuing operations attributable to Pfizer Inc. common shareholders	8,264	8,619	8,023
Discontinued operations - net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders	$ 8,255	$ 8,633	$ 8,101
EPS Denominator:
Weighted-average number of common shares outstanding - Basic	8,036	7,007	6,727
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	38	38	23
Weighted-average number of common shares outstanding - Diluted	8,074	7,045	6,750
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans	413	400	489

Earnings Per Share Numerator Diluted (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
EPS Numerator - Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,266	$ 8,621	$ 8,026
Discontinued operations - net of tax	(9)	14	78
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,257	$ 8,635	$ 8,104

Lease Commitments (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Lease Narrative:
Rental expense, net of sublease income	$ 394	$ 364	$ 370
Lease commitments [Member]
This table shows future minimum rental commitments under non-cancelable operating leases as of December 31 for the following years:
Year 1 (2011)	185
Year 2 (2012)	158
Year 3 (2013)	138
Year 4 (2014)	113
Year 5 (2015)	95
After 5 Years (After 2015)	$ 756

Legal Proceedings (Detail)	12 Months Ended			1 Months Ended			3 Months Ended			12 Months Ended	1 Months Ended				1 Months Ended	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2005 Quigley [Member] USD ( $)	Mar. 31, 2005 Quigley [Member] USD ( $)	Aug. 31, 2004 Quigley [Member] USD ( $)	Dec. 31, 2010 Quigley [Member] USD ( $)	Oct. 03, 2010 Quigley [Member] USD ( $)	Sep. 26, 2004 Quigley [Member] USD ( $)	Dec. 31, 2010 Quigley [Member] USD ( $)	Jan. 31, 2011 WMI [Member] EUR ( €)	Oct. 31, 2010 WMI [Member] EUR ( €)	Jan. 31, 2011 Neurontin [Member] USD ( $)	Nov. 30, 2010 Neurontin [Member] USD ( $)	Dec. 31, 2010 Directors and Officers Liability Insurance [Member] USD ( $)	Dec. 31, 2008 IREF USD ( $)	Dec. 31, 2008 Pharmacia [Member] USD ( $)
Legal Proceedings and Contingencies [Line Items]
Legal matters, net	$ 1,737,000,000	$ 234,000,000	$ 3,300,000,000						$ 369,000,000
Product litigation charge, after-tax									229,000,000
Percentage of claimants' vote received					75.00%
Percentage of claims outstanding					80.00%
Payments due to claimants					430,000,000												125,000,000
Payments due to claimants, due December 2005				215,000,000
Legal matter, asbestos litigation							620,000,000	701,000,000		1,300,000,000
Legal matter, asbestos litigation, after tax										800,000,000
Insurance settlement, payments						405,000,000	405,000,000			405,000,000
Payment term						P10Y
Number of claims seeking damages	$ 88,000
Fund established															75,000,000
Verdict amount													47,400,000	65,400,000
Treble damages amount													142,200,000
Number of defendents			$ 11
Compensatory damages awarded																38,700,000
Litigation payment											150,000	70,000
Fine												€ 40,000

Segment Information (Detail) (USD $)	3 Months Ended	12 Months Ended																																																																																																																													12 Months Ended								12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended
	Oct. 03, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Biopharmaceutical [Member]	Dec. 31, 2009 Biopharmaceutical [Member]	Dec. 31, 2008 Biopharmaceutical [Member]	Dec. 31, 2010 Lipitor [Member]	Dec. 31, 2009 Lipitor [Member]	Dec. 31, 2008 Lipitor [Member]	Dec. 31, 2010 Enbrel [Member]	Dec. 31, 2009 Enbrel [Member]	Dec. 31, 2010 Lyrica [Member]	Dec. 31, 2009 Lyrica [Member]	Dec. 31, 2008 Lyrica [Member]	Dec. 31, 2010 Celebrex [Member]	Dec. 31, 2009 Celebrex [Member]	Dec. 31, 2008 Celebrex [Member]	Dec. 31, 2010 Prevnar / Prevenar 13 [Member]	Dec. 31, 2010 Effexor [Member]	Dec. 31, 2009 Effexor [Member]	Dec. 31, 2010 Viagra [Member]	Dec. 31, 2009 Viagra [Member]	Dec. 31, 2008 Viagra [Member]	Dec. 31, 2010 Xalatan / Xalacom [Member]	Dec. 31, 2009 Xalatan / Xalacom [Member]	Dec. 31, 2008 Xalatan / Xalacom [Member]	Dec. 31, 2010 Norvasc [Member]	Dec. 31, 2009 Norvasc [Member]	Dec. 31, 2008 Norvasc [Member]	Dec. 31, 2010 Prevnar / Prevenar (7-valent) [Member]	Dec. 31, 2009 Prevnar / Prevenar (7-valent) [Member]	Dec. 31, 2010 Zyvox [Member]	Dec. 31, 2009 Zyvox [Member]	Dec. 31, 2008 Zyvox [Member]	Dec. 31, 2010 Premarin family [Member]	Dec. 31, 2009 Premarin family [Member]	Dec. 31, 2010 Sutent [Member]	Dec. 31, 2009 Sutent [Member]	Dec. 31, 2008 Sutent [Member]	Dec. 31, 2010 Geodon / Zeldox [Member]	Dec. 31, 2009 Geodon / Zeldox [Member]	Dec. 31, 2008 Geodon / Zeldox [Member]	Dec. 31, 2010 Detrol / Detrol LA [Member]	Dec. 31, 2009 Detrol / Detrol LA [Member]	Dec. 31, 2008 Detrol / Detrol LA [Member]	Dec. 31, 2010 Zosyn / Tazocin [Member]	Dec. 31, 2009 Zosyn / Tazocin [Member]	Dec. 31, 2010 Genotropin [Member]	Dec. 31, 2009 Genotropin [Member]	Dec. 31, 2008 Genotropin [Member]	Dec. 31, 2010 Vfend [Member]	Dec. 31, 2009 Vfend [Member]	Dec. 31, 2008 Vfend [Member]	Dec. 31, 2010 Protonix [Member]	Dec. 31, 2009 Protonix [Member]	Dec. 31, 2010 Chantix / Champix [Member]	Dec. 31, 2009 Chantix / Champix [Member]	Dec. 31, 2008 Chantix / Champix [Member]	Dec. 31, 2010 BeneFIX [Member]	Dec. 31, 2009 BeneFIX [Member]	Dec. 31, 2010 Zoloft [Member]	Dec. 31, 2009 Zoloft [Member]	Dec. 31, 2008 Zoloft [Member]	Dec. 31, 2010 Caduet [Member]	Dec. 31, 2009 Caduet [Member]	Dec. 31, 2008 Caduet [Member]	Dec. 31, 2010 Aromasin [Member]	Dec. 31, 2009 Aromasin [Member]	Dec. 31, 2008 Aromasin [Member]	Dec. 31, 2010 Revatio [Member]	Dec. 31, 2009 Revatio [Member]	Dec. 31, 2008 Revatio [Member]	Dec. 31, 2010 Pristiq [Member]	Dec. 31, 2009 Pristiq [Member]	Dec. 31, 2010 Medrol [Member]	Dec. 31, 2009 Medrol [Member]	Dec. 31, 2008 Medrol [Member]	Dec. 31, 2010 Cardura [Member]	Dec. 31, 2009 Cardura [Member]	Dec. 31, 2008 Cardura [Member]	Dec. 31, 2010 Aricept [Member]	Dec. 31, 2009 Aricept [Member]	Dec. 31, 2008 Aricept [Member]	Dec. 31, 2010 Zithromax / Zmax [Member]	Dec. 31, 2009 Zithromax / Zmax [Member]	Dec. 31, 2008 Zithromax / Zmax [Member]	Dec. 31, 2010 BMP2 [Member]	Dec. 31, 2009 BMP2 [Member]	Dec. 31, 2010 Rapamune [Member]	Dec. 31, 2009 Rapamune [Member]	Dec. 31, 2010 ReFacto AF/ Xyntha [Member]	Dec. 31, 2009 ReFacto AF/ Xyntha [Member]	Dec. 31, 2010 Fragmin [Member]	Dec. 31, 2009 Fragmin [Member]	Dec. 31, 2008 Fragmin [Member]	Dec. 31, 2010 Tygacil [Member]	Dec. 31, 2009 Tygacil [Member]	Dec. 31, 2010 Alliance revenues [Member]	Dec. 31, 2009 Alliance revenues [Member]	Dec. 31, 2008 Alliance revenues [Member]	Dec. 31, 2010 All other [Member]	Dec. 31, 2009 All other [Member]	Dec. 31, 2008 All other [Member]	Dec. 31, 2010 Diversified [Member]	Dec. 31, 2009 Diversified [Member]	Dec. 31, 2008 Diversified [Member]	Dec. 31, 2010 Animal Health [Member]	Dec. 31, 2009 Animal Health [Member]	Dec. 31, 2008 Animal Health [Member]	Dec. 31, 2010 Consumer Healthcare [Member]	Dec. 31, 2009 Consumer Healthcare [Member]	Dec. 31, 2010 Nutrition [Member]	Dec. 31, 2009 Nutrition [Member]	Dec. 31, 2010 Capsugel [Member]	Dec. 31, 2009 Capsugel [Member]	Dec. 31, 2008 Capsugel [Member]	Dec. 31, 2009 Wyeth [Member] Corporate / Other [Member]	Dec. 31, 2008 Bextra and other [Member] Corporate / Other [Member]	Dec. 31, 2008 NSAID [Member] Corporate / Other [Member]	Dec. 31, 2010 Corporate / Other [Member]	Dec. 31, 2009 Corporate / Other [Member]	Dec. 31, 2008 Corporate / Other [Member]	Dec. 31, 2010 Discontinued operations / Held for sale	Dec. 31, 2009 Discontinued operations / Held for sale	Dec. 31, 2008 Discontinued operations / Held for sale	Dec. 31, 2010 Wholesaler Customer [Member]	Dec. 31, 2009 Wholesaler Customer [Member]	Dec. 31, 2010 Domestic wholesaler one [Member]	Dec. 31, 2009 Domestic wholesaler one [Member]	Dec. 31, 2010 Domestic Wholesaler two [Member]	Dec. 31, 2009 Domestic Wholesaler two [Member]	Dec. 31, 2010 Domestic Wholesaler three [Member]	Dec. 31, 2009 Domestic Wholesaler three [Member]	Dec. 31, 2010 Sales Revenue Exceeded 500 Million [Member]	Dec. 31, 2009 Sales Revenue Exceeded 500 Million [Member]	Dec. 31, 2008 Sales Revenue Exceeded 500 Million [Member]	Sep. 28, 2008 Bextra [Member]	Dec. 31, 2009 Bextra [Member]	Dec. 31, 2008 Bextra and other [Member]	Dec. 31, 2008 Bextra and other [Member]	Dec. 31, 2008 NSAID [Member]
Revenues
Revenues					$ 58,523,000,000	$ 45,448,000,000	$ 44,174,000,000																																																																																																		$ 8,966,000,000	$ 4,189,000,000	$ 3,592,000,000														$ 320,000,000	$ 372,000,000	$ 530,000,000
Total revenues		67,809,000,000	50,009,000,000	48,296,000,000
Segment profit / loss
Segment profit/loss					28,981,000,000	21,939,000,000	21,786,000,000																																																																																																		2,042,000,000	935,000,000	972,000,000														(21,601,000,000)	(12,047,000,000)	(13,064,000,000)
Total profit		9,422,000,000	10,827,000,000	9,694,000,000
Significant product revenues are as follows:
Revenues								10,733,000,000	11,434,000,000	12,401,000,000	3,274,000,000	378,000,000	3,063,000,000	2,840,000,000	2,573,000,000	2,374,000,000	2,383,000,000	2,489,000,000	2,416,000,000	1,718,000,000	520,000,000	1,928,000,000	1,892,000,000	1,934,000,000	1,749,000,000	1,737,000,000	1,745,000,000	1,506,000,000	1,973,000,000	2,244,000,000	1,253,000,000	287,000,000	1,176,000,000	1,141,000,000	1,115,000,000	1,040,000,000	213,000,000	1,066,000,000	964,000,000	847,000,000	1,027,000,000	1,002,000,000	1,007,000,000	1,013,000,000	1,154,000,000	1,214,000,000	952,000,000	184,000,000	885,000,000	887,000,000	898,000,000	825,000,000	798,000,000	743,000,000	690,000,000	68,000,000	755,000,000	700,000,000	846,000,000	643,000,000	98,000,000	532,000,000	516,000,000	539,000,000	527,000,000	548,000,000	589,000,000	483,000,000	483,000,000	465,000,000	481,000,000	450,000,000	336,000,000	466,000,000	82,000,000	455,000,000	457,000,000	459,000,000	413,000,000	457,000,000	499,000,000	417,000,000	432,000,000	482,000,000	415,000,000	430,000,000	429,000,000	400,000,000	81,000,000	388,000,000	57,000,000	404,000,000	47,000,000	341,000,000	359,000,000	316,000,000	324,000,000	54,000,000	4,084,000,000	2,925,000,000	2,251,000,000	8,307,000,000	7,417,000,000	7,753,000,000				3,575,000,000	2,764,000,000	2,825,000,000	2,772,000,000	494,000,000	1,867,000,000	191,000,000	752,000,000	740,000,000	767,000,000
Segment Assets, Property, Plant and Equipment Additions, and Depreciation and Amortization - Additional details follow:
Identifiable assets		195,014,000,000	212,949,000,000	111,148,000,000	123,560,000,000	140,008,000,000	60,591,000,000																																																																																																		18,255,000,000	19,470,000,000	2,808,000,000														52,638,000,000	52,975,000,000	47,601,000,000	561,000,000	496,000,000	148,000,000
Property, plant and equipment additions		1,513,000,000	1,205,000,000	1,701,000,000	1,263,000,000	985,000,000	1,351,000,000																																																																																																		160,000,000	147,000,000	265,000,000														90,000,000	73,000,000	85,000,000
Depreciation and amortization		8,487,000,000	4,757,000,000	5,090,000,000	2,731,000,000	1,672,000,000	2,223,000,000																																																																																																		183,000,000	113,000,000	108,000,000														5,573,000,000	2,972,000,000	2,759,000,000
Segment information narrative:
Purchase accounting for acquisitions																																																																																																																									8,300,000,000	3,800,000,000	3,200,000,000
Restructuring and acquisition - related costs		4,001,000,000	4,828,000,000	4,280,000,000																																																																																																																					4,000,000,000	4,300,000,000
Acquisition - related costs																																																																																																																											49,000,000
Net interest income		1,397,000,000	487,000,000	(772,000,000)																																																																																																																					1,400,000,000	487,000,000	772,000,000
Restructuring charges and implementation costs																																																																																																																											4,200,000,000
Intangible Assets Impairment																																																																																																																									2,100,000,000
Write-off of inventory	212,000,000																																																																																																																								212,000,000
Purchase accounting fair value adjustment related to inventory write-off	104,000,000																																																																																																																								104,000,000
Concentration Risk Number																																																																																																																															3	3							18	13	14
Concentration Risk Percentage																																																																																																																															17.00%	13.00%	14.00%	17.00%	10.00%	11.00%	9.00%	10.00%	10.00%	10.00%	10.00%
Concentration Risk Amount		500,000,000
Gain related to ViiV																																																																																																																										482,000,000
Impairment associated with certain materials used in our research and development activities that are no longer considered recoverable																																																																																																																										298,000,000
Legal matters, net		1,737,000,000	234,000,000	3,300,000,000																																																																																																																			2,300,000,000																					2,300,000,000	2,300,000,000
Pre-tax charges, production litigation																																																																																																																								900,000,000																		60,000,000	745,000,000			900,000,000
Asset impairment charges		3,486,000,000	305,000,000	570,000,000																																																																																																																							213,000,000
Goodwill resulting from our acquisition of Wyeth		2,254,000,000																																																																																																								19,000,000												20,000,000,000
Intangible asset amortization																																																																																																																									$ 5,300,000,000	$ 2,700,000,000	$ 2,500,000,000

Segment Information-Revenues By Geographic Area (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues by geographic area [Line Items]
Revenue by geographic area - United States	$ 29,046	$ 21,749	$ 20,401
Total Revenues	67,809	50,009	48,296
Long-lived assets
United States	43,665	50,901	17,296
Consolidated	76,681	90,795	31,008
Developed Europe [Member]
Revenues by geographic area [Line Items]
Revenue by geographic area - Foreign Countries	16,665	12,892	13,180
Long-lived assets
Long-lived assets	26,729	32,057	11,947
Developed Rest Of World [Member]
Revenues by geographic area [Line Items]
Revenue by geographic area - Foreign Countries	10,091	8,196	7,511
Long-lived assets
Long-lived assets	1,822	1,936	516
Emerging Markets [Member]
Revenues by geographic area [Line Items]
Revenue by geographic area - Foreign Countries	12,007	7,172	7,204
Long-lived assets
Long-lived assets	$ 4,465	$ 5,901	$ 1,249

Subsequent Events (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	Feb. 01, 2011	Feb. 28, 2011 King [Member]	Jan. 31, 2011 King [Member]
Acquisition of King Pharmaceuticals, Inc.
Merger agreement to acquire King Pharmaceuticals, per share, without interest		$ 14.25	$ 14.25
Acquisition purchase price paid			$ 3,300
Business Acquisition Acquired Entity Common Shares Percent			92.50%
Research and Development Productivity Initiative
Employee-termination charges estimation, minimum	800
Employee-termination charges estimation, maximum	1,100
Other exit and implementation charges estimation, minimum	300
Other exit and implementation charges estimation, maximum	500
Pre-tax impairment and additional depreciation-asset restructuring charges, minimum	1,100
Pre-tax impairment and additional depreciation-asset restructuring charges, maximum	1,300
Additional depreciation-asset restructuring charges, minimum	800
Additional depreciation-asset restructuring charges, maximum	$ 900